Oppenheimer New Jersey Municipal Fund


Prospectus dated November 27, 2000



                                    Oppenheimer  New Jersey  Municipal Fund is a
                                    mutual fund. It seeks current  income exempt
                                    from federal and New Jersey  personal income
                                    taxes  by  investing   mainly  in  municipal
                                    securities,  while  attempting  to  preserve
                                    capital.
                                       This   Prospectus    contains   important
                                    information about the Fund's objective,  its
                                    investment  policies,  strategies and risks.
                                    It also contains important information about
                                    how to buy and sell  shares  of the Fund and
                                    other account
As with all mutual funds, the       features.  Please read this
Securities and Exchange             Prospectus carefully before you
Commission has not approved or      invest and keep it for future
disapproved the Fund's              reference about your account.
securities nor has it
determined that this
Prospectus is accurate or
complete.  It is a criminal
offense to represent otherwise.

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                                                        [OppenheimerFunds logo]

Contents
           About The Fund
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           The Fund's Investment Objective and Strategies

           Main Risks of Investing in the Fund

           The Fund's Past Performance

           Fees and Expenses of the Fund

           About the Fund's Investments

           How the Fund is Managed


           About Your Account
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           How to Buy Shares
           Class A Shares
           Class B Shares
           Class C Shares

           Special Investor Services
           AccountLink
           PhoneLink
           OppenheimerFunds Internet Web Site

           How to Sell Shares
           By Mail
           By Telephone
           By Checkwriting

           How to Exchange Shares

           Shareholder Account Rules and Policies

           Dividends, Capital Gains and Taxes

           Financial Highlights
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About the Fund
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The Fund's Investment Objective and Strategies

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What Is the Fund's Investment Objective? The Fund seeks as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital.
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     What Does the Fund Invest In? The Fund invests mainly in New Jersey municipal securities that pay interest from federal and New Jersey individual income taxes. These securities primarily include municipal bonds (which are debt obligations having a maturity of more than one (1) year when issued), municipal notes (short-term obligations), and interests in municipal leases. Most of the securities the Fund buys must be "investment grade" (securities rated in the four (4) highest rating categories of national rating organizations, such as Moody's Investors Services ("Moody's")).

      Under normal market conditions, the Fund:
      |_| attempts to invest 100% of its assets in municipal securities, |_| as a fundamental policy, invests at least 80% of its assets in municipal securities, and |_| invests at least 80% of its total assets in New Jersey municipal securities.

      The Fund does not limit its investments to securities of a particular maturity range, and may hold both short- and long-term securities. However, it currently focuses on longer-term securities to seek higher yields. These investments are more fully explained in "About the Fund's Investments," below.

      |X| How Do the Portfolio Managers Decide What Securities to Buy or Sell? In selecting securities for the Fund, the portfolio managers look primarily throughout New Jersey for municipal securities using a variety of factors that may change over time and may vary in particular cases. The portfolio managers currently look for:
           |_| Securities that provide high current income |_| A wide range of securities of different issuers within the state,
             including different agencies and municipalities, to spread risk |_| Securities having favorable credit characteristics |_| Special situations that provide opportunities for value

     Who Is the Fund Designed For? The Fund is designed for individual investors who are seeking income exempt from federal personal income taxes and New Jersey personal income taxes. The Fund does not seek capital gains or growth. Because it invests in tax-exempt securities, the Fund is not appropriate for retirement plan accounts or for investors seeking capital growth. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

      All investments have risks to some degree. The Fund's investments are subject to changes in their value from a number of factors, described below. There is also the risk that poor security selection by the Fund's investment Manager, OppenheimerFunds, Inc., will cause the Fund to underperform other funds having a similar objective.

      These risks collectively form the risk profile of the Fund and can affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its objective.

      |X| Credit Risk. Municipal securities are subject to credit risk. Credit risk is the risk that the issuer of a municipal security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income may be reduced and if the issuer fails to repay principal, the value of that security and of the Fund's shares may be reduced. Because the Fund can invest as much as 25% of its assets in municipal securities below investment grade to seek higher income, the Fund's credit risks are greater than those of funds that buy only investment-grade bonds. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

      |X| Interest Rate Risks. Municipal securities are debt securities that are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already-issued municipal securities generally rise. When prevailing interest rates rise, the values of already-issued municipal securities generally fall, and the securities may sell at a discount from their face amount. The magnitude of these price changes is generally greater for bonds with longer maturities. The Fund currently focuses on longer-term securities to seek higher income. Callable bonds the Fund buys are more likely to be called when interest rates fall, and the Fund might then have to reinvest the proceeds of the called instrument in other securities that have lower yields.

      |X| Risks of Non-Diversification. The Fund is "non-diversified." That means that compared to funds that are diversified, it can invest a greater portion of its assets in the securities of one issuer, such as bonds issued by the State of New Jersey. Having a higher percentage of its assets invested in the securities of fewer issuers, particularly government issuers of one state, could result in greater fluctuations of the Fund's share prices due to economic, regulatory or political problems in New Jersey.

      |X| Risks of Derivative Investments. The Fund can use derivatives to seek increased returns or to try to hedge investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, "inverse floaters" and variable rate obligations are examples of derivatives the Fund can use.

      If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on its investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. If that happens, the Fund will get less income than expected, its hedge might be unsuccessful, and its share price could decline. To try to preserve capital, the Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can increase the volatility of the Fund's share prices. Some derivatives may be illiquid, making it difficult for the Fund to sell them quickly at an acceptable price.

How Risky Is the Fund Overall? The value of the Fund's investments will change over time due to a number of factors. They include changes in general bond market movements, the change in value of particular bonds because of an event affecting the issuer, or changes in interest rates that can affect bond prices overall. The Fund focuses its investments in New Jersey municipal securities and is non-diversified. It will therefore be vulnerable to the effects of economic changes that affect New Jersey governmental issuers. These changes can affect the value of the Fund's investments and its prices per share. In the OppenheimerFunds spectrum, the Fund is more conservative than some types of taxable bond funds, such as high yield bond funds, but has greater risks than money market funds.

      An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the full calendar years since the Fund's inception (3/1/94) and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

[See bar chart in Appendix]


For the period from 1/1/00 through 9/30/00, the cumulative return (not annualized) for Class A shares was 5.10%. Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 6.81% (1Q'95) and the lowest return (not annualized) for a calendar quarter was -3.15% (3Q'99).

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Average Annual
Total Returns for                       5 Years
the periods             1 Year        (or Life of     Life of Class
ending December                      Class if less)
31, 1999
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Class A Shares
(Inception             -12.38%           4.26%            2.80%
3/1/94)
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Lehman Brothers
Municipal Bond          -2.06%           6.91%            5.20%
Index
(from 2/28/94)
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(Class B Shares
(Inception             -12.91%           4.19%            2.75%
3/1/94)

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Class C Shares
(Inception              -9.41%           3.10%             N/A
8/29/95)


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The Fund's average annual total returns include the applicable sales charge: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year); for Class C, the 1% contingent deferred sales charge for the one (1)-year period. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Fund's performance is compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds. The index ncludes municipal securities from many states while the Fund focuses on New Jersey municipal securities, and the index performance does not consider the effects of capital gains or transaction costs.

Fees and Expenses of the Fund

      The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly.
Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended July 31, 2000.


Shareholder Fees (charges paid directly from your investment):

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                                Class A       Class B      Class C
                                Shares        Shares        Shares
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Maximum  Sales Charge (Load)
on  purchases  (as  a  %  of     4.75%         None          None
offering price)

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Maximum    Deferred    Sales
Charge  (Load)  (as % of the     None1          5%2          1%3
lower   of   the    original
offering       price      or
redemption proceeds)

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1. A 1% contingent deferred sales charge may apply to redemptions of investments of $1 million or more of Class A shares. See "How to Buy Shares" for details. 2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth (6th) year and is eliminated after that.
3. Applies to shares redeemed within twelve (12) months of purchase.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

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                                  Class A    Class B    Class C
                                  Shares     Shares     Shares
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Management Fees*                  0.60%      0.60%      0.60%
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Distribution and/or Service
(12b-1) Fees                      0.14%      0.90%      0.90%
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Other Expenses                    0.35%      0.35%      0.35%
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Total Annual Operating Expenses   1.09%      1.85%      1.85%
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* The management fee expenses in the table are based on the fees the Fund would have paid if the Manager had not waived a portion of its fee under a voluntary undertaking to the Fund. After the Manager's waiver, the actual management fee as a percentage of average daily net assets was 0.30% for each class of shares. The Manager can withdraw that voluntary waiver at any time. The service fee payable under the 12b-1 plans for each class of shares is a maximum of 0.25% (currently set by the Board at 0.15% of average annual net assets of the class). Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays.

Examples. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated, and reinvest your dividends and distributions.

     The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

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If shares are          1 year    3 years    5 years    10 years1
redeemed:

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Class A Shares         $581      $805       $1,047     $1,741

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Class B Shares         $688      $882       $1,201     $1,788

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Class C Shares         $288      $582       $1,001     $2,169

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If shares are not      1 year    3 years    5 years    10 years1
redeemed:
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Class A Shares         $581      $805       $1,047     $1,741

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Class B Shares         $188      $582       $1,001     $1,788

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Class C Shares         $188      $582       $1,001     $2,169

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In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include contingent deferred sales charges.

1. Class B expense for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A after six (6) years.

About the Fund's Investments

The Fund's Principal Investment Policies. The allocation of the Fund's portfolio among different types of investments will vary over time based on the Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below.

      The Manager tries to reduce risks by selecting a wide variety of municipal investments and by carefully researching securities before they are purchased. However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The yield and share prices of the Fund will change daily based on changes in market prices of securities, interest rates and market conditions and in response to other economic events. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

What is A Municipal Security? A municipal security is essentially a loan by the buyer to the issuer of the security. The issuer promises to pay back the principal amount of the loan and normally pay interest excludable from gross income for federal personal income taxes.

      |X| Municipal Securities. The Fund buys municipal bonds and notes, certificates of participation in municipal leases and other debt obligations. New Jersey municipal securities are municipal securities that are not subject to New Jersey personal income tax in the opinion of bond counsel to the issuer at the time the security is issued. They include obligations issued by the State of New Jersey and its political subdivisions (such as cities, towns, school districts, counties, agencies and authorities). They also may include debt obligations of the governments of certain possessions, territories and commonwealths of the United States if the interest is not subject to New Jersey personal income tax.

      The Fund can also buy other municipal securities issued by the governments of the District of Columbia and of other states, as well as their political subdivisions, authorities and agencies, and securities issued by any commonwealths, territories or possessions of the United States, or their respective agencies, instrumentalities or authorities, if the interest paid on the security is not subject to federal personal income tax (in the opinion of bond counsel to the issuer at the time the security is issued).

      Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or public facilities. The Fund can buy both long-term and short-term municipal securities. Long-term securities have a maturity of more than one (1) year. The Fund generally focuses on longer-term securities, to seek higher income.

      The Fund can buy municipal securities that are "general obligations," secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The Fund can also buy "revenue obligations," whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some of these revenue obligations are private activity bonds that pay interest that may be a tax preference for investors subject to alternative minimum tax.

      The Fund can also buy "municipal lease obligations" secured by the obligation of the lessee to make rental payments.

      |X| Municipal Lease Obligations. Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities. The Fund can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain "non-appropriation" clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis. If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable. Some lease obligations might not have an active trading market, making it difficult for the Fund to sell them quickly at an acceptable price.

      |X| Ratings of Municipal Securities the Fund Buys. Most of the municipal securities the Fund buys are "investment grade" at the time of purchase. The Fund does not invest more than 25% of its total assets in municipal securities that at the time of purchase are not "investment-grade." "Investment grade" securities are those rated within the four highest rating categories of Moody's, Standard & Poor's Rating Services or Fitch, Inc. or other nationally recognized rating organization, or (if unrated) judged by the Manager to be comparable to securities rated as investment grade. Rating definitions of rating organizations are described in the Statement of Additional Information. If a security the Fund buys is not rated, the Manager will use its judgment to assign a rating that it believes is comparable to that of a rating organization.

      The Manager relies to some extent on credit ratings by nationally recognized rating organizations in evaluating the credit risk of securities selected for the Fund's portfolio. It also uses its own research and analysis to evaluate risks. Many factors affect an issuer's ability to make timely payments, and the credit risks of a particular security may change over time. If the rating of a security is reduced after the Fund buys it, the Fund is not required automatically to dispose of that security. However, the Manager will evaluate those securities to determine whether to keep them in the Fund's portfolio.

Special Credit Risks of Lower-Grade Securities. Municipal securities below investment-grade (sometimes called "junk bonds") usually offer higher yields than investment grade securities but are subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment grade have a greater risk that the issuers may not meet their debt obligations. They may also be less liquid than investment-grade securities making it harder for the Fund to sell them at an acceptable price.

Can the Fund's Investment Objective and Policies Change? The Fund's Board of Trustees can change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy or technique is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

Other Investment Strategies. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Manager might not always use all of the different types of techniques and investments described below. These techniques involve risks, although some are designed to help reduce overall investment or market risk.

      |X| Floating Rate/Variable Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the ninety one (91) day U.S.
Treasury Bill rate.

      |X| Inverse Floaters Have Special Risks. Variable rate bonds known as "inverse floaters" pay interest at rates that move in the opposite direction of yields on short-term bonds in response to market changes. As interest rates rise, inverse floaters produce less current income, and their market value can become volatile. Inverse floaters are a type of "derivative security." Some have a "cap," so that if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund will not invest more than 20% of its total assets in inverse floaters.

      |X| Other Derivatives. The Fund can invest in other derivative securities that pay interest that depends on the change in value of an underlying asset, interest rate or index. Examples are interest rate swaps, municipal bond indices or swap indices.

      |X| "When-Issued" and "Delayed Delivery" Transactions. The Fund can purchase municipal securities on a "when-issued" basis and can purchase or sell such securities on a "delayed delivery" basis. Between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to the Fund if the value of the when-issued security declines prior to the settlement date.

      |X| Puts and Stand-By Commitments. The Fund can acquire "stand-by commitments" or "puts" with respect to municipal securities. These investments give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, a security having this feature may have a lower interest rate. The Fund will acquire stand-by commitments or puts solely to enhance portfolio liquidity.

      |X| Illiquid and Restricted Securities. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under federal securities laws before they can be sold publicly. The Fund will not invest more than 15% of its net assets in illiquid securities and cannot invest more than 10% of its net assets in restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X| Borrowing for Investment Leverage. The Fund can borrow money to purchase additional securities, a technique referred to as "leverage." As a fundamental policy, the Fund's borrowings for investment purposes must be from banks and are limited to not more than 5% of the Fund's total assets. The interest on borrowed money is an expense that might reduce the Fund's yield.

      |X| Hedging. The Fund can purchase and sell futures contracts, put and call options, and enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on its use of them. The Fund does not use hedging instruments to a substantial degree and is not required to use them in seeking its goal.

      Hedging involves risks. If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the hedge might be unsuccessful and the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

      Interest rate swaps are subject to credit risks and interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. The Fund cannot enter into swaps with respect to more than 25% of its total assets.

Temporary Defensive Investments. The Fund can invest up to 100% of its total assets in temporary defensive investments during periods of volatile or adverse market conditions. Generally, the Fund's defensive investments will be short-term municipal securities, but could be U.S. government securities or highly-rated corporate debt securities. The income from some temporary defensive investments might not be tax-exempt, and therefore when making those investments the Fund might not achieve its objective.

      Under normal market conditions, the Fund can also hold these types of investments for cash management purposes pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares.

How the Fund is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has operated as an investment advisor since January 1960. The Manager (including subsidiaries) managed more than $125 billion in assets as of October 31, 2000, including other Oppenheimer funds with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

      |X| Portfolio Managers. The portfolio managers of the Fund are Jerry Webman and Merrell Hora. Mr. Webman is a Senior Vice President of the Manager and Mr. Hora is an Assistant Vice President of the Manager. Mr.
Webman and Mr. Hora are the persons principally responsible for the day-to-day management of the Fund's portfolio, effective August 28, 2000.

      Mr. Webman is also a Senior Vice President of HarbourView Asset Management Corporation since May 1999 and an officer and portfolio manager of other Oppenheimer funds. Prior to joining the Manager in February 1996, Mr. Webman was an officer and portfolio manager with Prudential Mutual Funds Investment Management Inc. (March 1986 - February 1996).

      Mr. Hora is a portfolio manager of other Oppenheimer funds and was formerly a Senior Quantitative Analyst for the Fixed Income Department's Quantitative Analysis Team from July 1998 through August 2000. Prior to joining the Manager, Mr. Hora was a quantitative analyst with a subsidiary of the Cargill Financial Services Group and also held numerous positions at the University of Minnesota from which he obtained his Ph.D in Economics.

      |X| Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines as the Fund's assets grow: 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion. As a result of the Manager's voluntary assumption of certain Fund expenses, the Fund's management fee for its last fiscal year ended July 31, 2000 was 0.30% of average annual net assets for each class of shares.


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About Your Account
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How to Buy Shares

How Do You Buy Shares? You can buy shares several ways, as described below. The Fund's Distributor, OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

     |X| Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.

     |X| Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.

     |X| Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at 1.800.525.7048 to notify the Distributor of the wire and to receive further instructions.

     |X| Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, shares are purchased for your account by a transfer of money from your account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.

     |X| Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.

How Much Must You Invest? You can buy Fund shares with a minimum initial investment of $1,000. You can make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

     |X| With Asset Builder Plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. You can make additional purchases of at least $25 by telephone through AccountLink.

     |X| The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

At What Price Are Shares Sold? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Denver, Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time".

      The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Trustees has established procedures to value the Fund's securities, in general based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained.

The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received. Shares purchased for your account through AccountLink normally will be purchased two (2) business days after the regular business day on which you instruct the Distributor to initiate the ACH transfer to buy the shares.

Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.

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What  Classes of Shares Does the Fund Offer?  The Fund offers  investors  three
(3) different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
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      |X| Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.

      |X| Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within six (6) years of buying them, you
will  normally  pay  a  contingent   deferred  sales  charge.  That  contingent
deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.

     |X| Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within twelve (12) months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class C Shares?" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

     The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

     |X| How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C .

     |X| Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six (6) years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six (6) years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one (1) year.

     However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six (6) years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

     And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

     |X| Investing for the Longer Term. If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven (7) years or more, Class B shares may be appropriate.

     Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

     |X| Are There Differences in Account Features That Matter to You? Some account features may not be available to Class B or Class C shareholders. Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of Additional Information. Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Also, checkwriting privileges are not available for accounts subject to a contingent deferred sales charge.

     |X| How Does It Affect Payments to My Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

Special Sales Charge Arrangements and Waivers. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special conditions apply.

How Can You Buy Class A Shares? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as concessions. The Distributor reserves the right to reallow the entire concessions to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

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                      Front-End            Sales            Front-End
Sales      Concessions As a
                      Charge        As       a       Charge        As
a            Percentage of
                      Percentage of      Percentage of Net   Offering
Amount of Purchase    Offering Price     Amount Invested  Price
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Less than $50,000       4.75%              4.98%      4.00%
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$50,000 or more but     4.50%              4.71%      4.00%
less than $100,000
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$100,000 or more but    3.50%              3.63%      3.00%
less than $250,000
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$250,000 or more but    2.50%              2.56%      2.25%
less than $500,000
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$500,000 or more but    2.00%              2.04%      1.80%
less than $1 million
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      |X| Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 0.50% of purchases of $1 million or more other than by retirement accounts. That concession will be paid only on purchases that were not previously subject to a front-end sales charge and dealer concession.

      If you redeem any of those shares within an eighteen (18) month "holding period" measured from the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original net asset value of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

How Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges" in the Statement of Additional Information.

How Can You Buy Class B Shares? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six (6) years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:
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Years Since Beginning of     Contingent Deferred Sales Charge
Month in which Purchase      On Redemptions in That Year
Order Was Accepted           (As % of Amount Subject to Charge)
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0-1                          5.0%
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1-2                          4.0%
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2-3                          3.0%
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3-4                          3.0%
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4-5                          2.0%
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5-6                          1.0%
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6 and following              None
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In the table, a "year" is a twelve (12) month period. In applying the sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      |X| Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares seventy-two (72) months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares you hold convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in the Statement of Additional Information.

How Can You Buy Class C Shares? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within twelve (12) months from the end of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

Distribution and Service (12b-1) Plans

      |X| Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.15% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

      |X| Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.15% per year under each plan.

      The asset-based sales charge and service fees increase Class B and Class C expenses by up to 0.90% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The Distributor pays the 0.15% service fees to dealers in advance for the first year after the shares were sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The Distributor currently pays a sales concession of 3.85% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

      The Distributor currently pays sales concessions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 0.90% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more.

Special Investor Services

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
     |X| transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or |X| have the Transfer Agent send redemption proceeds or to transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.852.8457. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1.800.533.3310.

      |X| Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.533.3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

      |X| Exchanging Shares. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number.

      |X| Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

Can You Submit Transaction Requests by Fax? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.525.7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OppenheimerFunds Internet Web Site. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet web site, at http://www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions, you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1.800.533.3310. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer fund account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to six (6) months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment.

How to Sell Shares

      You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1.800.525.7048, for assistance.


      Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that require a signature guarantee):
      |X| You wish to redeem $100,000 or more and receive a check |X| The redemption check is not payable to all shareholders listed on the account statement
      |X| The redemption check is not sent to the address of record on your account statement
      |X| Shares are being transferred to a Fund account with a different owner or name
      |X| Shares are being redeemed by someone (such as an Executor) other than the owners

      Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:

      |X| a U.S. bank, trust company, credit union or savings association, |X| by a foreign bank that has a U.S. correspondent bank, |X| by a U.S. registered dealer or broker in securities, municipal securities or government securities, or
      |X| by a U.S. national securities exchange, a registered securities association or a clearing agency.

      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

How Do You Sell Shares by Mail? Write a letter of instructions that includes:
      |X| Your name
      |X| The Fund's name
      |X| Your Fund account number (from your account statement) |X| The dollar amount or number of shares to be redeemed |X| Any special payment instructions |X| Any share certificates for the shares you are selling |X| The signatures of all registered owners exactly as the account is registered, and
      |X| Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

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Use the following address for requests by mail:     Send courier or express
mail requests to:
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OppenheimerFunds Services                 OppenheimerFunds Services
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P.O. Box 5270, Denver, Colorado 80217-5270          10200  E.  Girard   Avenue,
Building D
                                    Denver, Colorado 80231

How Do You Sell Shares by Telephone? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held under a share certificate by telephone.
      |X|  To   redeem   shares   through  a   service   representative,   call
1.800.852.8457
      |X|  To redeem shares automatically on PhoneLink, call 1.800.533.3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?

Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven (7) day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within thirty (30) days of changing the address on an account.

Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

Checkwriting. To write checks against your Fund account, request that privilege on your account Application, or contact the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1.800.525.7048 to request checkwriting for an account in this Fund with the same registration as the other account. See the Statement of Additional Information for terms and conditions applicable to checkwriting.

      |X| Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Fund's custodian bank.
      |X| Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
      |X| Checks must be written for at least $100.
      |X| Checks cannot be paid if they are written for more than your account value. Remember: your shares fluctuate in value and you should not write a check close to the total account value.
      |X| You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior ten
(10) days.
      |X| Don't use your checks if you changed your Fund account number, until you receive new checks.

Can You Sell Shares Through Your Dealer? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

How Do Contingent Deferred Sales Charges Affect Redemptions? If you purchase shares subject to a Class A, Class B or Class C contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares you own, the contingent deferred sales charge will be deducted from redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the Statement of Additional Information) and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.

A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:
   o the amount of your account value represented by an increase in net asset value over the initial purchase price,
   o shares purchased by the reinvestment of dividends or capital gains distributions, or
   o shares redeemed in the special circumstances described in Appendix C to the Statement of Additional Information.

      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

      (1) shares acquired by reinvestment of dividends and capital gains distributions,

      (2) shares held the holding period that applies to the class, and

(3) shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of the Fund can be purchased by exchange of shares of other Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
      |X| Shares of the fund selected for exchange must be available for sale in your state of residence.
      |X| The prospectuses of both funds must offer the exchange privilege.
      |X| You must hold the shares you buy when you establish your account for at least seven (7) days before you can exchange them. After the account is open seven (7) days, you can exchange shares every regular business day.
      |X| You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
      |X| Before exchanging into a fund, you must obtain and read its prospectus.

      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.525.7048. That list can change from time to time.

How Do You Submit Exchange Requests? Exchanges may be requested in writing or by telephone:

      |X| Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.

      |X| Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1.800.852.8457, or by using PhoneLink for automated exchanges by calling 1.800.533.3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

Are There Limitations on Exchanges? There are certain exchange policies you should be aware of:
      |X| Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven (7) days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of multiple exchange requests from a "market timer" might require the Fund to sell securities at a disadvantageous time and/or price.

      |X| Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that it believes will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
      |X| The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.
      |X| If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

      More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.

      |X| The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

      |X| Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

      |X| The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

      |X| Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

      |X| Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

      |X| The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.

      |X| Payment for redeemed shares ordinarily is made in cash. It is forwarded by check or through AccountLink (as elected by the shareholder) within seven (7) days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three (3) business days after redemption.

      |X| The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as ten (10) days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

      |X| Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

      |X| Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.

      |X| "Backup Withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

      |X| To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

      If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.525.7048. You may also notify the Transfer Agent in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net investment income each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees. Daily dividends will not be declared or paid on newly purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

      The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders. Dividends and distributions paid on Class A shares will generally be higher than for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or distributions.

Capital Gains. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.


What Are Your Choices for Receiving Distributions? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four (4) options:


      |X| Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.


      |X| Reinvest Dividends and Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving other types of distributions by check or having them sent to your bank account through AccountLink.


      |X| Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.

      |X| Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another Oppenheimer fund account you have established.

Taxes. Dividends paid from net investment income earned by the Fund on municipal securities will be excludable from gross income for federal personal income tax purposes. A portion of a dividend that is derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the alternative minimum tax. If the Fund earns interest on taxable investments, any dividends derived from those earnings will be taxable as ordinary income to shareholders.

      Dividends paid by the Fund from interest on New Jersey municipal securities will be exempt from New Jersey personal income taxes. Dividends paid from income from municipal securities of issuers outside New Jersey will normally be subject to New Jersey personal income taxes.


      Dividends and capital gains distributions may be subject to state or local taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Dividends paid from short-term capital gains and non-tax exempt net investment income are taxable as ordinary income. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income.


      |X| Remember There May be Taxes on Transactions. Even though the Fund seeks to distribute tax-exempt income to shareholders, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

      |X| Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to
shareholders.   If  that  occurs,   it  will  be   identified   in  notices  to
shareholders.


      This information is only a summary of certain federal personal income tax and New Jersey tax information about your investment. You should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.


Financial Highlights


The Financial Highlights Table is presented to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.



------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------

                                                                          Year       Year
                                                                         Ended      Ended
                                                                       July 31,  Dec. 31,
Class A                                 2000    1999     1998    1997     19961      1995
Net asset value, beginning of period   $11.21  $11.58   $11.54  $11.10   $11.26     $10.41
==========================================================================================
Per Share Operating Data
Net asset value, beginning of period   $11.21  $11.58   $11.54  $11.10   $11.26     $10.41
------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                     .53     .55      .58     .62      .36        .61
Net realized and unrealized gain (loss)  (.82)   (.36)     .09     .45     (.16)       .86
                                        --------------------------------------------------
Total income (loss) from
investment operations                    (.29)    .19      .67    1.07      .20       1.47
------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income     (.55)   (.55)    (.59)   (.61)    (.36)      (.61)
Distributions from net realized gain     (.01)   (.01)    (.04)   (.02)      --       (.01)
                                        --------------------------------------------------
Total dividends and/or distributions
to shareholders                          (.56)   (.56)    (.63)   (.63)    (.36)      (.62)
------------------------------------------------------------------------------------------
Net asset value, end of period         $10.36  $11.21   $11.58  $11.54   $11.10     $11.26
                                       ===================================================

==========================================================================================
Total Return, at Net Asset Value2       (2.47)%  1.57%    5.96%   9.99%    1.80%     14.42%


==========================================================================================
Ratios/Supplemental Data
Net assets, end of period (in
 thousands)                           $31,937 $42,289  $33,060 $19,109  $11,354     $8,806
------------------------------------------------------------------------------------------
Average net assets (in thousands)     $35,286 $38,999  $24,909 $14,072  $10,036     $6,504
------------------------------------------------------------------------------------------
Ratios to average net assets:3
Net investment income                    5.26%   4.71%    4.94%   5.45%    5.49%      5.51%
Expenses                                 1.09%   1.10%    1.14%4  1.08%4   1.64%4     1.75%4
Expenses, net of indirect expenses
and waiver of expenses                   0.79%   0.63%    0.38%   0.88%    0.97%      0.80%
------------------------------------------------------------------------------------------
Portfolio turnover rate                   101%     70%      46%     12%      33%         7%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

                                                                          Year       Year
                                                                          Ended      Ended
                                                                         July 31,   Dec. 31,
Class B                                 2000     1999    1998     1997    1996 1      1995
============================================================================================
Per Share Operating Data
Net asset value, beginning of period   $11.21   $11.58   $11.53  $11.09   $11.25     $10.40
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                     .47      .47      .50     .53      .31        .53
Net realized and unrealized gain
(loss)                                   (.83)    (.37)     .09     .46     (.16)       .86
                                       -----------------------------------------------------
Total income (loss) from
investment operations                    (.36)     .10      .59     .99      .15       1.39
--------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income     (.47)    (.46)    (.50)   (.53)    (.31)      (.53)
Distributions from net realized gain     (.01)    (.01)    (.04)   (.02)      --       (.01)
                                       -----------------------------------------------------
Total dividends and/or distributions
to shareholders                          (.48)    (.47)    (.54)   (.55)    (.31)      (.54)
--------------------------------------------------------------------------------------------
Net asset value, end of period         $10.37   $11.21   $11.58  $11.53   $11.09     $11.25
                                       =====================================================

============================================================================================
Total Return, at Net Asset Value2       (3.11)%   0.81%    5.25%   9.18%    1.34%     13.59%

============================================================================================
Ratios/Supplemental Data
Net assets, end of period (in
thousands)                            $35,338  $44,322  $33,062 $18,647   $9,740     $5,222
--------------------------------------------------------------------------------------------
Average net assets (in thousands)     $38,064  $39,842  $25,556 $13,278   $7,774     $4,080
--------------------------------------------------------------------------------------------
Ratios to average net assets:3
Net investment income                    4.50%    3.96%    4.17%   4.70%    4.70%      4.79%
Expenses                                 1.85%    1.85%    1.89%4  1.83%4   2.40%4     2.49%4
Expenses, net of indirect expenses
and waiver of expenses                   1.55%    1.38%    1.14%   1.62%    1.74%      1.53%
--------------------------------------------------------------------------------------------
Portfolio turnover rate                   101%      70%      46%     12%      33%         7%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

                                                                          Year       Period
                                                                         Ended       Ended
                                                                        July 31,    Dec. 31,
Class C                                 2000    1999     1998     1997   1996 1     1995 2
============================================================================================
Per Share Operating Data
Net asset value, beginning of period  $ 11.21  $11.58   $11.53  $11.09   $11.25     $11.01
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                     .46     .46      .50     .53      .30        .19
Net realized and unrealized gain
(loss)                                   (.83)   (.36)     .09     .45     (.16)       .25
                                       -----------------------------------------------------
Total income (loss) from
investment operations                   (.37)     .10      .59     .98      .14        .44
--------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income    (.47)    (.46)    (.50)   (.52)    (.30)      (.19)
Distributions from net realized gain    (.01)    (.01)    (.04)   (.02)      --       (.01)
                                       -----------------------------------------------------
Total dividends and/or distributions
to shareholders                         (.48)    (.47)    (.54)   (.54)    (.30)      (.20)
--------------------------------------------------------------------------------------------
Net asset value, end of period        $10.36   $11.21   $11.58  $11.53   $11.09     $11.25
                                      ======================================================

============================================================================================
Total Return, at Net Asset Value 3     (3.20)%   0.81%    5.24%   9.11%    1.29%      4.07%

============================================================================================
Ratios/Supplemental Data
Net assets, end of period (in
thousands)                            $7,142   $9,732   $6,463  $2,080   $  132     $   50
--------------------------------------------------------------------------------------------
Average net assets (in thousands)     $8,198   $8,483   $3,631  $  747   $   74     $    3
--------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                   4.51%    3.96%    4.20%   4.56%    4.66%        -- 6
Expenses                                1.85%    1.85%    1.92% 5 1.79%5   2.48%5       -- 6
Expenses, net of indirect expenses
and waiver of expenses                  1.55%   1.38%     1.12%   1.60%    1.81%        -- 6
--------------------------------------------------------------------------------------------
Portfolio turnover rate                  101%     70%      46%      12%      33%         7%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. 2. For the period from August 29, 1995 (inception of offering) to December 31, 1995. 3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 4. Annualized for periods of less than one full year. 5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. 6. Ratios during this period would not be indicative of future results.

 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

                          APPENDIX TO PROSPECTUS OF
                     Oppenheimer New Jersey Municipal Fund

      Graphic Material included in the Prospectus of Oppenheimer New Jersey Municipal Fund: "Annual Total Returns (Class A) (% as of 12/31 each year)":

      A bar chart will be included in the Prospectus of Oppenheimer New Jersey Municipal Fund (the "Fund") depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the three (3) most recent calendar years, without deducting sales charges. Set forth below are the relevant data points that will appear on the bar chart.

Calendar                       Oppenheimer New Jersey
Year                           Municipal Fund
Ended                          Class A Shares


12/31/95                        14.42%
12/31/96                          5.44%
12/31/97                          9.52%
12/31/98                          6.38%
12/31/99                         -8.01%

Information and Services

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For More Information About Oppenheimer New Jersey Municipal Fund:


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The following additional information about the Fund is available without charge upon request:
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Statement of Additional Information
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This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).


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Annual and Semi-Annual Reports


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Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


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How to Get More Information:


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You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Fund or your account:
By Telephone:
Call OppenheimerFunds Services toll-free:
1-800-525-7048

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270

On the Internet:
You can send us a request by e-mail or read
or down-load documents on the OppenheimerFunds web site: http://www.oppenheimerfunds.com
You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1.201.942.8090) or the EDGAR database on the SEC's Internet web site at http://www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No. is 811-5867
PR0395.001.1100  Printed on recycled paper.

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Oppenheimer New Jersey Municipal Fund
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6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048

Statement of Additional Information dated November 27, 2000

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 27, 2000. It should be read together with the Prospectus. You can obtain the Prospectus by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents                                                          Page

About the Fund
Additional Information About the Fund's Investment Policies and Risks
    The Fund's Investment Policies.................................
    Municipal Securities...........................................
    Other Investment Techniques and Strategies.....................
    Investment Restrictions........................................
How the Fund is Managed............................................
    Organization and History.......................................
    Trustees and Officers of the Fund..............................
    The Manager ...................................................
Brokerage Policies of the Fund.....................................
Distribution and Service Plans.....................................
Performance of the Fund............................................

About Your Account
How To Buy Shares..................................................
How To Sell Shares.................................................
How to Exchange Shares.............................................
Dividends, Capital Gains and Taxes.................................
Additional Information About the Fund..............................

Financial Information About the Fund
Independent Auditors' Report.......................................
Financial Statements ..............................................
Appendix A: Municipal Bond Ratings..............................A-1
Appendix B: Industry Classifications............................B-1
Appendix C: Special Sales Charge Arrangements and Waivers.......C-1
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ABOUT THE FUND
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Additional Information About the Fund's Investment Policies and Risks

      The investment objective and the principal investment policies of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager uses in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goals. It may use some of the special investment techniques and strategies at some times or not at all.

      The Fund does not make investments with the objective of seeking capital growth. However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities vary inversely with changes in prevailing interest rates, if interest rates increased after a security is purchased, that security will normally decline in value. Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under "About the Fund's Investments." Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

      |X| Municipal Bonds. We have classified municipal securities having a maturity (when the security is issued) of more than one (1) year as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and "revenue" (including "private activity") bonds. They may have fixed, variable or floating rates of interest, as described below.
      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is five (5) to ten (10) years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

           |_| General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and school districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

           |_| Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

           Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

                |_| Private Activity Bonds. Investments on certain Qualified Private Activity Bonds is excludable from gross income for federal income tax purposes if certain tests are met. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

      The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt (and excludable from gross income). However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain qualified mortgage bonds, qualified Section 501(c)(3) bonds, and qualified student loan bonds.

      In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. The Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax on individuals and corporations. There are no limits on the amount of assets the Fund may invest in private activity bonds.

      The Federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

      In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

      To determine whether a private activity bond is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds. Therefore, the Fund may not be an appropriate investment for entities which are "substantial users" (or persons related to "substantial users") of such exempt facilities. Those entities and persons should consult their tax advisers before purchasing shares of the Fund.

      A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

      |X| Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one (1) year are generally known as municipal notes. Municipal notes generally are issued in anticipation of Municipal Bonds to fund capital projects on a short term basis. Some of the types of municipal notes the Fund can invest in are described below.

           |_| Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

           |_|  Revenue   Anticipation   Notes.   These  are  notes  issued  in
expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue-sharing programs.

           |_| Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

           |_|  Construction  Loan  Notes.  These  are sold to  provide  project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.




      |X| Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid" securities. Their purchase by the Fund would be limited as described below in "Illiquid Securities." From time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees. Those guidelines require the Manager to evaluate:
      |_| the frequency of trades and price quotations for such securities; |_| the number of dealers or other potential buyers willing to purchase or sell such securities; |_| the availability of market-makers; and |_| the nature of the trades for such securities.

      Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund. While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

      |X| Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Corporation ("S&P") and Fitch, Inc. ("Fitch") represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

      Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade, securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund's policy of preservation of capital, the Fund limits its investments in lower quality securities.

      Subsequent to its purchase by the Fund, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, S&P or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

      The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

      The rating definitions of Moody's, S&P and Fitch for municipal securities are contained in Appendix A to this Statement of Additional Information. The Fund can purchase securities that are unrated by nationally recognized rating organizations. The Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

Special Risks of Investing Primarily in New Jersey Municipal Securities. Because the Fund focuses its investments primarily on New Jersey municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of New Jersey and its municipalities, authorities and other instrumentalities that issue securities in which the Fund invests, including political developments, economic problems and legislation.

      It is not possible to predict the future impact of political developments, economic problems and legislation on the long-term ability of the State of New Jersey or New Jersey municipal issuers to pay interest or repay principal on their obligations. The information below is only a brief summary of general information regarding the state and the types of obligations issued by it and its political subdivisions, based upon information the Fund has drawn from sources that it believes are reliable, including official statements relating to securities offerings of New Jersey issuers. The information below is general in nature and does not provide information about the financial condition of the state or specific issuers in whose securities the Fund may invest, or the risks of those specific investments.

      |X| General Information Regarding the State. New Jersey is the ninth largest state in population and fifth smallest in land area. With an average of 1,094 persons per square mile, it is the most densely populated of all the states. New Jersey is located at the center of the megalopolis which extends from Boston to Washington and that includes over one-fifth of the country's population.

      The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation facilities that have influenced the development of the state's economy. The state's central position in the northeast corridor, its transportation and port facilities and proximity to New York City make New Jersey an attractive location for corporate headquarters and international business offices. A number of major companies have their headquarters or major facilities in New Jersey. Many foreign-owned firms have located facilities in the state.

      The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey has the Atlantic seashore on the east and the lakes and mountains on the north and northwest, which provide recreation for residents as well as for out-of-state visitors. Since 1976, casino gambling in Atlantic City has been an important State tourist attraction.

      The state finances capital projects primarily through the sale of general obligation bonds of the state. Those bonds are backed by the full faith and credit of the state. State tax revenues and certain other fees are pledged to meet the principal and interest payments required to pay those debts fully. No general obligations can be issued by the state without prior voter approval. The exception is that no prior voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of outstanding state debt, as long as the law requires that the refinancing measure provide a debt service savings. All appropriations for capital projects and all proposals for state bond authorization are subject to the review and recommendation of the New Jersey Commission on Capital Budgeting and Planning.

      The state may also enter into lease finance arrangements. Through those, lease payments made by the state must be sufficient to cover debt service on the obligations issued to finance the project. Those rental payments are subject to annual appropriation by the state legislature. Also, various state entities have issued obligations for which the state has a "moral obligation" to appropriate funds to cover a deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations. The state legislature is not bound to make such appropriations, however.


      The state has extensive control over school districts, city and county governments, and local financing authorities. The local finance system is regulated by various statutes to assure that those entities remain on a sound financial footing. State laws impose specific limitations on appropriations, with exemptions subject to state approval. The state shares the proceeds of a number of taxes. Those funds are earmarked primarily for local education programs, homestead rebates, and Medicaid and welfare programs. Certain bonds are issued by localities but supported by direct state payments. In addition, the state participates in local waste water treatment programs.

      Counties, municipalities and school districts finance capital projects through the sale of general obligation bonds backed by their respective taxing power. Other entities, such as local financing authorities, typically finance their capital needs through the sale of bonds backed by a particular pledge of revenues, which may or may not include revenues derived from taxing powers.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

Portfolio Turnover. The Fund may engage in some short-term trading to seek its objective. Portfolio turnover can increase the Fund's transaction costs (and reduce its performance). However, in most cases the Fund does not pay brokerage commissions on debt securities it trades, so active trading is not expected to increase Fund expenses greatly. While securities trading can cause the Fund to realize gains that are distributed to shareholders as taxable distributions.

      |X| Floating Rate and Variable Rate Obligations. Variable rate demand obligations have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligation.

      The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as a bank's prime rate, the ninety-one (91) day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of no less than one (1) year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.
      The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one (1) year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one (1) year and upon not more than thirty (30) days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder. Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven (7) days are subject to the Fund's limitations on investments in illiquid securities.

      |X| Inverse Floaters and Other Derivative Investments. Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax exempt interest rates. As long as the municipal yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. The Fund will invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock option."

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative investment. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      |X| "When-Issued" and "Delayed Delivery" Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" (or "forward commitment") basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six (6) months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six (6) months and possibly as long as two
(2) years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.


      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the
opportunity   to  obtain  the  security  at  a  price  and  yield  it  considers advantageous.

      When the Fund engages in when-issued and delayed delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.
      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify on its books at least equal to the value of purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

      |X| Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.


      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X| Puts and Standby Commitments. When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

      |X| Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities.

      In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Fund's Board of Trustees from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one (1) to five (5) days of the purchase. Repurchase agreements having a maturity beyond seven (7) days are subject to the Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven
(7) days or less.

      Repurchase agreements considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation.

      The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

      |X| Illiquid and Restricted Securities. The Fund has percentage limitations that apply to purchases of illiquid and restricted securities, as stated in the Prospectus. The Manager monitors holdings of illiquid and restricted securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X| Borrowing for Leverage. The Fund has the ability to borrow from banks on an unsecured basis in amounts limited (as a fundamental policy) to a maximum of 10% of its total assets, to invest the borrowed funds in portfolio securities. This technique is known as "leverage." The Fund may borrow only from banks for investment purposes and extraordinary or emergency purposes and, may borrow from affiliated investment companies subject to obtaining all required authorizations and regulatory approvals. As a fundamental policy, borrowings can be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund is required to reduce its bank debt within three (3) days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. The interest on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

      |X| Loans of Portfolio Securities. To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. These loans are limited to not more than 25% of the value of the Fund's total assets. There are risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities that will exceed 5% of the value of the Fund's total assets in the coming year. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

      The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities, It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower. The Fund may pay reasonable finder's, administrative or other fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five (5) days' notice or in time to vote on any important matter.

      |X| Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund could:
      |_| sell interest rate futures or municipal bond index futures, |_| buy puts on such futures or securities, or |_| write covered calls on securities, interest rate futures or municipal bond index futures.

      The Fund can also write covered calls on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

      The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund would normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Fund could:
      |_| buy interest rate futures or municipal bond index futures, or |_| buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective, are approved by its Board, and are permissible under applicable regulations governing the Fund.

      |X| Futures. The Fund may buy and sell futures contracts relating to debt securities (these are called "interest rate futures") and municipal bond indices (these are referred to as "municipal bond index futures").

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

      A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

      No money is paid by or received by the fund on the purchase or sale of a futures contract. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the Future for tax purposes. Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

      The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

      Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (for examaple, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

      |X| Put and Call Options. The Fund can buy and sell certain kinds of put options (puts) and call options (calls). These strategies are described below.

      |X| Writing  Covered  Call  Options.  The Fund can write (that is,  sell)
call   options.   The   Fund's   call   writing  is  subject  to  a  number  of
restrictions:
(1) After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
(2) Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ, the automated quotation system of The Nasdaq Stock Market, Inc. or traded in the over-the-counter market.
(3) Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine (9) months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

      The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker. The Securities and Exchange Commission is evaluating whether OTC options should be considered liquid securities. The procedure described above could be affected by the outcome of that evaluation.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

      The Fund may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets identified on the Fund's books. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

           |X| Purchasing Calls and Puts. The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It can also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets. The aggregate premiums paid on all options that the Fund holds at any time are limited to 20% of the Fund's total assets. The aggregate margin deposits on all futures or options on futures at any time will be limited to 5% of the Fund's total assets.

      When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not either exercised or sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

      Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

      The Fund may buy only those puts that relate to securities that the Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures). The Fund may not sell puts other than puts it has previously purchased.

      When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

      |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.

      The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible for example, that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of debt securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

    The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

    The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

    The Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market may decline. If the Fund then concludes not to invest in such securities because of concerns that there may be further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

    An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised, and could incur losses.

    |_| Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities it owns. The Fund can enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

    Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

    The Fund can enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

      |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions established by the Commodity Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule
4.5 adopted by the CFTC. That Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related options premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on futures positions solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the investments underlying the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.


      |X| Temporary Defensive Investments. The securities the Fund can invest in for temporary defensive purposes include the following:
           |_|  short-term municipal securities;
           |_| obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
           |_| corporate debt securities rated within the three highest grades by a nationally recognized rating agency;
           |_| commercial paper rated "A-1" by S&P, or a comparable rating by another nationally recognized rating agency; and
           |_| certificates of deposit of domestic banks with assets of $1 billion or more.

      |X| Taxable Investments. While the Fund can invest up to 20% of its total assets in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the Fund would not be able to meet its objective of providing tax exempt income to its shareholders. Taxable investments include, for example, hedging instruments, repurchase agreements, and some of the types of securities it would buy for temporary defensive purposes.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:
      |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or |_| more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      |X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

      |_| The Fund cannot concentrate its investments to the extent of 25% of its total assets in any industry. However, there is no limitation as to the Fund's investments in municipal securities in general or in New Jersey municipal securities, or in obligations issued by the U.S. Government and its agencies or instrumentalities.

      |_| The Fund cannot invest in real estate. This restriction shall not prevent the Fund from investing in municipal securities or other permitted securities that are secured by real estate or interests in real estate.

      |_| The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

      |_| The Fund cannot make loans except (a) by lending portfolio securities,
(b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through repurchase agreements, and (d) through an interfund lending program with other affiliated funds. No such loan may be made through interfund lending if, as a result, the aggregate of those loans would exceed 33 1/3% of the value of the Fund's total assets (taken at market value at the time the loan is made).

      |_| The Fund cannot borrow money or securities for any purposes except that (a) borrowing up to 10% of the Fund's total assets from banks and/or affiliated investment companies as a temporary measure for extraordinary or emergency purposes and (b) borrowing up to 5% of the Fund's total assets from banks for investment purposes, is permitted.

      |_| The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow agreements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

      Unless the Prospectus or Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      |X|  Does the  Fund  Have  Other  Restrictions  that are Not  Fundamental
Policies?

      The Fund has several additional restrictions on its investment policies that are not fundamental, which means that they can be changed by the Board of Trustees, without obtaining shareholder approval.

      |_| The Fund cannot invest in securities or other investments other than municipal securities, the temporary investments described in its Prospectus, repurchase agreements, covered calls, private activity municipal securities and hedging instruments described in "About the Fund" in the Prospectus or this Statement of Additional Information.

      |_| The Fund cannot purchase securities other than hedging instruments on margin. However, the Fund may obtain short-term credits that may be necessary for the clearance of purchases and sales of securities.

      |_| The Fund cannot sell securities short.

      |_| The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign its assets to secure a debt. However, the use of escrow or other collateral arrangements in connection with hedging instruments is permitted.

      |_| The Fund cannot buy or sell futures contracts other than interest rate futures and municipal bond index futures.

      |_| The Fund will not invest more than 10% of its net assets in securities which are restricted as to disposition under the federal securities laws, except that the Fund may purchase without regard to this limitation restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

      The Fund currently has an operating policy (which is not a fundamental policy but will not be changed without the approval of a shareholder vote) that prohibits the Fund from issuing senior securities. However, that policy does not prohibit certain activities that are permitted by the Fund's other policies, including borrowing money for emergency purposes as permitted by its other investment policies and applicable regulations, entering into delayed-delivery and when-issued arrangements for portfolio securities transactions, and entering into contracts to buy or sell derivatives, hedging instruments, options, futures and the related margin, collateral or escrow arrangements permitted under its other investment policies.

Non-Diversification of the Fund's Investments. The Fund is a series of a trust that is "non-diversified," as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that the Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

      Being non-diversified poses additional investment risks, because if the Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. By qualifying, it does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

      The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. To implement its policy not to concentrate its investments, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. Those industry classifications are not a fundamental policy.

      In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. Although this application of the concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval. The Manager has no present intention of investing more than 25% of the Fund's total assets in securities paying interest from revenues of similar type projects or in industrial development bonds. This is not a fundamental policy and therefore could be changed without shareholder approval. However, if that change were made, the Prospectus or this Statement of Additional Information would be supplemented to reflect the change.

How the Fund Is Managed

Organization and History. The Fund is a series of a Massachusetts business trust that was originally organized in 1989, as a trust having one series. In 1993 it was reorganized to be a multi-series business trust (now called Oppenheimer Multi-State Municipal Trust). The Fund was added as a separate series of that Trust in 1994. The Trust is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. Each of the three (3) series of the Trust is a separate fund that issues its own shares, has its own investment portfolio, and has its own assets and liabilities.

      The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      |X| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. Each class of shares:
      o has its own dividends and distributions,
      o pays certain expenses which may be different for the different classes,
      o may have a different net asset value,
      o may have separate voting rights on matters in which the interests of one class are different from the interests of another class, and
      o votes as a class on matters that affect that class alone.

      All classes invest in the same investment portfolio. Shares are freely transferable. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      The Trustees are authorized to create new series and classes of shares. The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      |X| Meetings of Shareholders. As a series of a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least ten (10) shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the shareholder lists available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six (6) months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

      |X| Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the trust of which the Fund is a series) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. The contracts further state that the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations and occupations during the past five (5) years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Trustees are Trustees or Directors of the following New York-based Oppenheimer funds1:

Oppenheimer California Municipal Fund Oppenheimer Large Cap Growth Fund Oppenheimer Capital Appreciation Fund Oppenheimer Capital Preservation Fund Oppenheimer Money Market Fund, Inc. Oppenheimer Developing Markets Oppenheimer Multiple Strategies Fund Fund Oppenheimer Discovery Fund Oppenheimer Multi-Sector Income Oppenheimer Emerging Growth Fund Trust Oppenheimer Emerging Oppenheimer Multi-State Municipal Technologies Fund Trust Oppenheimer Enterprise Fund Oppenheimer Municipal Bond Fund Oppenheimer Europe Fund Oppenheimer New York Municipal Fund Oppenheimer Global Fund Oppenheimer Series Fund, Inc. Oppenheimer Global Growth & Income Fund Oppenheimer U.S. Government Trust Oppenheimer Gold & Special Minerals Fund Oppenheimer Trinity Core Fund Oppenheimer Growth Fund Oppenheimer Trinity Growth Fund Oppenheimer
International Growth Fund Oppenheimer Trinity Value Fund Oppenheimer International Small Company Fund Oppenheimer World Bond Fund



      Ms. Macaskill and Messrs. Spiro, Donohue, Wixted, Zack, Bishop and Farrar respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of November 15, 2000, the Trustees and Officers of the Fund as a group owned of record or beneficially less than 1% of the outstanding Class A shares of the Fund and owned no shares of Class B or C. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. Ms. Macaskill and Mr. Donohue are trustees of that plan.

Leon Levy, Chairman of the Board of Trustees, Age: 75.
280 Park Avenue, New York, NY 10017
General  Partner of Odyssey  Partners,  L.P.  (investment  partnership)  (since
1982) and Chairman of Avatar Holdings, Inc. (real estate development).

Donald W. Spiro, Vice Chairman of the Board of Trustees, Age: 74. 399 Ski Trail, Smoke Rise, New Jersey 07405 Formerly he held the following positions: Chairman Emeritus (August 1991 August 1999), Chairman (November 1987 - January 1991) and a director (January 1969 - August 1999) of the Manager; President and Director of OppenheimerFunds Distributor, Inc., a subsidiary of the Manager and the Fund's Distributor (July 1978 - January 1992).

Bridget A. Macaskill*, President and Trustee; Age: 52.
Two World Trade Center, New York, New York 10048-0203
Chairman (since August 2000), Chief Executive Officer (since September 1995) and a director (since December 1994) of the Manager; President (since September
1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President, Chief Executive Officer and a director (since March 2000) of OFI Private Investments, Inc., an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September 1995), transfer agent subsidiaries of the Manager; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; a director of HarbourView Asset Management Corporation
(since July 1991) and of Oppenheimer  Real Asset  Management,  Inc.  (since July
1996),  investment adviser  subsidiaries of the Manager; a director (since April
2000) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director of Prudential Corporation plc (a U.K. financial service company); President and a trustee of other Oppenheimer funds; formerly President of the Manager (June 1991 - August 2000).

Robert G. Galli, Trustee, Age: 67.
19750 Beach Road, Jupiter, FL 33469
A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman (October 1995 - December 1997) and Executive Vice
President (December 1977 - October 1995) of the Manager; Executive Vice President and a director (April 1986 - October 1995) of
HarbourView Asset Management Corporation.

Phillip A. Griffiths, Trustee, Age: 62.
97 Olden Lane, Princeton, N. J. 08540
The Director of the Institute for Advanced Study, Princeton, N.J. (since 1991) and a member of the National Academy of Sciences (since 1979); formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of Mathematics at Duke University, a director of Research Triangle Institute, Raleigh, N.C., and a Professor of Mathematics at Harvard University.

Benjamin Lipstein, Trustee, Age: 77.
591 Breezy Hill Road, Hillsdale, N.Y. 12529
Professor   Emeritus  of   Marketing,   Stern   Graduate   School  of  Business
Administration, New York University.

Elizabeth B. Moynihan, Trustee, Age: 71.
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institute), Executive Committee of Board of Trustees of the National Building Museum; a member of the Trustees Council, Preservation League of New York State.

Kenneth A. Randall, Trustee, Age: 73.
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), and Prime Retail, Inc. (real estate investment trust); formerly President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.

Edward V. Regan, Trustee, Age: 70.
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College; a director of RBAsset (real estate manager); a director of OffitBank; Trustee, Financial Accounting Foundation (FASB and GASB); President, Baruch College of the City University of New York; formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee, Age: 68.
8 Sound Shore Drive, Greenwich, Connecticut 06830
Chairman of The Directorship Search Group, Inc. (corporate governance consulting and executive recruiting); a director of Professional Staff Limited (a U.K. temporary staffing company); a life trustee of International House (non-profit educational organization), and a trustee of the Greenwich Historical Society.

Clayton K. Yeutter, Trustee, Age: 69.
10475 E. Laurel Lane, Scottsdale, Arizona 85259
Of Counsel, Hogan & Hartson (a Washington, D.C. law firm). Other directorships: Allied Zurich Pl.c; ConAgra, Inc.; FMC Corporation; Farmers Group Inc.; Oppenheimer Funds; Texas Instruments Incorporated; Weyerhaeuser Co. and Zurich Allied AG.

Andrew J. Donohue, Secretary, Age: 50.
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of OppenheimerFunds Distributor, Inc.; Executive Vice President, General Counsel and a director (since September 1995) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation (since September 1995); and of Oppenheimer Real Asset Management, Inc. (since July 1996); Vice President and a director (since October 1997) of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc; General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer, Age: 41.
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund
Controller for the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 36.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer Funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Brian W. Wixted, Treasurer, Age: 41.
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since April 1999) of HarbourView Asset Management Corporation, Shareholder
Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc.; of OFI Private Investments, Inc. (since March 2000) and of OppenheimerFunds International Ltd. and Oppenheimer Millenium Funds plc (since May 2000), Treasurer and Chief Financial Officer (since May 2000) of PIMCO Trust Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and Centennial Asset Management Corporation; an officer of other Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991
- March 1995).

Robert G. Zack, Assistant Secretary, Age: 52.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), Shareholder Financial Services, Inc. (since November 1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Merrell Hora, Portfolio Manager, Age: 32.
Two World Trade Center, New York, New York 10048-0203
Assistant Vice President of the Manager (since July 1999); a portfolio manager of other Oppenheimer funds; formerly a Senior Quantitative Analyst for the Fixed Income Department's Quantitative Analysis Team (July 1998 August 2000); prior to joining the Manager in July 1998 he was a quantitative analyst with a subsidiary of the Cargill Financial Services Group (January 1997 - September 1997) and also held numerous positions at the University of Minnesota from which he obtained his Ph.D. in Economics.

Jerry A. Webman, Portfolio Manager, Age: 51.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President and Senior Investment Officer and Director of the Fixed Income Department of the Manager (since February 1996); Senior Vice President of HarbourView Asset Management Corporation (since May 1999); a portfolio manager of other Oppenheimer funds; before joining the Manager in February 1996, he was a Vice President and portfolio manager with Prudential Investment Corporation (March 1986 - February 1996).

      |X| Remuneration of Trustees. The officers of the Fund and certain Trustees of the Fund (Ms. Macaskill and Mr. Spiro) are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended July 31, 2000. The compensation from all of the New York-based Oppenheimer funds (including the Fund) was received as a director, trustee or member of a committee of the boards of those funds during the calendar year 1999.

----------------------------------------------------------------------
                                      Total
                                      Retirement     Compensation
                                      Benefits       from all
                      Aggregate       Accrued        New York-Based
                      Compensation    as Fund        Oppenheimer
Name and Position     from Fund1      Expenses       Funds (29
                                                     Funds)2
----------------------------------------------------------------------
----------------------------------------------------------------------
Leon Levy             $3,825          $2,026         $166,700
Chairman
----------------------------------------------------------------------
----------------------------------------------------------------------
Robert G. Galli       $902            $0             $177,715
Study Committee
Member3
----------------------------------------------------------------------
----------------------------------------------------------------------
Phillip A. Griffiths4 $382            $0             $    5,125
----------------------------------------------------------------------
----------------------------------------------------------------------
Benjamin Lipstein     $3,533          $1,977         $144,100
Study Committee
Chairman,
Audit Committee
Member
----------------------------------------------------------------------
----------------------------------------------------------------------
Elizabeth B. Moynihan $1,725          $629           $101,500
Study Committee
Member
----------------------------------------------------------------------
----------------------------------------------------------------------
Kenneth A. Randall    $2,180          $1,186         $  93,100
Audit Committee
Member
----------------------------------------------------------------------
----------------------------------------------------------------------
Edward V. Regan       $994            $0             $  92,100
Proxy Committee
Chairman, Audit
Committee Member
----------------------------------------------------------------------
----------------------------------------------------------------------
Russell S. Reynolds,  $1,136          $392           $  68,900
Jr.
Proxy Committee
Member
----------------------------------------------------------------------
----------------------------------------------------------------------
Donald W. Spiro       $408            $0             $  10,250

----------------------------------------------------------------------
----------------------------------------------------------------------
Clayton K. Yeutter    $658            $0             $  51,675
Proxy Committee
Member5
----------------------------------------------------------------------
-------------------
1 Aggregate compensation includes fees, deferred compensation, if any, and retirement plan benefits accrued for a Trustee.
2 For the 1999 calendar year.
3 Calendar year 1999 figures include compensation from the Oppenheimer New York, Quest and Rochester Funds. 4 Includes $5 deferred under Deferred Compensation Plan described below. 5 Includes $2 deferred under Deferred Compensation Plan described below.

      |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five (5) years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the New York-based Oppenheimer funds for at least fifteen (15) years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

      |X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

      |X| Major Shareholders. As of October 10, 2000, the only persons who owned of record or who were known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares were:

      Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E., 3rd Floor, Jacksonville, Florida 32246, which owned 355,728.369 Class A shares (representing approximately 10.89% of the Fund's then-outstanding Class A shares), for the benefit of its customers, also owned 309,482.374 Class B shares (representing approximately 9.13% of the Fund's then-outstanding Class B shares), for the benefit of its customers, and owned 117,355.129 Class C shares (representing approximately 18.10% of the Fund's then-outstanding Class C shares), for the benefit of its customers.

      PaineWebber, 10 Highfield Court, Laurenceville, New Jersey 08648, which owned 170,674.628 Class A shares (representing approximately 5.22% of the Fund's then-outstanding Class A shares).

      Donaldson Lufkin Jenrette Securities Corporation, P.O. Box 2052, Jersey City, New Jersey 07303, which owned 36,269.880 Class C shares (representing approximately 5.59% of the Fund's then-outstanding Class C shares).


The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      |X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1-202-942-8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at http://www.sec.gov. Copies may be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

      |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business. The portfolio manager of the Fund is employed by the Manager and is the person who is principally responsible for the day-to-day management of the Fund's investment portfolio. Other members of the Manager's Fixed-Income Portfolio Team provide the portfolio manager with research and counsel in managing the Fund's investments.

      That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to disinterested Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three (3) fiscal years are listed below.

----------------------------------------------------------------------

                             Management Fee Paid to
      Fiscal Year             Management Fee   OppenheimerFunds, Inc.
      Ending 7/31       (Without     Voluntary       (after waiver)
                        Waiver)
----------------------------------------------------------------------
----------------------------------------------------------------------
1998                    $324,038               $0
$109,426
----------------------------------------------------------------------
----------------------------------------------------------------------
1999                    $523,550               $130,366
$230,723
----------------------------------------------------------------------
----------------------------------------------------------------------
2000                    $490,267               $263,552
----------------------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of any investment of the Fund assets made with due care and in good faith. The agreement permits the Manager to act as investment adviser for any other person, firm or corporation. The Manager can use the name "Oppenheimer" in connection with other investment companies for which it or an affiliate is the investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager can withdraw its permission to the Fund to use the name "Oppenheimer" as part of its name.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund. The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions. Under the agreement, the Manager may employ those broker-dealers (including "affiliated" brokers, as that term is defined in the Investment Company Act) that, in the Manager's best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions. "Best execution" refers to prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, the Manager may select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those other considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally the Manager's portfolio traders allocate brokerage upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price.

      The Fund seeks to obtain prompt execution of orders at the most favorable net prices. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates. Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received by the Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Trustees permits the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing research services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

      The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is discussed in the table below:

 -------------------------------------------------------------------


         Aggregate   Class A    Concessions  ConcessionsConcessions
         Front-End   Front-End  on Class A   on Class   on Class C
 Fiscal  Sales       Sales      Shares       B Shares   Shares
 Year    Charges on  Charges    Advanced by  Advanced   Advanced
 Ended   Class A     Retained   Distributor1 by         by
 7/31:   Shares      by                      DistributorDistributor1
                     Distributor*
 -------------------------------------------------------------------
 -------------------------------------------------------------------
   1998   $243,921    $40,569     $15,592     $628,171    $41,491
 -------------------------------------------------------------------
 -------------------------------------------------------------------
          $274,066    $42,452     $45,803     $686,850    $45,815
 1999
 -------------------------------------------------------------------
 -------------------------------------------------------------------
  2000    $ 89,670    $11,968     $ 4,034     $193,383    $20,626
 -------------------------------------------------------------------
1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.
* Includes amounts retained by a broker-dealer that is an affiliate or a parent of the distributor.

 -------------------------------------------------------------------

            Class A           Class B           Class C Contingent
 Fiscal     Contingent        Contingent        Deferred Sales
 Year       Deferred Sales    Deferred Sales    Charges Retained
 Ended      Charges Retained  Charges Retained  by Distributor
 7/31:      by Distributor    by Distributor
 -------------------------------------------------------------------
 -------------------------------------------------------------------
    2000          $871            $216,313            $17,427
 -------------------------------------------------------------------

      For additional information about distribution of the Fund's shares, including fees and expenses, please refer to "Distribution and Service Plans."

Distribution and Service Plans. The Fund has adopted a Service Plan for its Class A shares and Distribution and Service Plans for its Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans, the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees of the Fund, including a mjaority of the Independent Trustees,2 cast in person at a meeting called for the purpose of voting on that plan.

      Under the plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform The Manager may use profits from the advisory fee it receives from the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to plan recipients from their own resources.

      Unless a plan is terminated as described below, the plan continues in effect from year to year, but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under the plan must be approved by shareholders of the class affected by the amendment. Because Class B shares automatically convert into Class A shares after six (6) years, the Fund must obtain the approval of both Class A and Class B shareholders for an amendment to the Class A plan that would materially increase the amount to be paid under the plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Fund's Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty.

      Each plan states that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This provision does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plan for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Fund's Independent Trustees. The Board of Trustees has set the fees at the maximum rate allowed under the plans and has set no minimum asset amount needed to qualify for payments.

      |_| Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets of Class A shares held in accounts of the service providers or their customers.

      For the fiscal year ended July 31, 2000, payments under the Plan for Class A shares totaled $86,159, all of which was paid by the Distributor to recipients. That included $1,655 paid to an affiliate of the Distributor. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

|_|   Class B and Class C Service and Distribution Plans.

      Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plans during that period. The types of services that recipients provide for the service fee are similar to the services provided under Class A plans, described above.

      The Class B and Class C plans permit the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a quarterly basis, without payment in advance. The types of services that recipients provide for the service fee are similar to the services provided under Class A plans, described above. However, the Distributor presently intends to pay recipients the service fee on Class B and Class C shares in advance for the first year the shares are outstanding. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for an advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares.

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fees and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor: |_| pays sales concessions to authorized brokers and dealers at the time of
      sale and pays service fees as described above, |_| may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
|_| employs personnel to support distribution of shares, and |_| bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The Class B and Class C plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

 --------------------------------------------------------------------
 Distribution  Fees Paid to the Distributor in the Fiscal Year Ended
 7/31/00
 --------------------------------------------------------------------
 --------------------------------------------------------------------
                                        Distributor's Distributor's
                                        Aggregate     Unreimbursed
          Total          Amount         Unreimbursed  Expenses as %
          Payments       Retained by    Expenses      of Net Assets
 Class:   Under Plan     Distributor    Under Plan    of Class
 --------------------------------------------------------------------
 --------------------------------------------------------------------
 Class B  $381,089       $305,129       $1,441,288        4.08%
 Plan
 --------------------------------------------------------------------
 --------------------------------------------------------------------
 Class C  $ 82,156       $ 27,321       $     98,620      1.38%
 Plan
 --------------------------------------------------------------------

      All payments under the Class B and Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees to NASD members.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield,"
"tax-equivalent yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance during its most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

      |_| Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
      |_| The Fund's performance returns do not reflect the effect of taxes on distributions.
      |_| An investment in the Fund is not insured by the FDIC or any other government agency.
      |_| The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
      |_| Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

      |_| Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated thirty (30) day period. It is not based on actual distributions paid by the Fund to shareholders in the thirty (30) day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:


                         Standardized Yield = 2[(a-b     6
                                                 --- + 1) - 1]
                                                 cd


      The symbols above represent the following factors:
      a =dividends and interest earned during the thirty (30) day period.
      b =expenses accrued for the period (net of any expense assumptions).
      c =the average  daily number of shares of that class  outstanding  during the thirty (30) day period that were entitled to receive dividends.
      d =the maximum  offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular thirty (30) day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a thirty (30) day period occurs at a constant rate for a six (6) month period and is annualized at the end of the six (6) month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any thirty (30) day period.

      |_| Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by twelve (12) (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

           Dividend  Yield  =  dividends  paid  x  12/maximum   offering  price
(payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

      |_| Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated Federal tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

      The tax-equivalent yield is based on a thirty (30) day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your Federal and state taxable income (the net amount subject to Federal and state income tax after deductions and exemptions). The tax-equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply.

----------------------------------------------------------------------

       The Fund's Yields for the 30-Day Periods Ended 7/31/00
----------------------------------------------------------------------
----------------------------------------------------------------------
                                 Tax-Equivalent
           Standardized Yield    Dividend Yield      Yield (43.45%
                                    Combined
Class of                                          Federal/New Jersey
Shares                                               Tax Bracket)
----------------------------------------------------------------------
----------------------------------------------------------------------
           Without             Without            Without
           Sales     After     Sales     After    Sales     After
           Charge    Sales     Charge    Sales    Charge    Sales
                     Charge              Charge             Charge
----------------------------------------------------------------------
----------------------------------------------------------------------
Class A        5.19%     4.94%     5.35%    5.09%     9.18%     8.74%
----------------------------------------------------------------------
----------------------------------------------------------------------
Class B        4.44%       N/A     4.63%      N/A     7.85%       N/A
----------------------------------------------------------------------
----------------------------------------------------------------------
Class C        4.44%       N/A     4.63%      N/A     7.85%       N/A
----------------------------------------------------------------------

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten (10) years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the one (1) year period.

      |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                                  1/n
                              ERV
                              --- - 1 = Average Annual Total Return
                               P

      |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                              ERV-P
                              ----- = Total Return
                                P

      |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.


----------------------------------------------------------------------
       The Fund's Total Returns for the Periods Ended 7/31/00
----------------------------------------------------------------------
----------------------------------------------------------------------
           Cumulative           Average Annual Total Returns
         Total Returns
          (10 years or
         life of class)
Class
of
Shares
----------------------------------------------------------------------
----------------------------------------------------------------------
                                           5-Year         10-Year
                            1-Year       (or life of    (or life of
                                           class)          class)
----------------------------------------------------------------------
----------------------------------------------------------------------
         After   WithoutAfter   WithoutAfter   Without After  Without
         Sales   Sales  Sales   Sales  Sales   Sales   Sales  Sales
         Charge  Charge Charge  Charge Charge  Charge  Charge Charge
----------------------------------------------------------------------
----------------------------------------------------------------------
Class A  22.17%1 28.26%1 -7.10% -2.74%   3.19%   4.20% 3.17%1  3.95%1
----------------------------------------------------------------------
----------------------------------------------------------------------
Class B  22.62%2 22.62%2 -7.74% -3.11%   3.13%   3.46% 3.23%2  3.23%2
----------------------------------------------------------------------
----------------------------------------------------------------------
Class C  18.12%3 18.12%3 -4.13% -3.20%  3.44%3  3.44%3    N/A     N/A
----------------------------------------------------------------------
1     Inception of Class A:    3/1/94
2     Inception of Class B:    3/1/94
3     Inception of Class C:    8/29/95

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |_| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked by Lipper against all other bond funds, other than money market funds, and other municipal bond funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |_| Morningstar Ratings and Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., ("Morningstar") an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is included in the municipal bond funds category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's) one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of ninety (90) day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's (or class's) performance below ninety (90) day U.S. Treasury bill returns. Risk and investment return are combined to produce star ratings reflecting performance relative to the other funds in a fund's category. Five stars is the "highest" rating (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star rating is the fund's (or class's) 3-year rating or its combined 3- and 5-year rating (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year rating (weighted 40%, 30% and 30%, respectively), depending on the inception date of the fund (or class). Ratings are subject to change monthly.

      The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Those total return rankings are percentages from one percent to one hundred percent and are not risk adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

      |_| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, the Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's Class A, Class B or Class C shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the Fund's Class A, Class B or Class C returns to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

-------------------------------------------------------------------------------
ABOUT YOUR ACCOUNT
-------------------------------------------------------------------------------

How to Buy Shares

      Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three (3) days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:

         |_| Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors,
        |_|Current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
        |_|Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

      |X| The  Oppenheimer  Funds.  The  Oppenheimer  funds  are  those  mutual
funds   for   which   the   Distributor   acts  as  the   distributor   or  the
sub-distributor and currently include the following:

                                    Oppenheimer Main Street  California
Oppenheimer Bond Fund               Municipal Fund
Oppenheimer Capital Appreciation Oppenheimer Main Street Growth & Fund Income Fund Oppenheimer Capital Preservation Oppenheimer Main Street Small Cap Fund
Fund  Oppenheimer  Capital  Income  Fund  Oppenheimer  MidCap  Fund  Oppenheimer
California Municipal Oppenheimer Multiple Strategies Fund Fund Oppenheimer Champion Income Fund Oppenheimer Municipal Bond Fund Oppenheimer Convertible Securities Fund Oppenheimer New York Municipal Fund
                                    Oppenheimer  New  Jersey  Municipal
Oppenheimer Developing Markets Fund Fund
Oppenheimer  Disciplined Allocation Oppenheimer  Pennsylvania Municipal
Fund                                Fund
                                    Oppenheimer  Quest  Balanced  Value
Oppenheimer Disciplined Value Fund  Fund


                                    Oppenheimer   Quest  Capital  Value
Oppenheimer Discovery Fund          Fund, Inc.
                                    Oppenheimer   Quest   Global  Value
Oppenheimer Emerging Growth Fund    Fund, Inc.
Oppenheimer  Emerging  Technologies Oppenheimer    Quest    Opportunity
Fund                                Value Fund
                                    Oppenheimer  Quest  Small Cap Value
Oppenheimer Enterprise Fund         Fund
Oppenheimer Europe Fund             Oppenheimer Quest Value Fund, Inc.
Oppenheimer Florida Municipal Fund
Oppenheimer Global Fund             Oppenheimer Real Asset Fund
Oppenheimer  Global Growth & Income Oppenheimer  Senior  Floating  Rate
Fund                                Fund
Oppenheimer    Gold    &    Special
Minerals Fund                       Oppenheimer Strategic Income Fund
                                    Oppenheimer   Total   Return  Fund,
Oppenheimer Growth Fund             Inc.
Oppenheimer  High Yield Fund Oppenheimer  Trinity Core Fund Oppenheimer  Insured
Municipal  Fund  Oppenheimer   Trinity  Growth  Fund  Oppenheimer   Intermediate
Municipal Fund Oppenheimer Trinity Value Fund Oppenheimer International Bond Fund Oppenheimer U.S. Government Trust Oppenheimer International Growth Fund Oppenheimer World Bond Fund Oppenheimer International Small Limited-Term New York Municipal Company Fund Fund Oppenheimer Large Cap Growth Fund Rochester Fund Municipals

And  the  following  money  markets Centennial   New  York  Tax  Exempt
funds:                              Trust
Centennial America Fund, L. P.      Centennial Tax Exempt Trust
Centennial  California  Tax  Exempt
Trust                               Oppenheimer Cash Reserves
                                    Oppenheimer   Money   Market  Fund,
Centennial Government Trust         Inc.
Centennial Money Market Trust


      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a thirteen (13) month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to ninety (90) days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a thirteen (13) month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to ninety (90) days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |X|  Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the thirteen (13) month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen (13) month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty
(60) days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
           (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.


      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmission.

      Before  you  establish  Asset  Builder  payments,   you  should  obtain  a
prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately ten (10) days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

      The availability of three (3) classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares in general are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

      |X| Class B Conversion. The conversion of Class B shares to Class A shares after six (6) years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the shareholder under Federal income tax law. If that revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while the suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six (6) years. Shareholders should consult their tax advisors regarding the state and local tax consequences of the conversion of Class B shares into Class A shares, or any other conversion or exchange of shares.

      |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.



      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. It is done by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in municipal securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

      |X| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

      |_| Long-term debt securities having a remaining maturity in excess of sixty (60) days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
      |_| The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry: (1) debt instruments that have a maturity of more than three hundred ninety-seven (397) days when issued,
(2) debt instruments that had a maturity of three hundred ninety-seven (397) days or less when issued and have a remaining maturity of more than sixty (60) days, and
(3) non-money market debt instruments that had a maturity of three hundred ninety-seven (397) days or less when issued and which have a remaining maturity of sixty (60) days or less.
      |_|  The  following   securities   are  valued  at  cost,   adjusted  for
amortization of premiums and accretion of discounts:
(1) money market debt securities held by a non-money market fund that had a maturity of less than three hundred ninety-seven (397) days when issued that have a remaining maturity of sixty (60) days or less, and
(2) debt instruments held by a money market fund that have a remaining maturity of three hundred ninety-seven (397) days or less.
      |_| Securities not having readily-available market quotations are valued at fair value determined under the Board's procedures.

      If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts, calls, Interest Rate Futures and Municipal Bond Index Futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

      The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to the Fund's bank for clearance, the bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue to receive dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the bank listed on the check or at the Fund's custodian bank. That limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering Checkwriting privileges at any time without prior notice.
      In choosing to take advantage of the Checkwriting privilege by signing the Account Application or by completing a Checkwriting card, each individual who signs: (1) for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2) for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s);
(3) authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4) specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the Application, as applicable;
(5) understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6) acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Reinvestment Privilege. Within six (6) months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
      |_| Class A shares that you purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or |_| Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within ninety (90) days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. he Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than thirty (30) days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior thirty
(30) days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three (3) business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C, below).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1-800-525-7048.

      |_| All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.
      |_| Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.
      |_| Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401 (k) plans.
      |_| Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund are not exchangeable.
      |_| Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
      |_| Class A shares of Senior Floating Rate Fund are not available by exchange of Class A shares of other Oppenheimer funds. Class A shares of Senior Floating Rate Fund that are exchanged for shares of the other Oppenheimer funds may not be exchanged back for Class A shares of Senior Floating Rate Fund.

      |_|  Class X  shares  of  Limited  Term  New  York  Municipal  Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
      |_| Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those paticipants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the thirty (30) days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      |_| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within eighteen (18) months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six
(6) years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within twelve (12) months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one Class must specify which class of shares they wish to exchange.

      |_| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to fifty (50) accounts per day from representatives of authorized dealers that qualify for this privilege.

      |_| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

        |_| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise. When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three (3) business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among Class A, Class B and Class C shares.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are excludable from Federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period.

      A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

      A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources treats the dividend as a receipt of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested: (1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);
(2)   income from securities loans; or
(3) an excess of net short-term capital gain over net long-term capital loss from the Fund.

      The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase (which period may be shortened by regulation) will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income taxes on amounts paid by it as dividends and distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. he Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. he Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

      To the extent that distributions paid by the Fund are derived from interest on New Jersey municipal securities and obligations of the U.S. Treasury, those distributions will also be exempt from New Jersey individual income tax. Distributions from the Fund attributable to income from sources other than those will generally be subject to New Jersey individual income tax as ordinary income.

      Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder must first obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. The Fund's Transfer Agent, OppenheimerFunds Services, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders of the Fund. It also handles shareholder servicing and administrative functions. It is paid on an "at-cost" basis.

The Custodian. Citibank, N.A. is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal Deposit Insurance. Those uninsured balances may at times be substantial.

Independent Auditors. KPMG LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

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INDEPENDENT AUDITORS' REPORT
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The Board of Trustees and Shareholders of
Oppenheimer New Jersey Municipal Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer New Jersey Municipal Fund as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, the seven-month period ended July 31, 1996, and the year ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New Jersey Municipal Fund as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the seven-month period ended July 31, 1996, and the year ended December 31, 1995, in conformity with accounting principles generally accepted in the United States of America.



/s/ KPMG LLP
------------
KPMG LLP

Denver, Colorado
August 21, 2000

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STATEMENT OF INVESTMENTS July 31, 2000
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                                                 Ratings:
                                                 Moody's/                        Market
                                                S&P/Fitch     Principal           Value
                                              (Unaudited)        Amount      See Note 1
=========================================================================================
Municipal Bonds and Notes--99.5%
-----------------------------------------------------------------------------------------
New Jersey--83.2%
Atlantic City, NJ Refunding COP, Public
Facilities Lease Agreement, FGIC Insured,
6%, 3/1/13                                    Aaa/AAA/AAA    $2,900,000      $3,130,260
-----------------------------------------------------------------------------------------
Delaware River, NJ & PA POAU RB, FSA
Insured, 6%, 1/1/18                               Aaa/AAA     3,500,000       3,678,290
-----------------------------------------------------------------------------------------
Hudson Cnty., NJ MUAU System RB,
Prerefunded, 11.875%, 7/1/06                      Aaa/AAA       515,000         576,146
-----------------------------------------------------------------------------------------
Hudson Cnty., NJ Solid Waste System
Improvement Authority RRB, Series 1,
6%, 1/1/29                                        NR/BBB-     1,000,000         920,990
-----------------------------------------------------------------------------------------
Lopatcong Township, NJ BOE GOUN, FSA
Insured, 5.70%, 7/15/19                            NR/AAA       635,000         648,081
-----------------------------------------------------------------------------------------
Middlesex, NJ Improvement Authority
Utilities Systems CAP RB, Series B,
Zero Coupon, 5.63%, 9/1/211                   Aaa/AAA/AAA     6,000,000       1,814,040
-----------------------------------------------------------------------------------------
Newark, NJ GOB, School Qualified Bond
Act, MBIA Insured, 5.30%, 9/1/08                  Aaa/AAA     1,000,000       1,032,410
-----------------------------------------------------------------------------------------
NJ EDAU ED RB, United Methodist Homes,
5.75%, 7/1/29                                     NR/BBB-     2,000,000       1,582,840
-----------------------------------------------------------------------------------------
NJ EDAU PC RB, Public Service Electric &
Gas Co. Project, Series A, MBIA Insured,
6.40%, 5/1/32                                     Aaa/AAA       500,000         522,325
-----------------------------------------------------------------------------------------
NJ EDAU RRB, First Mtg. Franciscan Oaks
Project, 5.70%, 10/1/17                             NR/NR     2,235,000       1,894,721
-----------------------------------------------------------------------------------------
NJ EDAU RRB, First Mtg. Keswick Pines,
5.60%, 1/1/12                                       NR/NR       600,000         522,702
-----------------------------------------------------------------------------------------
NJ EDAU RRB, First Mtg. Keswick Pines,
5.70%, 1/1/18                                       NR/NR     2,350,000       1,932,382
-----------------------------------------------------------------------------------------
NJ EDAU RRB, Sr. Mtg., Arbor Glen, Series A,
5.875%, 5/15/16                                     NR/NR     3,000,000       2,550,390
-----------------------------------------------------------------------------------------
NJ EDAU RRB, United Methodist Homes,
5.125%, 7/1/25                                    NR/BBB-     1,900,000       1,394,277
-----------------------------------------------------------------------------------------
NJ EDAU SPF RB, Continental Airlines, Inc.
Project, 6.25%, 9/15/29                            Ba2/BB     4,935,000       4,511,133
-----------------------------------------------------------------------------------------
NJ EDAU Water Facilities RB, American Water
Co., Inc. Project, Series A, FGIC Insured,
6.875%, 11/1/34                               Aaa/AAA/AAA       500,000         542,450
-----------------------------------------------------------------------------------------
NJ Education FA RB, Princeton University,
Series E, 5%, 7/1/18                              Aaa/AAA     3,460,000       3,319,455
-----------------------------------------------------------------------------------------
NJ Educational FA RRB, Monmouth University,
Series C, 5.80%, 7/1/22                          Baa2/BBB     1,000,000         976,090
-----------------------------------------------------------------------------------------
NJ HCF FAU RB, Centrastate Medical Center,
Series A, AMBAC Insured, 6%, 7/1/212          Aaa/AAA/AAA       100,000         101,467
-----------------------------------------------------------------------------------------
NJ HCF FAU RB, Columbus Hospital, Series A,
7.50%, 7/1/212                                       B2/B     2,000,000       1,730,180
-----------------------------------------------------------------------------------------
NJ HCF FAU RB, Southern Ocean Cnty.
Hospital, Series A, 6.25%, 7/1/23                 Baa1/NR     1,000,000         889,470
-----------------------------------------------------------------------------------------
NJ HCF FAU RB, St. Elizabeth Hospital
Obligation Group, 6%, 7/1/20                    Baa3/BBB-     1,000,000         869,730
-----------------------------------------------------------------------------------------
NJ HCF FAU RB, St. Joseph's Hospital &
Medical Center, Series A, 6%, 7/1/26               NR/AAA       750,000         770,138

12   OPPENHEIMER NEW JERSEY MUNICIPAL FUND

                                                    Ratings:
                                                    Moody's/                       Market
                                                   S&P/Fitch     Principal          Value
                                                 (Unaudited)        Amount     See Note 1
-------------------------------------------------------------------------------------------
New Jersey Continued
NJ HCF FAU RRB, Dover General Hospital &
Medical Center, MBIA Insured, 7%, 7/1/03             Aaa/AAA    $1,000,000     $1,063,780
-------------------------------------------------------------------------------------------
NJ HEAA Student Loan RB, Series A, MBIA Insured,
6%, 6/1/15                                            NR/AAA     1,000,000      1,030,020
-------------------------------------------------------------------------------------------
NJ Mtg. & HFA MH RB, Series A, AMBAC Insured,
6.25%, 5/1/28                                        Aaa/AAA     1,000,000      1,020,160
-------------------------------------------------------------------------------------------
NJ Mtg. & HFA RB, Home Buyer, Series J,
MBIA Insured, 6.20%, 10/1/25                         Aaa/AAA       200,000        202,452
-------------------------------------------------------------------------------------------
NJ Mtg. & HFA RB, Home Buyer, Series X,
MBIA Insured, 5.70%, 5/1/203                         Aaa/AAA       500,000        500,980
-------------------------------------------------------------------------------------------
NJ Mtg. & HFA RRB, Series 1, 6.70%, 11/1/28            NR/A+        85,000         88,553
-------------------------------------------------------------------------------------------
NJ Mtg. HAU RB, Series U, 5.75%, 4/1/18              Aaa/AAA     1,000,000      1,009,130
-------------------------------------------------------------------------------------------
NJ Sports & Exposition Authority Convention
Center Luxury Tax RB, Series A, MBIA Insured,
6.25%, 7/1/20                                        Aaa/AAA        80,000         84,153
-------------------------------------------------------------------------------------------
NJ Transportation COP, Series 15, AMBAC
Insured, 6.19%, 9/15/144                              NR/AAA     2,500,000      2,858,575
-------------------------------------------------------------------------------------------
NJ TUAU RRB, Series C, 6.50%, 1/1/16                A3/A-/A-       950,000      1,054,548
-------------------------------------------------------------------------------------------
NJ TUAU RRB, Series C, MBIA Insured, 6.50%,
1/1/09                                           Aaa/AAA/AAA     1,000,000      1,113,960
-------------------------------------------------------------------------------------------
Passaic Valley, NJ Sewer System Commissioners
GOUN, Series E, AMBAC Insured, 5.625%,
12/1/17                                               Aaa/NR     3,095,000      3,153,031
-------------------------------------------------------------------------------------------
Paterson, NJ Public SDI COP, 5.75%, 11/1/19           Aaa/NR     2,000,000      2,057,400
-------------------------------------------------------------------------------------------
PAUNYNJ Consolidated RB, 94th Series, 6%,
12/1/14                                           A1/AA-/AA-       200,000        207,760
-------------------------------------------------------------------------------------------
PAUNYNJ SPO RB, JFK International Air Terminal
Project, Series 6, MBIA Insured, 7%, 12/1/12     Aaa/AAA/AAA     2,000,000      2,339,520
-------------------------------------------------------------------------------------------
PAUNYNJ SPO RRB, KIAC-4 Project, Fifth
Installment, 6.75%, 10/1/19                            NR/NR       900,000        907,353
-------------------------------------------------------------------------------------------
South Brunswick, NJ GOB, FGIC Insured,
5.625%, 12/1/19                                      Aaa/AAA     2,330,000      2,356,772
-------------------------------------------------------------------------------------------
South Brunswick, NJ GOB, FGIC Insured,
5.625%, 12/1/20                                      Aaa/AAA     2,385,000      2,407,204
-------------------------------------------------------------------------------------------
West Orange, NJ BOE COP, MBIA Insured,
5.625%, 10/1/19                                       Aaa/NR     2,500,000      2,532,900
                                                                              -------------
                                                                               61,898,218

-------------------------------------------------------------------------------------------
U.S. Possessions--16.3%
Guam PAU RB, Prerefunded, Series A, 6.30%,
10/1/22                                               NR/AAA       185,000        196,553
-------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Series Y, 5%, 7/1/36               Baa1/A     1,000,000        897,230
-------------------------------------------------------------------------------------------
PR EPAU RRB, Series Z, FSA Insured, 5.50%,
7/1/16                                           Aaa/AAA/AAA     1,105,000      1,119,199
-------------------------------------------------------------------------------------------
PR Industrial Tourist Educational Medical &
Environmental Control Facilities RB,
Polytechnic University Project, Series A,
6.50%, 8/1/24                                        NR/BBB-       400,000        406,836
-------------------------------------------------------------------------------------------
PR Industrial, Tourist, Educational,
Medical & Environmental Control Facilities
RB, AES Puerto Rico Project, 6.625%, 6/1/26      Baa2/NR/BBB       965,000        998,437

13   OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                    Ratings:
                                                    Moody's/                       Market
                                                   S&P/Fitch     Principal          Value
                                                 (Unaudited)        Amount     See Note 1
-------------------------------------------------------------------------------------------
U.S. Possessions Continued
PR Municipal FAU GOB, Series PA-638A,
6.784%, 8/1/134,5                                      NR/NR    $1,075,000    $ 1,206,139
-------------------------------------------------------------------------------------------
PR Municipal FAU GOB, Series PA-638B,
6.784%, 8/1/154,5                                      NR/NR     1,000,000      1,138,370
-------------------------------------------------------------------------------------------
University of Virgin Islands RB, Series A,
5.75%, 12/1/13                                          NR/A     1,000,000      1,006,850
-------------------------------------------------------------------------------------------
Virgin Islands Housing FAU SFM RRB, Series A,
6.50%, 3/1/25                                         NR/AAA       135,000        137,153
-------------------------------------------------------------------------------------------
Virgin Islands PFAU RB, Series A, 6.375%,
10/1/19                                              NR/BBB-     1,515,000      1,544,543
-------------------------------------------------------------------------------------------
Virgin Islands PFAU RB, Sub. Lien, Series E,
6%, 10/1/22                                            NR/NR     1,500,000      1,414,920
-------------------------------------------------------------------------------------------
Virgin Islands University BOE RB, Series A,
5.75%, 12/1/13                                          NR/A       620,000        635,258
-------------------------------------------------------------------------------------------
Virgin Islands Water & PAU Electric Systems
RRB, 5.375%, 7/1/10                                NR/NR/BBB     1,470,000      1,455,476
                                                                              -------------
                                                                               12,156,964
-------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $75,123,369)                        99.5%    74,055,182
-------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                        0.5        361,388
                                                              -----------------------------
Net Assets                                                           100.0%   $74,416,570
                                                              =============================


Footnotes to Statement of Investments

To simplify the listings of securities, abbreviations are used per the table below:

BOE       Board of Education                    HTAU       Highway & Transportation Authority
CAP       Capital Appreciation                  MH         Multifamily Housing
CMWLTH    Commonwealth                          MUAU       Municipal Utilities Authority
COP       Certificates of Participation         PAUNYNJ    Port Authority of New York & New Jersey
ED        Economic Development                  PAU        Power Authority
EDAU      Economic Development Authority        PC         Pollution Control
EPAU      Electric Power Authority              PFAU       Public Finance Authority
FA        Facilities Authority                  POAU       Port Authority
FAU       Finance Authority                     RB         Revenue Bonds
GOB       General Obligation Bonds              RRB        Revenue Refunding Bonds
GOUN      General Obligation Unlimited Nts.     SDI        School District
HAU       Housing Authority                     SFM        Single Family Mtg.
HCF       Health Care Facilities                SPF        Special Facilities
HEAA      Higher Education Assistance Agency    SPO        Special Obligations
HFA       Housing Finance Agency                TUAU       Turnpike Authority

1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase. 2. Securities with an aggregate market value of $965,736 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements. 3. When-issued security to be delivered and settled after July 31, 2000. 4. Represents the current interest rate for a variable or increasing rate security.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,344,509 or 3.15% of the Fund's net assets as of July 31, 2000.

14   OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Footnotes to Statement of Investments Continued

As of July 31, 2000, securities subject to the alternative minimum tax amount to $13,220,133 or 17.77% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry                                             Market Value        Percent
--------------------------------------------------------------------------------
Municipal Leases                                      $10,579,135          14.3%
Adult Living Facilities                                 9,877,312          13.3
General Obligation                                      8,788,976          11.9
Marine/Aviation Facilities                              7,058,413           9.5
Highways                                                6,744,028           9.1
Higher Education                                        6,344,489           8.6
Hospital/Healthcare                                     5,424,765           7.3
Electric Utilities                                      4,677,019           6.3
Sewer Utilities                                         3,153,031           4.3
Sales Tax                                               3,043,615           4.1
Water Utilities                                         2,932,636           4.0
Multifamily Housing                                     1,609,693           2.2
Single Family Housing                                   1,348,735           1.8
Student Loans                                           1,030,020           1.4
Resource Recovery                                         920,990           1.2
Pollution Control                                         522,325           0.7
                                                      --------------------------
Total                                                 $74,055,182         100.0%
                                                      ==========================

See accompanying Notes to Financial Statements.

15   OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES July 31, 2000
--------------------------------------------------------------------------------

==========================================================================================
Assets
Investments, at value (cost $75,123,369)--see accompanying statement          $74,055,182
------------------------------------------------------------------------------------------
Cash                                                                              265,389
------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                        1,007,363
Shares of beneficial interest sold                                                 25,485
Other                                                                                 600
                                                                              ------------
Total assets                                                                   75,354,019

==========================================================================================
Liabilities

Payables and other liabilities:
Investments purchased on a when-issued basis                                      499,950
Dividends                                                                         204,514
Trustees' compensation                                                             69,261
Shares of beneficial interest redeemed                                             64,183
Shareholders reports                                                               60,893
Transfer and shareholder servicing agent fees                                      11,742
Distribution and service plan fees                                                  8,831
Daily variation on futures contracts                                                1,094
Other                                                                              16,981
                                                                              ------------
Total liabilities                                                                 937,449

==========================================================================================
Net Assets                                                                    $74,416,570
                                                                              ============

==========================================================================================
Composition of Net Assets

Paid-in capital                                                               $83,139,270
------------------------------------------------------------------------------------------
Overdistributed net investment income                                            (185,055)
------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                       (7,463,989)
------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                     (1,073,656)
                                                                              ------------
Net Assets                                                                    $74,416,570
                                                                              ============

==========================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets
of $31,937,157 and 3,083,805 shares of beneficial interest outstanding)            $10.36
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                        $10.88
------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and  offering  price per share (based on net assets of  $35,337,563  and
3,409,061 shares of beneficial interest outstanding) $10.37
------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and  offering  price per share  (based on net assets of  $7,141,850  and
689,282 shares of beneficial interest
outstanding)                                                                       $10.36

See accompanying Notes to Financial Statements.

16   OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the Year Ended July 31, 2000
--------------------------------------------------------------------------------

================================================================================
Investment Income

Interest                                                             $4,936,532

================================================================================
Expenses

Management fees                                                         490,267
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                  86,159
Class B                                                                 381,089
Class C                                                                  82,156
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                            57,197
--------------------------------------------------------------------------------
Shareholder reports                                                      77,971
--------------------------------------------------------------------------------
Custodian fees and expenses                                              19,909
--------------------------------------------------------------------------------
Trustees' compensation                                                   15,743
--------------------------------------------------------------------------------
Other                                                                    28,939
                                                                   -------------
Total expenses                                                        1,239,430
Less expenses paid indirectly                                           (15,594)
Less waiver of expenses                                                (226,715)
                                                                   -------------
Net expenses                                                            997,121

================================================================================
Net Investment Income                                                 3,939,411

================================================================================
Realized and Unrealized Gain (Loss)

Net realized loss on:
Investments                                                          (7,036,425)
Closing of futures contracts                                           (420,474)
Closing and expiration of option contracts written                          (60)
                                                                   -------------
Net realized loss                                                    (7,456,959)

--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                    188,013
                                                                   -------------
Net realized and unrealized loss                                     (7,268,946)

================================================================================
Net Decrease in Net Assets Resulting from Operations               $ (3,329,535)
                                                                   =============

See accompanying Notes to Financial Statements.

17   OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

Year Ended July 31,                                                  2000            1999
==========================================================================================
Operations
Net investment income                                         $ 3,939,411     $ 3,749,997
------------------------------------------------------------------------------------------
Net realized gain (loss)                                       (7,456,959)        138,741
------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)              188,013      (3,509,408)
                                                              ----------------------------
Net increase (decrease) in net assets resulting from           (3,329,535)        379,330
operations

==========================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                        (1,895,546)     (1,835,806)
Class B                                                        (1,697,365)     (1,578,140)
Class C                                                          (371,483)       (336,025)
------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                           (38,325)        (32,211)
Class B                                                           (38,868)        (34,382)
Class C                                                            (9,332)         (7,281)

==========================================================================================
Beneficial Interest Transactions

Net  increase  (decrease)  in net  assets  resulting  from  beneficial  interest transactions:
Class A                                                        (7,088,220)     10,755,309
Class B                                                        (5,635,459)     12,814,190
Class C                                                        (1,821,590)      3,631,472

==========================================================================================
Net Assets

Total increase (decrease)                                     (21,925,723)     23,756,456
------------------------------------------------------------------------------------------
Beginning of period                                            96,342,293      72,585,837
                                                              ----------------------------
End of period (including overdistributed net investment
income of185,055 and  160,072, respectively)                  $74,416,570     $96,342,293
                                                              ============================

See accompanying Notes to Financial Statements.

18   OPPENHEIMER NEW JERSEY MUNICIPAL FUND

------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------

                                                                          Year       Year
                                                                         Ended      Ended
                                                                       July 31,  Dec. 31,
Class A                                 2000    1999     1998    1997     19961      1995
Net asset value, beginning of period   $11.21  $11.58   $11.54  $11.10   $11.26     $10.41
==========================================================================================
Per Share Operating Data
Net asset value, beginning of period   $11.21  $11.58   $11.54  $11.10   $11.26     $10.41
------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                     .53     .55      .58     .62      .36        .61
Net realized and unrealized gain (loss)  (.82)   (.36)     .09     .45     (.16)       .86
                                        --------------------------------------------------
Total income (loss) from
investment operations                    (.29)    .19      .67    1.07      .20       1.47
------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income     (.55)   (.55)    (.59)   (.61)    (.36)      (.61)
Distributions from net realized gain     (.01)   (.01)    (.04)   (.02)      --       (.01)
                                        --------------------------------------------------
Total dividends and/or distributions
to shareholders                          (.56)   (.56)    (.63)   (.63)    (.36)      (.62)
------------------------------------------------------------------------------------------
Net asset value, end of period         $10.36  $11.21   $11.58  $11.54   $11.10     $11.26
                                       ===================================================

==========================================================================================
Total Return, at Net Asset Value2       (2.47)%  1.57%    5.96%   9.99%    1.80%     14.42%


==========================================================================================
Ratios/Supplemental Data
Net assets, end of period (in
 thousands)                           $31,937 $42,289  $33,060 $19,109  $11,354     $8,806
------------------------------------------------------------------------------------------
Average net assets (in thousands)     $35,286 $38,999  $24,909 $14,072  $10,036     $6,504
------------------------------------------------------------------------------------------
Ratios to average net assets:3
Net investment income                    5.26%   4.71%    4.94%   5.45%    5.49%      5.51%
Expenses                                 1.09%   1.10%    1.14%4  1.08%4   1.64%4     1.75%4
Expenses, net of indirect expenses
and waiver of expenses                   0.79%   0.63%    0.38%   0.88%    0.97%      0.80%
------------------------------------------------------------------------------------------
Portfolio turnover rate                   101%     70%      46%     12%      33%         7%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

                   19 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

                                                                          Year       Year
                                                                          Ended      Ended
                                                                         July 31,   Dec. 31,
Class B                                 2000     1999    1998     1997    1996 1      1995
============================================================================================
Per Share Operating Data
Net asset value, beginning of period   $11.21   $11.58   $11.53  $11.09   $11.25     $10.40
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                     .47      .47      .50     .53      .31        .53
Net realized and unrealized gain
(loss)                                   (.83)    (.37)     .09     .46     (.16)       .86
                                       -----------------------------------------------------
Total income (loss) from
investment operations                    (.36)     .10      .59     .99      .15       1.39
--------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income     (.47)    (.46)    (.50)   (.53)    (.31)      (.53)
Distributions from net realized gain     (.01)    (.01)    (.04)   (.02)      --       (.01)
                                       -----------------------------------------------------
Total dividends and/or distributions
to shareholders                          (.48)    (.47)    (.54)   (.55)    (.31)      (.54)
--------------------------------------------------------------------------------------------
Net asset value, end of period         $10.37   $11.21   $11.58  $11.53   $11.09     $11.25
                                       =====================================================

============================================================================================
Total Return, at Net Asset Value2       (3.11)%   0.81%    5.25%   9.18%    1.34%     13.59%

============================================================================================
Ratios/Supplemental Data
Net assets, end of period (in
thousands)                            $35,338  $44,322  $33,062 $18,647   $9,740     $5,222
--------------------------------------------------------------------------------------------
Average net assets (in thousands)     $38,064  $39,842  $25,556 $13,278   $7,774     $4,080
--------------------------------------------------------------------------------------------
Ratios to average net assets:3
Net investment income                    4.50%    3.96%    4.17%   4.70%    4.70%      4.79%
Expenses                                 1.85%    1.85%    1.89%4  1.83%4   2.40%4     2.49%4
Expenses, net of indirect expenses
and waiver of expenses                   1.55%    1.38%    1.14%   1.62%    1.74%      1.53%
--------------------------------------------------------------------------------------------
Portfolio turnover rate                   101%      70%      46%     12%      33%         7%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

                   20 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

                                                                          Year       Period
                                                                         Ended       Ended
                                                                        July 31,    Dec. 31,
Class C                                 2000    1999     1998     1997   1996 1     1995 2
============================================================================================
Per Share Operating Data
Net asset value, beginning of period  $ 11.21  $11.58   $11.53  $11.09   $11.25     $11.01
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                     .46     .46      .50     .53      .30        .19
Net realized and unrealized gain
(loss)                                   (.83)   (.36)     .09     .45     (.16)       .25
                                       -----------------------------------------------------
Total income (loss) from
investment operations                   (.37)     .10      .59     .98      .14        .44
--------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income    (.47)    (.46)    (.50)   (.52)    (.30)      (.19)
Distributions from net realized gain    (.01)    (.01)    (.04)   (.02)      --       (.01)
                                       -----------------------------------------------------
Total dividends and/or distributions
to shareholders                         (.48)    (.47)    (.54)   (.54)    (.30)      (.20)
--------------------------------------------------------------------------------------------
Net asset value, end of period        $10.36   $11.21   $11.58  $11.53   $11.09     $11.25
                                      ======================================================

============================================================================================
Total Return, at Net Asset Value 3     (3.20)%   0.81%    5.24%   9.11%    1.29%      4.07%

============================================================================================
Ratios/Supplemental Data
Net assets, end of period (in
thousands)                            $7,142   $9,732   $6,463  $2,080   $  132     $   50
--------------------------------------------------------------------------------------------
Average net assets (in thousands)     $8,198   $8,483   $3,631  $  747   $   74     $    3
--------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                   4.51%    3.96%    4.20%   4.56%    4.66%        -- 6
Expenses                                1.85%    1.85%    1.92% 5 1.79%5   2.48%5       -- 6
Expenses, net of indirect expenses
and waiver of expenses                  1.55%   1.38%     1.12%   1.60%    1.81%        -- 6
--------------------------------------------------------------------------------------------
Portfolio turnover rate                  101%     70%      46%      12%      33%         7%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. 2. For the period from August 29, 1995 (inception of offering) to December 31, 1995. 3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 4. Annualized for periods of less than one full year. 5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. 6. Ratios during this period would not be indicative of future results.

See accompanying Notes to Financial Statements.

                   21 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies
Oppenheimer  New  Jersey  Municipal  Fund  (the  Fund) is a  separate  series of
Oppenheimer Multi-State Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge.Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges,except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of July 31, 2000, the Fund had entered into outstanding net when-issued or forward commitments of $499,950.

                   22 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
Non-Diversification Risk. The Fund is "non-diversified" and can invest in the securities of a single issuer without limit. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of July 31, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:
                                Expiring
                                ------------------
                                  2008  $1,327,407

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2000, a provision of $6,210 was made for the Fund's projected benefit obligations and payments of $2,049 were made to retired trustees, resulting in an accumulated liability of $64,414 as of July 31, 2000.
      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

                   23 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies Continued
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
      The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 2000, amounts have been reclassified to reflect a decrease in paid-in capital of $484. Accumulated net realized loss on investments was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
      There are certain risks arising from geographic concentration in any state. Certain revenue or tax-related event in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                   24 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                         Year Ended July 31, 2000       Year Ended July 31, 1999
                                          Shares          Amount         Shares           Amount
---------------------------------------------------------------------------------------------------
Class A
Sold                                      920,509    $  9,619,436       1,892,611     $ 22,117,140
Dividends and/or
distributions reinvested                  104,515       1,090,118         101,593        1,183,876
Redeemed                               (1,712,137)    (17,797,774)     (1,077,934)     (12,545,707)
                                      -------------------------------------------------------------
Net increase (decrease)                  (687,113)   $ (7,088,220)        916,270     $ 10,755,309
                                      =============================================================
---------------------------------------------------------------------------------------------------
Class B
Sold                                      560,903    $  5,829,198       1,587,888     $ 18,490,151
Dividends and/or
distributions reinvested                   93,374         971,360          84,751          986,603
Redeemed                               (1,199,632)    (12,436,017)       (574,554)      (6,662,564)
                                      -------------------------------------------------------------
Net increase (decrease)                  (545,355)   $ (5,635,459)      1,098,085     $ 12,814,190
                                      =============================================================
---------------------------------------------------------------------------------------------------
Class C
Sold                                      252,337    $  2,644,095         461,996     $  5,398,001
Dividends and/or
distributions reinvested                   24,849         259,049          23,858          277,644
Redeemed                                 (455,982)     (4,724,734)       (176,024)      (2,044,173)
                                      -------------------------------------------------------------
Net increase (decrease)                  (178,796)   $ (1,821,590)        309,830     $  3,631,472
                                      =============================================================
===================================================================================================

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities,other than short-term obligations, for the year ended July 31, 2000, were $81,807,639 and $99,493,204, respectively.

As of July 31, 2000,unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $75,117,901 was:

Gross unrealized appreciation                    $ 1,602,251
Gross unrealized depreciation                     (2,670,438)
                                                  -----------
Net unrealized depreciation                       (1,068,187)
                                                  ===========


                  25   OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume Fund expenses to the level needed to maintain a stable dividend. The Manager can withdraw the voluntary waiver at any time. The Fund's management fee for the year ended July 31, 2000, was an annualized rate of 0.60%, before any waiver by the Manager, if applicable.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                              Aggregate        Class A       Commissions       Commissions       Commissions
                              Front-End      Front-End        on Class A        on Class B        on Class C
                          Sales Charges  Sales Charges            Shares            Shares            Shares
                             on Class A    Retained by       Advanced by       Advanced by       Advanced by
Year Ended                       Shares    Distributor      Distributor1      Distributor1      Distributor1
-------------------------------------------------------------------------------------------------------------
July 31, 2000                  $ 89,670       $ 11,968           $ 4,034         $ 193,383          $ 20,626

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                Class A                          Class B                             Class C
                    Contingent Deferred              Contingent Deferred                 Contingent Deferred
                          Sales Charges                    Sales Charges                       Sales Charges
Year Ended      Retained by Distributor          Retained by Distributor             Retained by Distributor
------------------------------------------------------------------------------------------------------------
July 31, 2000                       $--                         $216,313                             $17,427

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


                  26   OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.15% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets consisting of Class A shares of the Fund. For the year ended July 31, 2000, payments under the Class A plan totaled $86,159 prior to Manager waivers if applicable, all of which were paid by the Distributor to recipients, and included $1,655 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended July 31, 2000, were as follows:

                                                              Distributor's    Distributor's
                                                                  Aggregate     Unreimbursed
                                                               Unreimbursed    Expenses as %
                        Total Payments     Amount Retained         Expenses    of Net Assets
                            Under Plan      by Distributor       Under Plan         of Class
--------------------------------------------------------------------------------------------
Class B Plan                  $381,089            $305,129       $1,441,288             4.08%
Class C Plan                    82,156              27,321           98,620             1.38

                  27   OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
   The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of July 31, 2000, the Fund had outstanding futures contracts as follows:

                                  Expiration            Number    Valuation as of        Unrealized
Contract Description                    Date      of Contracts      July 31, 2000      Depreciation
---------------------------------------------------------------------------------------------------

Contracts to Sell
U.S. Treasury Nts., 10 yr.           9/20/00                35         $3,461,172            $5,469
===================================================================================================

6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
   The Fund had no borrowings outstanding during the year ended July 31, 2000.

                                  Appendix A

                      MUNICIPAL BOND RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
-------------------------------------------------------------------------------

Long-Term Bond Ratings

Aaa: Bonds rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the of "Aaa" securities.

A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition. Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

Short-Term Ratings - U.S. Tax-Exempt Municipals

There are three ratings for short-term obligations that are investment grade. Short-term speculative obligations are designated "SG." For variable rate demand obligations, a two-component rating is assigned. The first (MIG) element represents an evaluation by Moody's of the degree of risk associated with scheduled principal and interest payments. The second element (VMIG) represents an evaluation of the degree of risk associated with the demand feature.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing..

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG:  Denotes   speculative-grade  credit  quality.  Debt  instruments  in  this category may lack margins of protection.


-------------------------------------------------------------------------------
Standard & Poor's Rating Services

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated "BB" are less vulnerable to nonpayment than other speculative issues. However, these face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated "B" are more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Bonds rated "CCC" are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  Bonds rated "CC" are currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated "D" are in default. Payments on the obligation are not being made on the date due even if the applicable grace period has not expired, unless Standard and Poor's believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "p" symbol indicates that the rating is provisional. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2:   Satisfactory   capacity  to  pay  principal  and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.


Fitch, Inc.
-------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

-------------------------------------------------------------------------------
International Short-Term Credit Ratings
-------------------------------------------------------------------------------

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                      B-1
                                  Appendix B

                    Municipal Bond Industry Classifications

Adult Living Facilities
Bond Anticipation Notes
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods Marine/Aviation Facilities Multi-Family Housing Municipal Leases Non Profit Organization Parking Fee Revenue Pollution Control Resource Recovery Revenue Anticipation Notes Sales Tax Revenue Sewer Utilities Single Family Housing Special Assessment Special Tax Sports Facility Revenue Student Loans Tax Anticipation Notes Tax & Revenue Anticipation Notes Telephone Utilities Water Utilities

                                      C-5
                                  Appendix C

-------------------------------------------------------------------------------
        OppenheimerFunds Special Sales Charge Arrangements and Waivers
-------------------------------------------------------------------------------

      In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived. That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

      Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds that were merged into or became Oppenheimer funds.

      For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue
        Code,
(2) non-qualified deferred compensation plans, (3) employee benefit plans2 (4) Group Retirement Plans3 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs,
        Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

      The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
--------------
1. Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
3. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.

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  I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
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Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

     There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."3 This waiver provision applies to: |_| Purchases of Class A shares aggregating $1 million or more. |_| Purchases by a Retirement Plan (other than an IRA or 403(b)(7) custodial plan) that: (1) buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or (3) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more. |_| Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made: through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases. |_| Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements: (1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a)
mutual funds, other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments"). (2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments. (3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager). |_| Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before May 1, 1999.

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           II. Waivers of Class A Sales Charges of Oppenheimer Funds
-------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases): |_| The Manager or its affiliates. |_| Present or former officers, directors, trustees and employees (and their
        "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_| Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_| Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_| Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_| Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment  advisors or financial  planners (that have entered into an  agreement  for  this  purpose  with the  Distributor)  who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records
        of  the  broker,  agent  or  financial   intermediary  with  which  the
        Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_| Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_| Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_| A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_| Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_| Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_| A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases): |_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other  distributions reinvested  from  the  Fund  or  other  Oppenheimer  funds  (other  than
        Oppenheimer   Cash  Reserves)  or  unit  investment   trusts  for  which
        reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased through a broker-dealer  that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_| Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
|_| Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases: |_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value measured at the time the Plan is established, adjusted annually.
|_| Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1)        Following the death or disability (as defined in the Internal Revenue
           Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(2) To return excess contributions.
(3) To return contributions made due to a mistake of fact. (4) Hardship withdrawals, as defined in the plan.4
(5)        Under  a  Qualified  Domestic  Relations  Order,  as  defined  in the
           Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)        To meet the minimum distribution requirements of the Internal Revenue
           Code.
(7)        To make  "substantially  equal  periodic  payments"  as  described in
           Section 72(t) of the Internal Revenue Code.
(8) For loans to participants or beneficiaries. (9) Separation from service.5
        (10)Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
        (11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_| For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
|_| For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

III.  Waivers of Class B and Class C Sales Charges of Oppenheimer Funds

The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases: |_| Shares redeemed involuntarily, as described in "Shareholder Account
        Rules and Policies," in the applicable Prospectus.
|_| Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_| Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_| Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_| Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
|_| Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:
(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(2) To return excess contributions made to a participant's account. (3) To return contributions made due to a mistake of fact. (4) To make hardship withdrawals, as defined in the plan.6 (5) To make distributions required under a Qualified Domestic Relations
              Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)           To meet the  minimum  distribution  requirements  of the  Internal
              Revenue Code.
(7)           To make  "substantially  equal periodic  payments" as described in
              Section 72(t) of the Internal Revenue Code.
(8) For loans to participants or beneficiaries.7 (9) On account of the participant's separation from service.8 (10) Participant-directed redemptions to purchase shares of a mutual fund
              (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(11) Distributions made on account of a plan termination or "in-service" distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(12) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.
(13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value annually (measured from the establishment of the Automatic Withdrawal Plan).
        |_|Redemptions  of Class B shares (or Class C shares,  effective  August
           1, 1999) under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.


IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

  Oppenheimer  Quest Value Fund, Oppenheimer  Quest  Small  Cap
  Inc.                           Value Fund
  Oppenheimer   Quest   Balanced Oppenheimer    Quest    Global
  Value Fund                     Value Fund
  Oppenheimer  Quest Opportunity
  Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest  for Value  U.S.  Government Quest    for   Value   New   York
Income Fund                        Tax-Exempt Fund
Quest   for    Value    Investment Quest    for    Value    National
Quality Income Fund                Tax-Exempt Fund
Quest for Value Global Income Fund Quest   for   Value    California
                                   Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either: |_| acquired by such shareholder pursuant to an exchange of shares of an
        Oppenheimer fund that was one of the Former Quest for Value Funds or |_| purchased by such shareholder by exchange of shares of another
        Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

      |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.





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   Number of                         Initial Sales
    Eligible       Initial Sales     Charge as a %   Commission as %
  Employees or    Charge as a % of   of Net Amount     of Offering
    Members        Offering Price       Invested          Price
----------------------------------------------------------------------
----------------------------------------------------------------------
9 or Fewer             2.50%             2.56%            2.00%
----------------------------------------------------------------------
----------------------------------------------------------------------
At  least 10 but       2.00%             2.04%            1.60%
not more than 49
----------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
|_|   Shareholders  who  were  shareholders  of the  AMA  Family  of  Funds  on
        February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
|_| Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with: |_| withdrawals under an automatic withdrawal plan holding only either Class
        B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.
      |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: |_| redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
|_| withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section): o Oppenheimer U. S. Government Trust, o Oppenheimer Bond Fund, o Oppenheimer Disciplined Value Fund and o Oppenheimer Disciplined Allocation Fund are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account    Connecticut  Mutual Total Return
                                     Account
Connecticut     Mutual    Government CMIA      LifeSpan       Capital
Securities Account                   Appreciation Account
Connecticut Mutual Income Account    CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account    CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

      ? Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).
      Those shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of a Fund and other Former
        Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      ? Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares: (1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: (1) by the estate of a deceased shareholder;
(2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
(6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
(7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.


VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

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    VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                          Convertible Securities Fund
-------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

|_|   the Manager and its affiliates,
|_| present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_| registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_| dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_| employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_| dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

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Oppenheimer New Jersey Municipal Fund
-------------------------------------------------------------------------------

Internet Web Site:
         www.oppenheimerfunds.com

Investment Adviser
    OppenheimerFunds, Inc.
    Two World Trade Center
    New York, New York 10048-0203

Distributor
    OppenheimerFunds Distributor, Inc.
    Two World Trade Center
    New York, New York 10048-0203

Transfer Agent
    OppenheimerFunds Services
    P.O. Box 5270
    Denver, Colorado 80217
    1-800-525-7048

Custodian Bank
    Citibank, N.A.
    399 Park Avenue
    New York, New York 10043

Independent Auditors
    KPMG LLP
    707 Seventeenth Street
    Denver, Colorado 80202

Legal Counsel
    Mayer, Brown & Platt
    1675 Broadway
    New York, New York 10019-5820
    1234
PX395.1100

--------
1 Ms. Macaskill and Mr. Griffiths are not Directors of Oppenheimer Money Market Fund, Inc. Mr. Griffiths is also not a Trustee of Oppenheimer Discovery Fund. 2 In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund or the Trust and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

3 However, that commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year. 4 This provision does not apply to IRAs. 5 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs. 6 This provision does not apply to IRAs. 7 This provision does not apply to loans from 403(b)(7) custodial plans. 8 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Oppenheimer Pennsylvania Municipal Fund


Prospectus dated November 27, 2000



                                    Oppenheimer Pennsylvania Municipal Fund is a
                                    mutual fund. It seeks current  income exempt
                                    from  federal  and   Pennsylvania   personal
                                    income   taxes  by   investing   mainly   in
                                    municipal  securities,  while  attempting to
                                    preserve capital.
                                       This   Prospectus    contains   important
                                    information about the Fund's objective,  its
                                    investment  policies,  strategies and risks.
                                    It also contains important information about
                                    how to buy and sell  shares  of the Fund and
                                    other account
As with all mutual funds, the       features.  Please read this
Securities and Exchange             Prospectus carefully before you
Commission has not approved or      invest and keep it for future
disapproved the Fund's              reference about your account.
securities nor has it
determined that this
Prospectus is accurate or
complete.  It is a criminal
offense to represent otherwise.







                                                        [OppenheimerFunds logo]

Contents
           About The Fund
-------------------------------------------------------------------------------

           The Fund's Investment Objective and Strategies

           Main Risks of Investing in the Fund

           The Fund's Past Performance

           Fees and Expenses of the Fund

           About the Fund's Investments

           How the Fund is Managed


           About Your Account
-------------------------------------------------------------------------------

           How to Buy Shares
           Class A Shares
           Class B Shares
           Class C Shares

           Special Investor Services
           AccountLink
           PhoneLink
           OppenheimerFunds Internet Web Site

           How to Sell Shares
           By Mail
           By Telephone
           By Checkwriting

           How to Exchange Shares

           Shareholder Account Rules and Policies

           Dividends, Capital Gains and Taxes

           Financial Highlights
-------------------------------------------------------------------------------

About the Fund
-------------------------------------------------------------------------------

The Fund's Investment Objective and Strategies

-------------------------------------------------------------------------------
What Is The Fund's Investment Objective? The Fund seeks as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is available from municipal securities, consistent with preservation of capital.
-------------------------------------------------------------------------------

What Does the Fund Invest In? The Fund invests mainly in Pennsylvania municipal securities that pay interest exempt from federal and Pennsylvania personal income taxes, and from the investment income tax of the school district of Philadelphia. These securities primarily include municipal bonds (which are debt obligations having a maturity of more than one (1) year when issued), municipal notes (short-term obligations), and interests in municipal leases. Most of the securities the Fund buys must be "investment grade" (securities rated in the four (4) highest rating categories of national rating organizations, such as Moody's Investors Services ("Moody's")), although the Fund can hold lower-grade securities as well.

      Under normal market conditions, the Fund:
      |_| attempts to invest 100% of its assets in municipal securities, |_| as a fundamental policy, invests at least 80% of its assets in municipal securities, and
      |_| invests at least 80% of its total assets in Pennsylvania municipal securities.

      The Fund does not limit its investments to securities of a particular maturity range, and may hold both short- and long-term securities. However, it currently focuses on longer-term securities to seek higher yields. These investments are more fully explained in "About the Fund's Investments," below.

      |X|  How Do the  Portfolio  Managers  Decide  What  Securities  to Buy or
Sell? In selecting securities for the Fund, the portfolio managers look primarily throughout Pennsylvania for municipal securities using a variety of factors that may change over time and may vary in particular cases. The portfolio managers currently look for:
           |_| Securities that provide high current income |_| A wide range of securities of different issuers within the state,
             including different agencies and municipalities, to spread risk |_| Securities having favorable credit characteristics |_| Special situations that provide opportunities for value |_| Unrated bonds that might provide high income |_| Securities of smaller issuers that might be overlooked by other investors and funds

Who Is the Fund Designed For? The Fund is designed for individual investors who are seeking income exempt from federal and Pennsylvania personal income taxes. The Fund does not seek capital gains or growth. Because it invests in tax-exempt securities, the Fund is not appropriate for retirement plan accounts or for investors seeking capital growth. The Fund is not a complete investment program.


Main Risks of Investing in the Fund

      All investments have risks to some degree. The Fund's investments are subject to changes in their value from a number of factors, described below. There is also the risk that poor security selection by the Fund's investment Manager, OppenheimerFunds, Inc., will cause the Fund to underperform other funds having a similar objective.

      These risks collectively form the risk profile of the Fund and can affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its objective.

      |X| Credit Risk. Municipal securities are subject to credit risk. Credit risk is the risk that the issuer of a municipal security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income may be reduced and if the issuer fails to repay principal, the value of that security and of the Fund's shares may be reduced. Because the Fund can invest as much as 25% of its assets in municipal securities below investment grade to seek higher income, the Fund's credit risks are greater than those of funds that buy only investment-grade bonds. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

      |X| Interest Rate Risks. Municipal securities are debt securities that are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already-issued municipal securities generally rise. When prevailing interest rates rise, the values of already-issued municipal securities generally fall, and the securities may sell at a discount from their face amount. The magnitude of these price changes is generally greater for bonds with longer maturities. The Fund currently focuses on longer-term securities to seek higher income. Callable bonds the Fund buys are more likely to be called when interest rates fall, and the Fund might then have to reinvest the proceeds of the callable instrument in other securities that have lower yields, reducing its income.

      |X| Risks of Non-Diversification. The Fund is "non-diversified." That means that compared to funds that are diversified, it can invest a greater portion of its assets in the securities of one issuer, such as bonds issued by the Commonwealth of Pennsylvania. Having a higher percentage of its assets invested in the securities of fewer issuers, particularly government issuers of one state, could result in greater fluctuations of the Fund's share prices due to economic, regulatory or political problems in Pennsylvania.

      |X| Risks in Using Derivative Investments. The Fund can use derivatives to seek increased returns or to try to hedge investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, "inverse floaters" and variable rate obligations are examples of derivatives the Fund can use.

      If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on its investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. If that happens, the Fund will get less income than expected or its share price could decline. To try to preserve capital, the Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can increase the volatility of the Fund's share prices. Some derivatives may be illiquid, making it difficult for the Fund to sell them quickly at an acceptable price.

How Risky Is the Fund Overall? The value of the Fund's investments will change over time due to a number of factors. They include changes in general bond market movements, the change in value of particular bonds because of an event affecting the issuer, or changes in interest rates that can affect bond prices overall. The Fund focuses its investments in Pennsylvania municipal securities and is non-diversified. It will therefore be vulnerable to the effects of economic changes that affect Pennsylvania governmental issuers. These changes can affect the value of the Fund's investments and its prices per share. The Fund's focus on longer-term bonds and its use of inverse floaters can cause fluctuations in the Fund's share prices. In the OppenheimerFunds spectrum, the Fund is more conservative than some types of taxable bond funds, such as high yield bond funds, but has greater risks than money market funds.

      An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

     The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the last ten calendar years and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

[See bar chart in Appendix to the Prospectus]

For the period from 1/1/00 through 9/30/00, the cumulative return (not annualized) for Class A shares was 6.26%. Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 7.22% (1Q'95) and the lowest return (not annualized) for a calendar quarter was -5.35% (1Q'94).

----------------------------------------------------------------------
Average Annual
Total Returns for                       5 Years          10 Years
the periods             1 Year        (or life of      (or life of
ending December                     class, if less)  class, if less)
31, 1999
-------------------                 ----------------------------------
----------------------------------------------------------------------
Class A Shares
(Inception             -10.63%           4.42%            5.17%
9/18/89)
----------------------------------------------------------------------
-------------------                 ----------------------------------
Lehman Brothers
Municipal Bond          -2.06%           6.91%            6.89%
Index
(from 12/31/89)
----------------------------------------------------------------------
----------------------------------------------------------------------
Class B Shares
(Inception              -11.27%          4.31%            3.19%
5/3/93)

----------------------------------------------------------------------
----------------------------------------------------------------------
Class C Shares
(Inception              -7.69%           3.08%             N/A
8/29/95)
----------------------------------------------------------------------
The Fund's average annual total returns include the applicable sales charge: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the applicable contingent deferred sales charges of 5% (1-year) and 2% (5 years); for Class C, the 1% contingent deferred sales charge for the 1-year period. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Fund's performance is compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds. The index includes municipal securities from many states while the Fund focuses on Pennsylvania municipal securities, and the index performance does not consider the effects of capital gains or transaction costs.

Fees and Expenses of the Fund

      The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly.
Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended July 31, 2000.

Shareholder Fees (charges paid directly from your investment):

----------------------------------------------------------------------
                                Class A       Class B      Class C
                                Shares        Shares        Shares
----------------------------------------------------------------------
----------------------------------------------------------------------
Maximum  Sales Charge (Load)     4.75%         None          None
on  purchases  (as  a  %  of
offering price)
----------------------------------------------------------------------
----------------------------------------------------------------------
Maximum    Deferred    Sales     None1          5%2          1%3
Charge  (Load)  (as % of the
lower   of   the    original
offering       price      or
redemption proceeds)
----------------------------------------------------------------------
1. A 1% contingent deferred sales charge may apply to redemptions of investments of $1 million or more of Class A shares. See "How to Buy Shares" for details. 2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within twelve (12) months of purchase.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

----------------------------------------------------------------------
                                  Class A    Class B    Class C
                                  Shares     Shares     Shares
----------------------------------------------------------------------
----------------------------------------------------------------------
Management Fees*                  0.60%      0.60%      0.60%
----------------------------------------------------------------------
----------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees                      0.14%      0.90%      0.90%
----------------------------------------------------------------------
----------------------------------------------------------------------
Other Expenses                    0.36%      0.46%      0.45%
----------------------------------------------------------------------
----------------------------------------------------------------------
Total Annual Operating Expenses   1.10%      1.96%      1.95%
----------------------------------------------------------------------
* The management fee expenses in the table are based on the fees the Fund would have paid if the Manager had not waived a portion of its fee under a voluntary undertaking to the Fund. After the Manager's waiver the actual management fee as a percentage of average daily net assets was 0.46% for each class of shares. The Manager has withdrawn that voluntary waiver effective June 1, 2000. The service fee payable under the 12b-1 plan for Class A shares is 0.15% and the service fee payable under the 12b-1 plans for Class B and Class C shares is a maximum of 0.25% (currently set by the Board at 0.15%) of average annual net assets of the class.
Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays.

Examples. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated, and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

----------------------------------------------------------------------
If shares are          1 year    3 years    5 years    10 years1
redeemed:
----------------------------------------------------------------------
----------------------------------------------------------------------
Class A Shares         $582      $808       $  1,052   $1,752
----------------------------------------------------------------------
----------------------------------------------------------------------
Class B Shares         $699      $915       $1,257     $1,857
----------------------------------------------------------------------
----------------------------------------------------------------------
Class C Shares         $298      $612       $   1,052  $2,275
----------------------------------------------------------------------

----------------------------------------------------------------------
If shares are not      1 year    3 years    5 years    10 years1
redeemed:
----------------------------------------------------------------------
----------------------------------------------------------------------
Class A Shares         $582      $808       $1,052     $1,752
----------------------------------------------------------------------
----------------------------------------------------------------------
Class B Shares         $199      $615       $1,057     $1,857
----------------------------------------------------------------------
----------------------------------------------------------------------
Class C Shares         $198      $612       $1,052     $2,275
----------------------------------------------------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. 1. Class B expense for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A after six (6) years.

About the Fund's Investments

The Fund's Principal Investment Policies. The allocation of the Fund's portfolio among different types of investments will vary over time based on the Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below.

      The Manager tries to reduce risks by selecting a wide variety of municipal investments and by carefully researching securities before they are purchased. However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The yield and share prices of the Fund will change daily based on changes in market prices of securities, interest rates and market conditions and in response to other economic events. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

What is A Municipal Security? A municipal security is essentially a loan by the buyer to the issuer of the security. The issuer promises to pay back the principal amount of the loan and normally pay interest exempt from federal personal income taxes.

      |X| Municipal Securities. The Fund buys municipal bonds and notes, certificates of participation in municipal leases and other debt obligations. Pennsylvania municipal securities are municipal securities that are not subject to Pennsylvania personal income tax (in the opinion of bond counsel to the issuer). They include debt obligations issued by the Commonwealth of Pennsylvania and its political subdivisions (such as cities, towns, counties, agencies and authorities). They also may include debt obligations of the governments of certain possessions, territories and commonwealths of the United States if the interest is not subject to Pennsylvania personal income tax.

      The Fund can also buy other municipal securities issued by the governments of the District of Columbia and of other states, or by any commonwealths, territories or possessions of the United States, or their respective agencies, instrumentalities or authorities, if the interest paid on the security is not subject to federal personal income tax (in the opinion of bond counsel to the issuer at the time the security is issued).

      Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or public facilities. The Fund can buy both long-term and short-term municipal securities. Long-term securities have a maturity of more than one (1) year. The Fund generally focuses on longer-term securities, to seek higher income.

      The Fund can buy municipal securities that are "general obligations," secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The Fund can also buy "revenue obligations," whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some of these revenue obligations are private activity bonds that pay interest that may be a tax preference for investors subject to the federal alternative minimum tax.

      |X| Municipal Lease Obligations. Municipal leases are used by state and local government authorities to obtain funds to acquire land, equipment or facilities. The Fund can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain "non-appropriation" clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis. If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable. Some lease obligations might not have an active trading market, making it difficult for the Fund to sell them quickly at an acceptable price.

      |X| Ratings of Municipal Securities the Fund Buys. Most of the municipal securities the Fund buys are "investment grade" at the time of purchase. The Fund does not invest more than 25% of its total assets in municipal securities that at the time of purchase are not "investment-grade." "Investment grade" securities are those rated within the four (4) highest rating categories of Moody's, Standard & Poor's Rating Services, Fitch, Inc. or another nationally recognized rating organization, or (if unrated) judged by the Manager to be comparable to rated investment grade securities. Rating categories are described in the Statement of Additional Information. If a security the Fund buys is not rated, the Manager will use its judgment to assign a rating that it believes is comparable to that of a rating organization.

      The Manager relies to some extent on credit ratings by nationally recognized rating organizations in evaluating the credit risk of securities selected for the Fund's portfolio. It also uses its own research and analysis to evaluate risks. Many factors affect an issuer's ability to make timely payments, and the credit risks of a particular security may change over time. If the rating of a security is reduced after the Fund buys it, the Fund is not required automatically to dispose of that security. However, the Manager will evaluate those securities to determine whether to keep them in the Fund's portfolio.

           |_| Special Credit Risks of Lower-Grade Securities. Municipal securities below investment-grade (sometimes called "junk bonds") usually offer higher yields than investment-grade securities but are subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment grade have a greater risk that the issuers may not meet their debt obligations. They may also be less liquid than investment-grade securities making it harder for the Fund to sell them at an acceptable price.

Can the Fund's Investment Objective and Policies Change? The Fund's Board of Trustees can change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy or technique is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

Other Investment Strategies. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Manager might not always use all of the different types of techniques and investments described below. These techniques involve risks, although some are designed to help reduce overall investment or market risk.

      |X| Floating Rate/Variable Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the ninety-one (91) day U.S.
Treasury Bill rate.

      |X| Inverse Floaters Have Special Risks. Variable rate bonds known as "inverse floaters" pay interest at rates that move in the opposite direction of yields on short-term bonds in response to market changes. As interest rates rise, inverse floaters produce less current income, and their market value can become volatile. Inverse floaters are a type of "derivative security." Some have a "cap," so that if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund will not invest more than 20% of its total assets in inverse floaters.

      |X| Other Derivatives. The Fund can invest in other municipal derivative securities that pay interest that depends on the change in value of an underlying asset, interest rate or index. Examples are interest rate swaps, municipal bond indices or swap indices.

      |X| "When-Issued" and "Delayed Delivery" Transactions. The Fund can purchase municipal securities on a "when-issued" basis and can purchase or sell such securities on a "delayed delivery" basis. Between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to the Fund if the value of the when-issued security declines prior to the settlement date.

      |X| Puts and Stand-By Commitments. The Fund can acquire "stand-by commitments" or "puts" with respect to municipal securities. The investments give the Fund the right to sell securities at a set price on demand to the issuing broker-dealer or bank. However, a security having this feature may have a lower interest rate. The Fund will acquire stand-by commitments or puts solely to enhance portfolio liquidity.

      |X| Illiquid and Restricted Securities. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under federal securities laws before they can be sold publicly. The Fund will not invest more than 15% of its net assets in illiquid securities and cannot invest more than 10% of its net assets in restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X| Borrowing for Investment Leverage. The Fund can borrow money to purchase additional securities, a technique referred to as "leverage." As a fundamental policy, the Fund's borrowings for investment purposes must be from banks and are limited to not more than 5% of the Fund's total assets. The interest on borrowed money is an expense that might reduce the Fund's yield.

      |X| Hedging. The Fund can purchase and sell futures contracts, put and call options, and enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on its use of them. The Fund does not use hedging instruments to a substantial degree and is not required to use them in seeking its goal.

      Hedging involves risks. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, the hedge might be unsuccessful and the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

      Interest rate swaps are subject to credit risks and interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. The Fund cannot enter into swaps with respect to more than 25% of its total assets.

Temporary Defensive Investments. The Fund can invest up to 100% of its total assets in temporary defensive investments during periods of unusual market conditions. Generally, the Fund's defensive investments will be short-term municipal securities, but could be U.S. government securities or highly-rated corporate debt securities. The income from some temporary defensive investments might not be tax-exempt, and therefore when making those investments the Fund might not achieve its objective.

      Under normal market conditions, the Fund can also hold these types of investments for cash management purposes pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares.

How the Fund is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has operated as an investment advisor since January 1960. The Manager (including subsidiaries) managed more than $125 billion in assets as of October 31, 2000, including other Oppenheimer funds with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

      |X| Portfolio Managers. Ronald H. Fielding and Anthony A. Tanner became Vice Presidents and the portfolio managers of the Fund on January 1, 1999. They are the persons principally responsible for the day-to-day management of the Fund's portfolio. Mr. Fielding is a Senior Vice President and Chairman of the Rochester Division of the Manager. He also serves as an officer and portfolio manager for other Oppenheimer funds. Mr. Tanner is a Vice President of the Manager's Rochester Division and an assistant portfolio manager of other Oppenheimer funds.

     Prior to joining the Manager in January 1996, Mr. Fielding was Chairman and a Director of Rochester Fund Services, Inc., a mutual fund distributor; and President and Director of Rochester Capital Advisors, Inc. and Fielding Management Company, Inc., mutual fund investment advisory firms acquired by the Manager in 1996. He was also a portfolio manager for several mutual funds. Prior to joining the Manager in January 1996, Mr. Tanner was Vice President of Research for Rochester Capital Advisors, Inc. and Fielding Management Company, Inc.

      |X| Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines as the Fund's assets grow: 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion. The Fund's management fees for its last fiscal year ended July 31, 2000, was 0.46% of average annual net assets for each class of shares (after the Manager's waiver of a portion of its fee).

-------------------------------------------------------------------------------
About Your Account
-------------------------------------------------------------------------------

How to Buy Shares

How Do You Buy Shares? You can buy shares several ways, as described below. The Fund's Distributor, OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

     |X| Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.

     |X| Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.

     |X| Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at 1.800.525.7048 to notify the Distributor of the wire and to receive further instructions.

     |X| Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, shares are purchased for your account by a transfer of money from your account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.

     |X| Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four (4) other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.

How Much Must You Invest? You can buy Fund shares with a minimum initial investment of $1,000. You can make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

     |X| With Asset Builder Plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. You can make additional purchases of at least $25 by telephone through AccountLink.

     |X| The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

At What Price Are Shares Sold? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Denver, Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time".

      The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Trustees has established procedures to value the Fund's securities, in general based on market value. The Board has adopted special procedures for valuing illiquid securities and obligations for which market values cannot be readily obtained.

The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received. Shares purchased for your account through AccountLink normally will be purchased two (2) business days after the regular business day on which you instruct the Distributor to initiate the ACH transfer to buy the shares.

Buying Through a Dealer. Your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.

What  Classes of Shares Does the Fund Offer?  The Fund offers  investors  three
(3) different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.

      |X| Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.

      |X| Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within six (6) years of buying them, you
will  normally  pay  a  contingent   deferred  sales  charge.  That  contingent
deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.

     |X| Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within twelve (12) months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class C Shares?" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

     The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

     |X| How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C .

     |_| Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six (6) years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six (6) years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one (1) year.

     However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six (6) years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

     And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

     |_| Investing for the Longer Term. If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven (7) years or more, Class B shares may be appropriate.

     Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

     |X| Are There Differences in Account Features That Matter to You? Some account features may not be available to Class B or Class C shareholders. Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of Additional Information. Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Also, checkwriting privileges are not available for Class B or Class C shares.

     |X| How Does It Affect Payments to My Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

Special Sales Charge Arrangements and Waivers. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special conditions apply.

How Can You Buy Class A Shares? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

----------------------------------------------------------------------
                      Front-End            Sales            Front-End
Sales      Concession As a
                      Charge        As       a       Charge        As
a            Percentage of
                      Percentage of      Percentage of Net   Offering
Amount of Purchase    Offering Price     Amount Invested  Price
----------------------------------------------------------------------

Less than $50,000       4.75%              4.98%      4.00%
----------------------------------------------------------------------

$50,000 or more but     4.50%              4.71%      4.00%
less than $100,000
----------------------------------------------------------------------
----------------------------------------------------------------------

$100,000 or more but    3.50%              3.63%      3.00%
less than $250,000
----------------------------------------------------------------------
----------------------------------------------------------------------

$250,000 or more but    2.50%              2.56%      2.25%
less than $500,000
----------------------------------------------------------------------
----------------------------------------------------------------------

$500,000 or more but    2.00%              2.04%      1.80%
less than $1 million
----------------------------------------------------------------------

      |X| Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 0.50% of purchases of $1 million or more other than by retirement accounts. That concession will be paid only on purchases that were not previously subject to a front-end sales charge and dealer concession.

      If you redeem any of those shares within eighteen (18) months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of
(1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original net asset value of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

How Can You Reduce Sales Charges in Buying Class A Shares? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges" in the Statement of Additional Information.

How Can You Buy Class B Shares? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six (6) years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

----------------------------------------------------------------------
Years Since Beginning of     Contingent Deferred Sales Charge
Month in which Purchase      On Redemptions in That Year
Order Was Accepted           (As % of Amount Subject to Charge)
----------------------------------------------------------------------
----------------------------------------------------------------------

0-1                          5.0%
----------------------------------------------------------------------
----------------------------------------------------------------------

1-2                          4.0%
----------------------------------------------------------------------
----------------------------------------------------------------------

2-3                          3.0%
----------------------------------------------------------------------
----------------------------------------------------------------------

3-4                          3.0%
----------------------------------------------------------------------
----------------------------------------------------------------------

4-5                          2.0%
----------------------------------------------------------------------
----------------------------------------------------------------------

5-6                          1.0%
----------------------------------------------------------------------
----------------------------------------------------------------------

6 and following              None
----------------------------------------------------------------------
In the table, a "year" is a twelve (12) month period. In applying the sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      |X| Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares seventy-two (72) months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares you hold convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in the Statement of Additional Information.

How Can You Buy Class C Shares? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within twelve (12) months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

Distribution and Service (12b-1) Plans.

      |X| Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.15% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

      |X| Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.15% per year under each plan.

      The asset-based sales charge and service fees increase Class B and Class C expenses by up to 0.90% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The Distributor pays the 0.15% service fees to dealers in advance for the first year after the shares were sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The Distributor currently pays a sales concession of 3.85% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

      The Distributor currently pays sales concessions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 0.90% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more.

Special Investor Services

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
     |X| transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or |X| have the Transfer Agent send redemption proceeds or to transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.852.8457. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1.800.533.3310.

      |X| Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.533.3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

      |X| Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number.

      |X| Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

Can You Submit Transaction Requests by Fax? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.525.7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OppenheimerFunds Internet Web Site. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet web site, at http://www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions, you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1.800.533.3310. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer fund account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to six (6) months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment.

How to Sell Shares

      You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1.800.525.7048, for assistance.

      Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that require a signature guarantee):
      |X| You wish to redeem $100,000 or more and receive a check |X| The redemption check is not payable to all shareholders listed on the account statement
      |X| The redemption check is not sent to the address of record on your account statement
      |X| Shares are being transferred to a Fund account with a different owner or name
      |X| Shares are being redeemed by someone (such as an Executor) other than the owners

      Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
      |X| a U.S. bank, trust company, credit union or savings association, |X| by a foreign bank that has a U.S. correspondent bank, |X| by a U.S. registered dealer or broker in securities, municipal securities or government securities, or
      |X| by a U.S. national securities exchange, a registered securities association or a clearing agency.
      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

How Do You Sell Shares by Mail? Write a letter of instructions that includes:
      |X| Your name
      |X| The Fund's name
      |X| Your Fund account number (from your account statement) |X| The dollar amount or number of shares to be redeemed |X| Any special payment instructions |X| Any share certificates for the shares you are selling |X| The signatures of all registered owners exactly as the account is registered, and
      |X| Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

-------------------------------------------------------------------------------
Use the following address for requests by mail:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
OppenheimerFunds Services
-------------------------------------------------------------------------------
P.O. Box 5270, Denver, Colorado 80217-5270


-------------------------------------------------------------------------------
Send courier or express mail requests to:
-------------------------------------------------------------------------------
OppenheimerFunds Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

How Do You Sell Shares by Telephone? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held under a share certificate by telephone.
      |X|  To   redeem   shares   through  a   service   representative,   call
1.800.852.8457
      |X|  To redeem shares automatically on PhoneLink, call 1.800.533.3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?

      |X| Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven (7) day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within thirty (30) days of changing the address on an account.

      |X| Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

Checkwriting. To write checks against your Fund account, request that privilege on your account Application, or contact the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1.800.525.7048 to request checkwriting for an account in this Fund with the same registration as the other account. See the Statement of Additional Information for terms and conditions applicable to checkwriting.

      |X| Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Fund's custodian bank.
      |X| Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
      |X| Checks must be written for at least $100.
      |X| Checks cannot be paid if they are written for more than your account value. Remember: your shares fluctuate in value and you should not write a check close to the total account value.
      |X| You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior ten
(10) days.
      |X| Don't use your checks if you changed your Fund account number,  until
      you receive new       checks.

Can You Sell Shares Through Your Dealer? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

How Do Contingent Deferred Sales Charges Affect Redemptions? If you purchase shares subject to a Class A, Class B or Class C contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares you own, the contingent deferred sales charge will be deducted from redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the Statement of Additional Information) and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.

      A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:
      |X| the amount of your account value represented by an increase in net asset value over the initial purchase price, |X| shares purchased by the reinvestment of dividends or capital gains distributions, or |X| shares redeemed in the special circumstances described in Appendix C to the Statement of Additional Information. To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
(1)   shares   acquired  by   reinvestment   of  dividends  and  capital  gains
        distributions,
(2) shares held the holding period that applies to the class, and (3) shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of the Fund can be purchased by exchange of shares of other Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
      |X|       Shares of the fund  selected for exchange must be available for sale in your state of residence.
      |X|       The   prospectuses  of  both  funds  must  offer  the  exchange
privilege.
      |X| You must hold the shares you buy when you establish your account for at least seven (7) days before you can exchange them. After the account is open seven (7) days, you can exchange shares every regular business day.
      |X|       You must meet the minimum  purchase  requirements  for the fund whose shares you purchase by exchange.
      |X|       Before  exchanging  into a fund,  you must  obtain and read its prospectus.

      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

        You can find a list of Oppenheimer funds currently available for exchange in the Statement of Additional Information or obtain one by calling a service representative at 1.800.525.7048. That list can change from time to time.

How Do You Submit Exchange Requests? Exchanges may be requested in writing or by telephone:

      |X| Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificate with the request.

      |X| Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1.800.852.8457, or by using PhoneLink for automated exchanges by calling 1.800.533.3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

Are There Limitations on Exchanges? There are certain exchange policies you should be aware of:
      |X| Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven (7) days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of multiple exchange requests from a "market timer" might require the Fund to sell securities at a disadvantageous time and/or price.
      |X| Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that it believes will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
      |X| The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.
      |X| If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

      More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.

      |X| The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

      |X| Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

      |X| The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

      |X| Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

      |X| Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

      |X| The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.

      |X| Payment for redeemed shares ordinarily is made in cash. It is forwarded by check or through AccountLink (as elected by the shareholder) within seven (7) days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three (3) business days after redemption.

      |X| The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as ten (10) days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

      |X| Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

      |X| Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.

      |X| "Backup Withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

      |X| To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

      If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.525.7048. You may also notify the Transfer Agent in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net investment income each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees. Daily dividends will not be declared or paid on newly purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

      The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders. Dividends and distributions paid on Class A shares will generally be higher than for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or distributions.

Capital Gains. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

What Are Your Choices for Receiving Distributions? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four (4) options:

      |X| Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.

      |X| Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink.

      |X| Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.

      |X| Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another Oppenheimer fund account you have established.

Taxes. Dividends paid from net investment income earned by the Fund on municipal securities will be excludable from gross income for federal personal income tax purposes. A portion of a dividend that is derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the federal alternative minimum tax. If the Fund earns interest on taxable investments, any dividends derived from those earnings will be taxable as ordinary income to shareholders.

      Dividends paid by the Fund from interest on Pennsylvania municipal securities will be exempt from Pennsylvania personal income taxes, and for Philadelphia residents, from the investment income tax of the School District of Philadelphia. Dividends paid from income from municipal securities of issuers outside Pennsylvania will normally be subject to Pennsylvania individual income taxes.

      Shares of the Fund will be exempt from Pennsylvania county personal property taxes to the extent that the Fund's portfolio securities consist of Pennsylvania municipal securities on the annual assessment date.

      Dividends and capital gains distributions may be subject to state or local taxes. Long-term capital gains are taxable as long-term capital gains for federal income tax purposes when distributed to shareholders. It does not matter how long you have held your shares. Dividends paid from short-term capital gains are taxable as ordinary income for federal income tax purposes. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income.

      Shareholders should consult their tax advisors regarding the state and local tax consequences and the conversion of Class B shares to Class A shares, or any other conversion or exchange of shares.


      |X| Remember There May be Taxes on Transactions. Even though the Fund seeks to distribute tax-exempt income to shareholders, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

      |X| Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to
shareholders.   If  that  occurs,   it  will  be   identified   in  notices  to
shareholders.

      This information is only a summary of certain federal income and Pennsylvania tax information about your investment. You should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

     The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past six (6) fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS

                                                                                                             Year       Year
                                                                                                            Ended      Ended
                                                                                                         July 31,   Dec. 31,
 Class A                                                 2000         1999         1998        1997       1996(1)       1995
============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $12.08       $12.42       $12.45      $12.01        $12.36     $11.19
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .67          .63          .61         .70           .40        .68
 Net realized and unrealized gain (loss)                 (.81)        (.37)          --         .43          (.35)      1.18
                                                       ---------------------------------------------------------------------
 Total income (loss) from investment operations          (.14)         .26          .61        1.13           .05       1.86
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 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.66)        (.60)        (.64)       (.69)         (.40)      (.67)
 Dividends in excess of net investment income              --           --           --          --            --       (.02)
                                                       ---------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.66)        (.60)        (.64)       (.69)         (.40)      (.69)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $11.28       $12.08       $12.42      $12.45        $12.01     $12.36
                                                       =====================================================================

============================================================================================================================
 Total Return, at Net Asset Value(2)                    (1.00)%       2.01%        4.99%       9.68%         0.44%     16.94%

============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)             $64,336      $72,794      $68,720     $68,280       $64,391    $66,483
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $67,252      $71,835      $69,202     $65,710       $64,997    $64,901
----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                   5.93%        5.03%        4.82%       5.79%         5.71%      5.68%
 Expenses                                                1.10%        0.95%        1.00%(4)    0.93%(4)      1.03%(4)   1.02%(4)
 Expenses, net of indirect expenses and
 waiver of expenses                                      1.06%        0.90%        0.93%       0.90%          N/A        N/A
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   98%          37%          35%         22%            6%        31%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.


                                                                                                             Year       Year
                                                                                                            Ended      Ended
                                                                                                         July 31,   Dec. 31,
 Class B                                                 2000         1999         1998        1997       1996(1)       1995
============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $12.07       $12.42       $12.45      $12.01        $12.36     $11.19
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .58          .53          .52         .61           .35        .59
 Net realized and unrealized gain (loss)                 (.81)        (.38)          --         .42          (.35)      1.17
                                                       ---------------------------------------------------------------------
 Total income (loss) from investment operations          (.23)         .15          .52        1.03            --       1.76
----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.57)        (.50)        (.55)       (.59)         (.35)      (.57)
 Dividends in excess of net investment income              --           --           --          --            --       (.02)
                                                       ---------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.57)        (.50)        (.55)       (.59)         (.35)      (.59)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $11.27       $12.07       $12.42      $12.45        $12.01     $12.36
                                                       =====================================================================

============================================================================================================================
 Total Return, at Net Asset Value(2)                    (1.75)%       1.16%        4.20%       8.86%        (0.01)%    16.06%

============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)             $21,696      $24,206      $22,124     $19,339       $16,005    $14,466
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $21,368      $23,845      $20,969     $17,243       $15,085    $12,183
----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                   5.16%        4.26%        4.10%       5.02%         4.94%      4.89%
 Expenses                                                1.96%        1.80%        1.75%(4)    1.78%(4)      1.89%(4)   1.89%(4)
 Expenses, net of indirect expenses and
 waiver of expenses                                      1.82%        1.65%        1.68%       1.65%         1.79%      1.78%
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   98%          37%          35%         22%            6%        31%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.


                                                                                                             Year       Year
                                                                                                            Ended      Ended
                                                                                                         July 31,   Dec. 31,
 Class C                                                 2000         1999         1998        1997       1996(1)    1995(2)
============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $12.07       $12.41       $12.44      $12.00        $12.36     $11.91
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .57          .53          .51         .60           .34        .21
 Net realized and unrealized gain (loss)                 (.80)        (.37)          --         .43          (.36)       .45
                                                       ---------------------------------------------------------------------
 Total income (loss) from investment operations          (.23)         .16          .51        1.03          (.02)       .66
----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.57)        (.50)        (.54)       (.59)         (.34)      (.21)
 Dividends in excess of net investment income              --           --           --          --            --         --
                                                       ---------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.57)        (.50)        (.54)       (.59)         (.34)      (.21)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $11.27       $12.07       $12.41      $12.44        $12.00     $12.36
                                                       =====================================================================

============================================================================================================================
 Total Return, at Net Asset Value(3)                    (1.75)%       1.25%        4.20%       8.84%        (0.15)%     5.55%

============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)              $6,607       $5,826       $5,198      $2,611          $482       $264
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $5,542       $5,867       $4,063      $1,390          $296       $ 51
----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                   5.16%        4.26%        4.28%       4.99%         4.83%      4.40%
 Expenses                                                1.95%        1.80%        1.76%(5)    1.79%(5)      1.97%(5)   2.07%(5)
 Expenses, net of indirect expenses and
 waiver of expenses                                      1.81%        1.65%        1.67%       1.66%         1.87%      1.96%
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   98%          37%          35%         22%            6%        31%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. 2. For the period from August 29, 1995 (inception of offering) to December 31, 1995. 3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 4. Annualized for periods of less than one full year. 5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

                          Appendix to Prospectus of
                    Oppenheimer Pennsylvania Municipal Fund


      Graphic material included in the Prospectus of Oppenheimer Pennsylvania Municipal Fund: "Annual Total Returns (Class A) (% as of 12/31 each year)":

      A bar chart will be included in the Prospectus of Oppenheimer Pennsylvania Municipal Fund (the "Fund") depicting the annual total returns of a hypothetical $10,000 investment in Class A shares of the Fund for each of the eight most recent calendar years, without deducting sales charges. Set forth below are the relevant data points that will appear on the bar chart:

Calendar              Oppenheimer
Year                  Pennsylvania Municipal Fund
Ended                 Class A Shares

12/31/91               11.49%
12/31/92                 8.04%
12/31/93               13.12%
12/31/94               -7.68%
12/31/95               16.95%
12/31/96                4.35%
12/31/97                8.97%
12/31/98                4.45%
12/31/99               -6.18%

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Information and Services
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For More Information About Oppenheimer Pennsylvania Municipal Fund:


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The following additional information about the Fund is available without charge upon request:
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Statement of Additional Information
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This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).


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Annual and Semi-Annual Reports


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Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


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How to Get More Information:


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You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Fund or your account:
By Telephone:
Call OppenheimerFunds Services toll-free:
1-800-525-7048

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270

On the Internet:
You can send us a request by e-mail or read
or down-load documents on the OppenheimerFunds web site: http://www.oppenheimerfunds.com
You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1-800-942-8090) or the EDGAR database on the SEC's Internet web site at http://www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:

The Fund's SEC File No. is 811-5867
PR0740.001.1100  Printed on recycled paper.

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Oppenheimer Pennsylvania Municipal Fund
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6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048

 Statement of Additional Information dated November 27, 2000


      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 27, 2000. It should be read together with the Prospectus. You can obtain the Prospectus by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents                                                          Page

About the Fund
Additional Information About the Fund's Investment Policies and Risks
    The Fund's Investment Policies.................................
    Municipal Securities...........................................
    Other Investment Techniques and Strategies.....................
    Investment Restrictions........................................
How the Fund is Managed............................................
    Organization and History.......................................
    Trustees and Officers of the Fund..............................
    The Manager ...................................................
Brokerage Policies of the Fund.....................................
Distribution and Service Plans.....................................
Performance of the Fund............................................

About Your Account
How To Buy Shares..................................................
How To Sell Shares.................................................
How to Exchange Shares.............................................
Dividends, Capital Gains and Taxes.................................
Additional Information About the Fund..............................

Financial Information About the Fund
Independent Auditors' Report.......................................
Financial Statements ..............................................
Appendix A: Municipal Bond Ratings..............................A-1
Appendix B: Industry Classifications............................B-1
Appendix C: Special Sales Charge Arrangements and Waivers.......C-1
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ABOUT THE FUND
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Additional Information About the Fund's Investment Policies and Risks

      The investment objective and the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional information is also provided about the strategies the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goals. It may use some of the special investment techniques and strategies at some times or not at all.

      The Fund does not make investments with the objective of seeking capital growth , since that would generally be inconsistent with its goal of seeking tax-exempt income. However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities vary inversely with changes in prevailing interest rates, if interest rates increased after a security is purchased, that security will normally decline in value. Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under "About the Fund's Investments." Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

      |X| Municipal Bonds. We have classified municipal securities having a maturity (when the security is issued) of more than one (1) year as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and "revenue" (including "industrial development") bonds. They may have fixed, variable or floating rates of interest, as described below.

      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is five (5) to ten (10) years from the issuance date. When interest rates decline, if the call provision on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that have a lower rate of return.

           |X| General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

           |X| Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

           Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

           |X| Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

           |X| Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt. However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified
Section 501(c)(3) bonds, and qualified student loan bonds.

      In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the federal alternative minimum tax (discussed below) to which certain taxpayers are subject. The Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax on individuals and corporations. There are no limits on the amount of assets the Fund may invest in private activity securities.

      The Federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

      In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

      To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds. Therefore, the Fund may not be an appropriate investment for entities which are "substantial users" (or persons related to "substantial users") of such exempt facilities. Those entities and persons should consult their tax advisers before purchasing shares of the Fund.

      A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

      |X| Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one (1) year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

      |X| Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

      |X| Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue-sharing programs.

      |X| Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

      |X|   Construction   Loan  Notes.   These  are  sold  to  provide  project
construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.



      |X| Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid" securities. Their purchase by the Fund would be limited as described below in "Illiquid Securities." From time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees.

      Those guidelines require the Manager to evaluate: |_| the frequency of trades and price quotations for such securities; |_| the number of dealers or other potential buyers willing to purchase or sell such securities; |_| the availability of market-makers; and |_| the nature of the trades for such securities.

      Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default. The Commonwealth of Pennsylvania is not required by law to appropriate or otherwise provide moneys from which the lease payments are to be made.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund. While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

      |X| Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Services ("S&P") and Fitch, Inc. ("Fitch") represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

           Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade, securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund's policy of preservation of capital, the Fund limits its investments in lower quality securities.

      Subsequent to its purchase by the Fund, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, S&P, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

      The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

      The rating definitions of Moody's, S&P and Fitch for municipal securities are contained in Appendix A to this Statement of Additional Information. The Fund can purchase securities that are unrated by nationally recognized rating organizations. The Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

Special Risks of Investing Primarily in Pennsylvania Municipal Securities. Because the Fund focuses its investments primarily on Pennsylvania municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the fiscal stability of the Commonwealth of Pennsylvania and its municipalities, authorities and other instrumentalities that issue securities in which the Fund invests, including political developments, economic problems and legislation. Many different social, environmental and economic factors may affect the financial condition of Pennsylvania and its political subdivisions. From time to time Pennsylvania and certain of its political subdivisions have encountered financial difficulties that have adversely affected their respective credit standings. Other factors that may negatively effect economic conditions in Pennsylvania include adverse changes in employment rates, federal revenue sharing or laws with respect to tax-exempt financing.

      It is not possible to predict the future impact of the political developments, economic problems and legislation on the long-term ability of the Commonwealth of Pennsylvania or Pennsylvania municipal issuers to pay interest or repay principal on their obligations. The information below about these conditions is only a brief summary, based upon information the Fund has drawn from sources that it believes are reliable, including official statements relating to securities offerings of Pennsylvania issuers. The information below is general in nature and does not provide information about financial condition of the state or specific issuers in whose securities the Fund may invest, or the risks of those specific investments.

      |X| The Effect of General Economic Conditions in the State. The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established yet growing state with a diversified economy. It is the headquarters for many major corporations. Pennsylvania had historically been identified as a heavy industry state. That reputation has changed over the last thirty (30) years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified industrial base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions. Pennsylvania's 5.5 million-person work force ranks as the sixth largest labor pool in the nation.

      The Commonwealth uses the fund method of accounting. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service and all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

      The five (5) year period ending with fiscal 1999 was a time of economic growth with modest rates of growth at the beginning of the period and larger increases during the most recent years. Throughout the period, inflation remained relatively low, helping to restrain expenditure growth. Favorable economic conditions helped total revenues and other sources rise at an average annual rate of 5.8% (6% on a "GAAP" basis) during the five (5) year period. Taxes increased at an average annual rate of 4.3% (4.2% on a "GAAP" basis) during the period. Expenditures and other uses during the fiscal 1995 through fiscal 1999 period rose at a 4.8% (5% on a "GAAP" basis) average annual rate.

      The 1999 fiscal year ended with an unappropriated surplus (prior to the transfer to the Tax Stabilization Reserve Fund) of $702.9 million, an increase of $214.2 million from June 30, 1998. Transfers to the Tax Stabilization Reserve Fund total $255.4 million for fiscal year 1999 consisting of $105.4 million representing the statutory 15% of the fiscal year-end unappropriated surplus and an additional $150 million from the unappropriated surplus authorized by the General Assembly. The $447.5 million balance of the unappropriated surplus was carried over to fiscal year 2000. The higher unappropriated surplus was generated by tax revenues that were $712.0 million (3.9%) above estimate (after tax reductions enacted with the 1999 fiscal year budget that were estimated to be $241.0 million) and $61.0 million of non-tax revenue (18.4%) above estimate. Higher than anticipated appropriation lapses also contributed to the higher surplus. A portion of the higher revenues and appropriation lapses were used for supplemental fiscal 1999 appropriations totaling $357.8 million.

      Appropriations enacted for fiscal 1999 when the budget was originally adopted were 4.1% ($713.2 million) above the appropriations enacted for fiscal 1998 (including supplemental appropriations).

      For GAAP purposes, assets increased $1,024 million in fiscal 1999 and liabilities rose $119.5 million. The increase in assets over liabilities for fiscal 1999 caused the fund balance as of June 30, 1999 to increase by $904.5 million over the fund balance as of June 30, 1998. The total fund balance as of June 30, 1999 was $2,863.4, the largest fund balance since audited GAAP reporting was instituted in 1984.

      The fiscal 2000 year ended with an unappropriate surplus of $610.5 million, an increase of $163 million from June 30, 2000. Transfers to the Tax Stabilization Reserve Fund totaled $131 million. Revenues for fiscal 2000 (including prior year lapses) totaled $19.4 billion. Appropriations for the year (net of current year lapses) totaled $19.3 billion. Audited statement for fiscal 2000 are not yet available.

      The fiscal 2001 enacted budget for the General Fund authorizes $19,911 million of spending from estimated revenues of $19,315 million. The budget includes $775 million of tax reductions to help working families and to stimulate job creation and retention. The estimate in the enacted budget for Commonwealth revenues to be received during fiscal year 2001 is based upon a economic forecast for real gross domestic product to grow at a 3.7 percent rate from the second quarter of 2000 to the second quarter of 2001. This rate of growth of real gross domestic product represents an expected slow-down in national economic growth compared to the rate of growth in fiscal 2000. The more modest economic growth rate is anticipated to be a response to a slower rate of consumer spending to a level consistent with personal income gains and by smaller increases in business investment as interest rates rise and profit gains are weak. The expected slower economic growth is not expected to cause an appreciable increase in the unemployment rate during the fiscal year. Inflation is expected to remain quite moderate during the period. Trends for the Pennsylvania economy are expected to maintain their current close association with national economic trends. Personal income growth is anticipated to remain slightly below that of the U.S., while the Pennsylvania unemployment rate is anticipated to be very close to the national rate.

      According to a Pennsylvania Department of Revenue News Release dated October 31, 2000, the state collected $1.4 billion in General Fund Revenues in October 2000, which is $44.1 million, or 3%, less than anticipated. Fiscal year-to-date General Fund collections total $6 billion which is $51.8 million, or 0.9% above estimate.

      The current constitutional provisions relating to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenue of the preceding five (5) fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Outstanding general obligation debt totaled $5,014.4 million at June 30, 2000.

      Other state-related obligations include "moral obligations." Moral obligation indebtedness may be issued by the Pennsylvania Housing Financing Agency, a state-created agency which provides financing for housing for lower and moderate income families, and the Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded.

      The Commonwealth, through several of its departments and agencies, leases various real property and equipment. Some leases and their respective lease payments are, with the Commonwealth's approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state.

      In addition, certain Commonwealth-created organizations had statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by the assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth operating appropriations. The Commonwealth also maintains pension plans covering state employees, public school employees and employees of certain state-related organizations.

      Pennsylvania's average annual unemployment rate was equivalent to the national average throughout the 1990's. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 7.0% in 1991 and 7.6% in 1992. The resumption of faster economic growth resulted in an annual decrease in the Commonwealth's unemployment rate to 4.3% in 1999. From 1994 through 1998, Pennsylvania's annual average unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States. According to a Department of Labor and Industry News Release dated September 15, 2000, Pennsylvania's unemployment rate was unchanged at 4% in August 2000. Nationally the unemployment rate rose to 4.1% in August 2000.

      As of October 15, 2000, Pennsylvania general obligation bonds were rated AA by S&P, Aa2 by Moody's and AA by Fitch. Those ratings are subject to change.

      |X| Local Tax Considerations. Pennsylvania municipalities and school districts are, with certain limitations, authorized to impose a variety of taxes. The real estate tax is the only tax authorized by law to be levied by all classes of local government in the state. Thus, property owners generally pay real estate taxes to three independent authorities - the county, the municipality and the school district.

      The Local Tax Enabling Act, applicable to almost all political subdivisions in Pennsylvania, gives local governments (other than counties) and school districts in Pennsylvania a broad range of non-real estate tax sources. The taxes commonly in use include the earned income or wage tax, per capita taxes, occupation taxes, occupational privilege taxes, real estate transfer taxes, amusement and admission taxes and business gross receipts taxes (although the authority of political subdivisions to impose new business gross receipts taxes is limited). Counties are also permitted to impose intangible personal property taxes (although the constitutional validity of such taxes is presently the subject of litigation and no counties presently impose such taxes).

      In addition, the City and School District of Philadelphia have separate taxing authority to impose a variety of business taxes, wage taxes, income and other various taxes.

      There is various litigation pending against the Commonwealth, its officers and employees. An adverse decision in one or more of these cases could materially affect the Commonwealth's governmental operations.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

      Portfolio Turnover. The Fund may engage in some short-term trading to seek its objective. Portfolio turnover can increase the Fund's transaction costs (and reduce its performance). However, in most cases the Fund does not pay brokerage commissions on debt securities it trades, so active trading is not expected to increase Fund expenses greatly. While securities trading can cause the Fund to realize gains that are distributed to shareholders as taxable distributions.

      |X| Floating Rate and Variable Rate Obligations. Variable rate demand obligations have a demand feature that allows the Fund to tender the obligation to the issuer or a third party to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligation.

      The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as a bank's prime rate, the ninety-one (91) day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.
      The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one (1) year and upon no more than thirty (30) days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder. Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven (7) days are subject to the Fund's limitations on investments in illiquid securities.

      |X| Inverse Floaters and Other Derivative Investments. Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax exempt interest rates. As long as the municipal yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. The Fund will invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock option."

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative investment. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      |X| "When-Issued" and "Delayed Delivery" Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" (or "forward commitment") basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six (6) months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six (6) months and possibly as long as two
(2) years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the
opportunity   to  obtain  the  security  at  a  price  and  yield  it  considers advantageous.

      When the Fund engages in when-issued and delayed delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.
      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify on its books at least equal to the value of purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

      |X| Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X| Puts and Standby Commitments. When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

      |X| Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities.

      In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Fund's Board of Trustees from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one (1) to five (5) days of the purchase. Repurchase agreements having a maturity beyond seven (7) days are subject to the Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven
(7) days or less.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation.

      The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

      |X| Illiquid and Restricted Securities. The Fund has percentage limitations that apply to purchases of illiquid and restricted securities, as stated in the Prospectus. The Manager monitors holdings of illiquid and restricted securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X| Borrowing for Leverage. The Fund has the ability to borrow from banks on an unsecured basis in amounts limited (as a fundamental policy) to a maximum of 10% of its total assets, to invest the borrowed funds in portfolio securities. This technique is known as "leverage." The Fund may borrow only from banks for investment purposes and extraordinary or emergency purposes, and may borrow from affiliated investment companies only for extraordinary or emergency purposes subject to obtaining all required authorizations and regulatory approvals. As a fundamental policy, borrowings can be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund is required to reduce its bank debt within three (3) days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. The interest on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

      |X| Loans of Portfolio Securities. To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. These loans are limited to not more than 25% of the value of the Fund's total assets. There are risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities that will exceed 5% of the value of the Fund's total assets in the coming year. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

      The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower. The Fund may pay reasonable finder's, administrative or other fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five (5) days' notice or in time to vote on any important matter.

      |X| Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund could:
      |_| sell interest rate futures or municipal bond index futures, |_| buy puts on such futures or securities, or |_| write covered calls on securities, interest rate futures or municipal bond index futures. The Fund can also write covered calls on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

      The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund will normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Fund could:
      |_| buy interest rate futures or municipal bond index futures, or |_| buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

      |X| Futures. The Fund may buy and sell futures contracts relating to debt securities (these are called "interest rate futures") and municipal bond indices (these are referred to as "municipal bond index futures").

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

      A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

      No money is paid by or received by the Fund on the purchase or sale of a futures contract. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the Future for tax purposes. Although Interest Rate Futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

      The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

      Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

      |X| Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). These strategies are described below.

      |X| Writing  Covered  Call  Options.  The Fund may write (that is,  sell)
call   options.   The   Fund's   call   writing  is  subject  to  a  number  of
restrictions:
(1) After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
(2) Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ, the automated quotation system of The Nasdaq Stock Market, Inc. or traded in the over-the-counter market.
(3) Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium.

      The Fund's custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker. The Securities and Exchange Commission is evaluating whether OTC options should be considered liquid securities. The procedure described above could be affected by the outcome of that evaluation.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

      The Fund may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets identified on the Fund's books. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

      |_| Purchasing Calls and Puts. The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It may also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

      When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not either exercised or sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

      Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

      The Fund may buy only those puts that relate to securities that the Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures). The Fund may not sell puts other than puts it has previously purchased.


      When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

      |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.

      The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund may pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible for example, that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of debt securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.


      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      The Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market may decline. If the Fund then concludes not to invest in such securities because of concerns that there may be further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

      An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised.

      |_| Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund can enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

       |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions established by the Commodity Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule
4.5 adopted by the CFTC. That Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related options premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on futures positions solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the investments underlying the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.

      |X| Temporary Defensive Investments. The securities the Fund may invest in for temporary defensive purposes include the following:
         |_|   short-term municipal securities;
         |_| obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; |_| corporate debt securities rated within the three highest grades by a nationally recognized rating agency; |_| commercial paper rated "A-1" by S&P, or a comparable rating by another nationally recognized rating agency; and |_| certificates of deposit of domestic banks with assets of $1 billion or more.

      |X| Taxable Investments. While the Fund can invest up to 20% of its total assets in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the Fund would not be able to meet its objective of providing tax exempt income to its shareholders. Taxable investments include, for example, hedging instruments, repurchase agreements, and the types of securities it would buy for temporary defensive purposes.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:
      |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or |_| more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      |X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

      |_| The Fund cannot concentrate its investments to the extent of 25% of its total assets in any industry. However, there is no limitation as to the Fund's investments in municipal securities in general or in Pennsylvania municipal securities, or in obligations issued by the U.S. Government and its agencies or instrumentalities.

      |_| The Fund cannot invest in real estate. This restriction shall not prevent the Fund from investing in municipal securities or other permitted securities that are secured by real estate or interests in real estate.

      |_| The Fund cannot make loans except (a) by lending portfolio securities,
(b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through repurchase agreements, and (d) through an interfund lending program with other affiliated funds. No such loan may be made through interfund lending if, as a result, the aggregate of those loans would exceed 33 1/3% of the value of the Fund's total assets (taken at market value at the time the loan is made).

      |_| The Fund cannot borrow money or securities for any purposes, except that (a) borrowing up to 10% of the Fund's total assets from banks and/or affiliated investment companies as a temporary measure for extraordinary or emergency purposes and (b) borrowing up to 5% of the Fund's total assets from banks for investment purposes, is permitted.

      |_| The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

      |_| The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

      Unless the Prospectus or Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      |X|  Does The  Fund  Have  Other  Restrictions  That Are Not  Fundamental
Policies?

      The Fund has several additional restrictions on its investment policies that are not fundamental, which means that they can be changed by the Board of Trustees, without obtaining shareholder approval:

      |_| The Fund cannot invest in securities or other investments other than municipal securities, the temporary investments described in its Prospectus, repurchase agreements, covered calls, private activity municipal securities and hedging instruments described in "About the Fund" in the Prospectus or this Statement of Additional Information.

      |_| The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign its assets to secure a debt. However, the use of escrow or other collateral arrangements in connection with the Fund's policy on borrowing and hedging instruments is permitted.

      |_| The Fund cannot purchase securities other than hedging instruments on margin. However, the Fund may obtain short-term credits that may be necessary for the clearance of purchases and sales of securities.

      |_| The Fund cannot sell securities short.

      |_| The Fund cannot buy or sell futures contracts other than interest rate futures and municipal bond index futures.

      |_| The Fund will not invest more than 10% of its net assets in securities which are restricted as to disposition under the federal securities laws, except that the Fund may purchase without regard to this limitation restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Non-Diversification of the Fund's Investments. The Fund is a series of a trust that is "non-diversified," as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that the Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

      Being non-diversified poses additional investment risks, because if the Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. By qualifying, it does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

      The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. To implement its policy not to concentrate its investments, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. Those industry classifications are not a fundamental policy.

      In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. Although this application of the concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval. The Manager has no present intention of investing more than 25% of the Fund's total assets in securities paying interest from revenues of similar type projects or in industrial development bonds. This is not a fundamental policy and therefore could be changed without shareholder approval. However, if that change were made, the Prospectus or this Statement of Additional Information would be supplemented to reflect the change.

How the Fund Is Managed

Organization and History. The Fund was originally organized in 1989 as a Massachusetts business trust having one series, the Fund. In 1993 it was reorganized to be a multi-series business trust (now called Oppenheimer Multi-State Municipal Trust). The Fund became a separate series of that Trust. The Trust is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. Each of the three
(3) series of the Trust is a separate fund that issues its own shares, has its own investment portfolio, and has its own assets and liabilities.

      The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      |X| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. Each class of shares:

      o has its own dividends and distributions,
      o pays certain expenses which may be different for the different classes,
      o may have a different net asset value,
o may have separate voting rights on matters in which the interests of one class are different from the interests of another class, and
      o votes as a class on matters that affect that class alone.

      All classes invest in the same investment portfolio. Shares are freely transferable. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      The Trustees are authorized to create new series and classes of shares. The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.



      |X| Meetings of Shareholders. As a series of a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least ten (10) shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six (6) months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

      |X| Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the trust of which the Fund is a series) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. The contract further states that the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations and occupations during the past five (5) years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Trustees are Trustees or Directors of the following New York-based Oppenheimer funds1:





Oppenheimer California Municipal Fund Oppenheimer Large Cap Growth Fund Oppenheimer Capital Appreciation Fund Oppenheimer Capital Preservation Fund Oppenheimer Money Market Fund, Inc. Oppenheimer Developing Markets Oppenheimer Multiple Strategies Fund Fund Oppenheimer Discovery Fund Oppenheimer Multi-Sector Income Oppenheimer Emerging Growth Fund Trust Oppenheimer Emerging Oppenheimer Multi-State Municipal Technologies Fund Trust Oppenheimer Enterprise Fund Oppenheimer Municipal Bond Fund Oppenheimer Europe Fund Oppenheimer New York Municipal Fund Oppenheimer Global Fund Oppenheimer Series Fund, Inc. Oppenheimer Global Growth & Income Fund Oppenheimer U.S. Government Trust Oppenheimer Gold & Special Minerals Fund Oppenheimer Trinity Core Fund Oppenheimer Growth Fund Oppenheimer Trinity Growth Fund Oppenheimer
International Growth Fund Oppenheimer Trinity Value Fund Oppenheimer International Small Company Fund Oppenheimer World Bond Fund



      Ms. Macaskill and Messrs. Spiro, Donohue, Zack, Wixted, Bishop and Farrar respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of November 15, 2000, the Trustees and Officers of the Fund as a group owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. Ms. Macaskill and Mr. Donohue are trustees of that plan.

Leon Levy, Chairman of the Board of Trustees, Age: 75.
280 Park Avenue, New York, NY 10017
General  Partner of Odyssey  Partners,  L.P.  (investment  partnership)  (since
1982) and Chairman of Avatar Holdings, Inc. (real estate development).

Donald W. Spiro, Vice Chairman of the Board of Trustees, Age: 74. 399 Ski Trail, Smoke Rise, New Jersey 07405 Formerly he held the following positions: Chairman Emeritus (August 1991 August 1999), Chairman (November 1987 - January 1991) and a director (January 1969 - August 1999) of the Manager; President and Director of OppenheimerFunds Distributor, Inc., a subsidiary of the Manager and the Fund's Distributor (July 1978 - January 1992).

Bridget A. Macaskill*, President and Trustee; Age: 52.
Two World Trade Center, New York, New York 10048-0203
Chairman (since August 2000), Chief Executive Officer (since September 1995) and a director (since December 1994) of the Manager; President (since September
1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President, Chief Executive Officer and a director (since March 2000) of OFI Private Investments, Inc., an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September

1995),  transfer agent  subsidiaries of the Manager;  President (since September
1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; a director of HarbourView Asset Management Corporation (since July 1991) and of Oppenheimer Real Asset Management, Inc. (since July 1996), investment adviser subsidiaries of the Manager; a director (since April 2000) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director of Prudential Corporation plc (a U.K. financial service company); President and a trustee of other Oppenheimer funds; formerly President of the Manager (June 1991 - August 2000).

Robert G. Galli, Trustee, Age: 67.
19750 Beach Road, Jupiter, FL 33469
A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman (October 1995 - December 1997) and Executive Vice
President (December 1977 - October 1995) of the Manager; Executive Vice President and a director (April 1986 - October 1995) of
HarbourView Asset Management Corporation.

Phillip A. Griffiths, Trustee, Age: 62.
97 Olden Lane, Princeton, N. J. 08540
The Director of the Institute for Advanced Study, Princeton, N.J. (since 1991) and a member of the National Academy of Sciences (since 1979); formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of Mathematics at Duke University, a director of Research Triangle Institute, Raleigh, N.C., and a Professor of Mathematics at Harvard University.

Benjamin Lipstein, Trustee, Age: 77.
591 Breezy Hill Road, Hillsdale, N.Y. 12529
Professor   Emeritus  of   Marketing,   Stern   Graduate   School  of  Business
Administration, New York University.

Elizabeth B. Moynihan, Trustee, Age: 71.
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institute), Executive Committee of Board of Trustees of the National Building Museum; a member of the Trustees Council, Preservation League of New York State.

Kenneth A. Randall, Trustee, Age: 73.
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), and Prime Retail, Inc. (real estate investment trust); formerly President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.


Edward V. Regan, Trustee, Age: 70.
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College; a director of RBAsset (real estate manager); a director of OffitBank; Trustee, Financial Accounting Foundation (FASB and GASB); President, Baruch College of the City University of New York; formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee, Age: 68.
8 Sound Shore Drive, Greenwich, Connecticut 06830
Chairman of The Directorship Search Group, Inc. (corporate governance consulting and executive recruiting); a director of Professional Staff Limited (a U.K. temporary staffing company); a life trustee of International House (non-profit educational organization), and a trustee of the Greenwich Historical Society.

Clayton K. Yeutter, Trustee, Age: 69.
10475 E. Laurel Lane, Scottsdale, Arizona 85259
Of Counsel, Hogan & Hartson (a Washington, D.C. law firm). Other directorships: Allied Zurich Pl.c; ConAgra, Inc.; FMC Corporation; Farmers Group Inc.; Oppenheimer Funds; Texas Instruments Incorporated; Weyerhaeuser Co. and Zurich Allied AG.

Andrew J. Donohue, Secretary Age: 50.
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a director (since September 1995) of the Manager; Executive Vice President (since September 1993) and a director (since January 1992) of OppenheimerFunds Distributor, Inc.; Executive Vice President, General Counsel and a director (since September 1995) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000), and of PIMCO Trust Company (since May 2000); President and a director of Centennial Asset Management Corporation (since September 1995) and of Oppenheimer Real Asset Management, Inc. (since July 1996); Vice President and a director (since September 1997) of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc; a director (since April 2000) of OppenheimerFunds Legacy Program; General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds.

Brian W. Wixted,  Treasurer and Chief  Financial and Accounting  Officer,  Age:
41.
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since March 1999) of HarbourView Asset Management Corporation, Shareholder
Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000) and of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since May 2000); Treasurer and Chief Financial Officer (since May 2000) of PIMCO Trust Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and of Centennial Asset Management Corporation; an officer of other Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991
- March 1995).

Robert G. Zack, Assistant Secretary, Age: 52.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager; Assistant Secretary of Shareholder Services, Inc. (since May 1985), Shareholder Financial Services, Inc. (since November 1989); OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer, Age: 41.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996) and a Fund
Controller of the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 35.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer Funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller of the Manager.

Ronald H. Fielding, Vice President and Portfolio Manager, Age: 51. 350 Linden Oaks, Rochester, NY 14625 Senior Vice President (since January 1996) of the Manager; Chairman of the Rochester Division of the Manager (since January 1996); an officer and portfolio manager of other Oppenheimer funds; prior to joining the Manager in January 1996, he was President and a director of Rochester Capital Advisors, Inc. (1993 - 1995), the Fund's prior investment advisor, and of Rochester Fund Services, Inc. (1986 - 1995), the Fund's prior distributor; President and a trustee of Limited Term New York Municipal Fund (1991 - 1995), Oppenheimer Convertible Securities Fund (1986 - 1995) and Rochester Fund Municipals (1986 - 1995); President and a director of Rochester Tax Managed Fund, Inc. (1982 - 1995) and of Fielding Management Company, Inc. (1982 - 1995), an investment advisor.

Anthony A. Tanner, Portfolio Manager, Age: 39.
350 Linden Oaks, Rochester, NY 14625
Vice President of the Rochester Division of the Manager (since January 1996); assistant portfolio manager of other Oppenheimer funds; formerly Vice President of Research of Rochester Capital Advisors, Inc. and Fielding
Management Company, Inc. (1991 - December 1995).


      |X| Remuneration of Trustees. The officers of the Fund and certain Trustees of the Fund (Ms. Macaskill and Mr. Spiro) who are affiliated with the Manager receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended July 31, 2000. The compensation from all of the New York-based Oppenheimer funds (including the Fund) was received as a director, trustee or member of a committee of the boards of those funds during the calendar year 1999.

----------------------------------------------------------------------
                                                     Total
                                      Retirement     Compensation
                                      Benefits       from all
                      Aggregate       Accrued        New York-Based
                      Compensation    as Fund        Oppenheimer
Name and Position     from Fund1      Expenses       Funds (29
                                                     Funds)2
----------------------------------------------------------------------
----------------------------------------------------------------------
Leon Levy             $6,762          $3,791         $166,700
Chairman
----------------------------------------------------------------------
----------------------------------------------------------------------
Robert G. Galli 3     $1,491          None           $177,715
Study Committee
Member
----------------------------------------------------------------------
----------------------------------------------------------------------
Philip Griffiths4     $631            None           $5,125
----------------------------------------------------------------------
----------------------------------------------------------------------
Benjamin Lipstein     $6,268          $3,699         $144,100
Study Committee
Chairman,
Audit Committee
Member
----------------------------------------------------------------------
----------------------------------------------------------------------
Elizabeth B. Moynihan $2,987          $1,178         $101,500
Study Committee
Member
----------------------------------------------------------------------
----------------------------------------------------------------------
Kenneth A. Randall    $3,861          $2,220         $93,100
Audit Committee
Member
----------------------------------------------------------------------
----------------------------------------------------------------------
Edward V. Regan       $1,642          None           $92,100
Proxy Committee
Chairman, Audit
Committee Member
----------------------------------------------------------------------
----------------------------------------------------------------------
Russell S. Reynolds,  $1,962          $734           $68,900
Jr.
Proxy Committee
Member
----------------------------------------------------------------------
----------------------------------------------------------------------
Pauline Trigere       $673            None           $10,250

----------------------------------------------------------------------
----------------------------------------------------------------------
Clayton K. Yeutter    $1,086          None           $51,675
Proxy Committee
Member
----------------------------------------------------------------------
------------------
1 Aggregate compensation includes fees, deferred compensation, if any, and retirement plan benefits accrued for a Director.
2 For the 1999 calendar year.
3 Calendar year 1999 include compensation received from the Oppenheimer New York, Quest and Rochester funds. 4 Includes $631 deferred under Deferred
Compensation Plan described below. 5 Includes $217 deferred under Deferred Compensation Plan described below.

      |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five (5) years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the New York-based Oppenheimer funds for at least fifteen (15) years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

      |X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

      |X| Major Shareholders. As of October 10, 2000, the only persons who owned of record or who were known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares were:

      Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E., 3rd Floor, Jacksonville, Florida 32246, which owned 129,898.958 Class B shares (representing approximately 6.26% of the Fund's then-outstanding Class B shares), for the benefit of its customers, and owned 46,616,380 Class C shares (representing approximately 7.44% of the Fund's then-outstanding Class C shares), for the benefit of its customers.

      PaineWebber, 1604 Fieldstone Lane, Sewickley, Pennsylvania 15143, which owned 79,522.868 Class C shares (representing approximately 12.69% of the Fund's then-outstanding Class C shares), for the benefit of Louis A. Raimond and Jean Anne Raimond JT WROS.

      PaineWebber, 2500 Gulf Tower, 700 Grant Street, Pittsburgh, Pennsylvania 15219, which owned 41,775.190 Class C shares (representing approximately 6.66% of the Fund's then-outstanding Class C shares), for the benefit of Robert N. Pierce and Joan C.
      Pierce JT WROS.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      |X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1-202-942-8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet web site at http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov., or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

      |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business.

      The portfolio manager of the Fund is employed by the manager and is the person who is principally responsible for the day-to-day management of the Fund's investment portfolio. Other members of the Manager's Fixed-Income Portfolio Team provide the portfolio manager with research and counsel in managing the Fund's investments.

      That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to disinterested Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three (3) fiscal years are listed below.





----------------------------------------------------------------------
                                               Management Fee Paid to
      Fiscal Year           Management Fee     OppenheimerFunds, Inc.
      Ending 7/31         (Without Voluntary         (after waiver)
                               Waiver)
----------------------------------------------------------------------
----------------------------------------------------------------------
1998                    $565,307               $537,042
$109,426
----------------------------------------------------------------------
----------------------------------------------------------------------
1999                    $609,168               $578,710
$230,723
----------------------------------------------------------------------
----------------------------------------------------------------------
2000                    $565,820               $515,101
----------------------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of any investment of the Fund assets made with due care and in good faith. The agreement permits the Manager to act as investment adviser for any other person, firm or corporation. The Manager can use the name "Oppenheimer" in connection with other investment companies for which it or an affiliate is the investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager can withdraw its permission to the Fund to use the name "Oppenheimer" as part of its name.


Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund. The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions. Under the agreement, the Manager may employ those broker-dealers (including "affiliated" brokers, as that term is defined in the Investment Company Act) that, in the Manager's best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions. "Best execution" refers to prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, the Manager may select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The concessions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the concession is fair and reasonable in relation to the services provided. Subject to those other considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally the Manager's portfolio traders allocate brokerage upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price.

      The Fund seeks to obtain prompt execution of orders at the most favorable net prices. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates. Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received by the Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Trustees has permitted the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing research services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

      The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is discussed in the table below:

 -------------------------------------------------------------------


         Aggregate   Class A    Concessions  ConcessionsConcessions
 Fiscal  Front-End   Front-End  on Class A   on Class   on Class C
 Year    Sales       Sales      Shares       B Shares   Shares
 Ended   Charges on  Charges    Advanced by  Advanced   Advanced
 7/31:   Class A     Retained   Distributor1 by         by
         Shares      by                      DistributorDistributor1
                     Distributor*
 -------------------------------------------------------------------
 -------------------------------------------------------------------
  1998    $250,587    $48,212     $ 7,000     $205,688    $24,690
 -------------------------------------------------------------------
 -------------------------------------------------------------------
  1999    $242,377    $53,861     $25,160     $259,090    $20,197
 -------------------------------------------------------------------
 -------------------------------------------------------------------
  2000    $281,206    $53,378      $8,876     $250,985    $30,866
 -------------------------------------------------------------------
1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.
* Includes amounts retained by a broker-dealer that is an affiliate or a parent of the distributor.

 -------------------------------------------------------------------

            Class A           Class B           Class C Contingent
 Fiscal     Contingent        Contingent        Deferred Sales
 Year       Deferred Sales    Deferred Sales    Charges Retained
 Ended      Charges Retained  Charges Retained  by Distributor
 7/31:      by Distributor    by Distributor
 -------------------------------------------------------------------
 -------------------------------------------------------------------
    2000           N/A             $80,345            $4,406
 -------------------------------------------------------------------

      For additional information about distribution of the Fund's shares, including fees and expenses, please refer to "Distribution and Service Plans."

Distribution and Service Plans. The Fund has adopted a Service Plan for its Class A shares and Distribution and Service Plans for its Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans, the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees, including a mjaority of the Independent Trustees,2 cast in person at a meeting called for the purpose of voting on that plan.

      Under the plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use profits from the advisory fee it receives from the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to plan recipients from their own resources.

      Unless a plan is terminated as described below, the plan continues in effect from year to year, but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under the plan must be approved by shareholders of the class affected by the amendment. Because Class B shares automatically convert into Class A shares after six (6) years, the Fund must obtain the approval of both Class A and Class B shareholders for an amendment to the Class A plan that would materially increase the amount to be paid under the plan. The approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Fund's Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty.

      Each plan states that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This provision does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fees at the maximum rate allowed under the plans and has set no minimum asset amount needed to qualify for payments.

      |_| Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets of Class A shares held in accounts of the service providers or their customers.

      For the fiscal year ended July 31, 2000, payments under the Plan for Class A shares totaled $96,428, all of which was paid by the Distributor to recipients. That included $5,685 paid to an affiliate of the Distributor. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

|_|   Class B and Class C Service and Distribution Plans.

      Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plans during that period. The types of services that recipients provide for the service fee are similar to the services provided under Class A plans described above.

      The Class B and Class C plans permit the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a quarterly basis, without payment in advance. The types of services that recipients provide for the service fee are similar to the services provided under Class A plans described above. The Distributor presently intends to pay recipients the service fee on Class B and Class C shares in advance for the first year the shares are outstanding. After the first year shares are outstanding, the Distributor makes payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for an advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares.

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fees and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:

|_| pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
|_| may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
|_| employs personnel to support distribution of Class B and Class C shares, and |_| bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

      If either the Class B or Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The Class B plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

 --------------------------------------------------------------------
 Distribution  Fees Paid to the Distributor in the Fiscal Year Ended
 7/31/00
 --------------------------------------------------------------------
 --------------------------------------------------------------------
                                        Distributor's Distributor's
                                        Aggregate     Unreimbursed
          Total          Amount         Unreimbursed  Expenses as %
          Payments       Retained by    Expenses      of Net Assets
 Class:   Under Plan     Distributor    Under Plan    of Class
 --------------------------------------------------------------------
 --------------------------------------------------------------------
 Class B  $214,013       $171,009       $801,015          3.69%
 Plan
 --------------------------------------------------------------------
 --------------------------------------------------------------------
 Class C  $55,459        $21,828        $102,309          1.55%
 Plan
 --------------------------------------------------------------------

      All payments under the Class B and Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees to NASD members.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield,"
"tax-equivalent yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance during its most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

      |_| Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
      |_| The Fund's performance returns do not reflect the effect of taxes on distributions.
      |_| An investment in the Fund is not insured by the FDIC or any other government agency.
      |_| The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
      |_| Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

      |_| Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated thirty (30) day period. It is not based on actual distributions paid by the Fund to shareholders in the thirty (30) day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

                         Standardized Yield = 2[(a-b     6
                                                 --- + 1) - 1]
                                                 cd

      The symbols above represent the following factors:
      a =dividends and interest earned during the thirty (30) day period.
      b =expenses accrued for the period (net of any expense assumptions).
      c =the average  daily number of shares of that class  outstanding  during the thirty (30) day period that were entitled to receive dividends.
      d =the maximum  offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular thirty (30) day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a thirty (30) day period occurs at a constant rate for a six (6) month period and is annualized at the end of the six (6) month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any thirty (30) day period.

      |_| Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by twelve (12) (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

           Dividend  Yield  =  dividends  paid  x  12/maximum   offering  price
(payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

      |_| Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated Federal tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

      The tax-equivalent yield is based on a thirty (30) day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your Federal and state taxable income (the net amount subject to Federal and state income tax after deductions and exemptions). The tax-equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply.

----------------------------------------------------------------------

       The Fund's Yields for the 30-Day Periods Ended 7/31/00
----------------------------------------------------------------------
----------------------------------------------------------------------
                                                    Tax-Equivalent
           Standardized Yield    Dividend Yield      Yield (41.29%
                                                       Combined
Class of                                          Federal/Pennsylvania
Shares                                               Tax Bracket)
----------------------------------------------------------------------
----------------------------------------------------------------------
           Without             Without            Without
           Sales     After     Sales     After    Sales     After
           Charge    Sales     Charge    Sales    Charge    Sales
                     Charge              Charge             Charge
----------------------------------------------------------------------
----------------------------------------------------------------------
Class A        5.87%     5.58%     6.07%    5.78%    10.00%     9.50%
----------------------------------------------------------------------
----------------------------------------------------------------------
Class B        5.12%       N/A     5.35%      N/A     8.72%       N/A
----------------------------------------------------------------------
----------------------------------------------------------------------
Class C        5.11%       N/A     5.36%      N/A     8.70%       N/A
----------------------------------------------------------------------

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten (10) years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the one (1) year period.

      |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                                  1/n
                              ERV
                              --- - 1 = Average Annual Total Return
                               P

      |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                              ERV-P
                              ----- = Total Return
                                P

      |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

----------------------------------------------------------------------

       The Fund's Total Returns for the Periods Ended 7/31/00
----------------------------------------------------------------------
----------------------------------------------------------------------
           Cumulative           Average Annual Total Returns
         Total Returns
          (10 years or
         life of class)
Class
of
Shares
----------------------------------------------------------------------
----------------------------------------------------------------------
                                           5-Year         10-Year
                            1-Year       (or life of    (or life of
                                           class)          class)
----------------------------------------------------------------------
----------------------------------------------------------------------
         After   WithoutAfter   WithoutAfter   Without After  Without
         Sales   Sales  Sales   Sales  Sales   Sales   Sales  Sales
         Charge  Charge Charge  Charge Charge  Charge  Charge Charge
----------------------------------------------------------------------
----------------------------------------------------------------------
Class A  67.25%1 75.59%1 -5.71% -1.00%   3.33%   4.34%  5.28%   5.79%
----------------------------------------------------------------------
----------------------------------------------------------------------
Class B  29.19%2 29.19%2 -6.42% -1.75%   3.21%   3.54% 3.60%2  3.60%2
----------------------------------------------------------------------
----------------------------------------------------------------------
Class C  18.90%3 18.90%3 -2.68% -1.75%  3.58%3  3.58%3    N/A     N/A
----------------------------------------------------------------------
1   Inception of Class A: 9/18/89
2   Inception of Class B: 5/3/93
3   Inception of Class C: 8/29/95

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |_| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked by Lipper against all other general municipal debt funds, other than money market funds, and other municipal bond funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |_| Morningstar Ratings and Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., ("Morningstar") an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is included in the municipal bond funds category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's) one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's (or class's) performance below ninety (90) day U.S. Treasury bill returns. Risk and investment return are combined to produce star ratings reflecting performance relative to the other funds in a fund's category. Five stars is the "highest" rating (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star rating is the fund's (or class's) 3-year rating or its combined 3- and 5-year rating (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year rating (weighted 40%, 30% and 30%, respectively), depending on the inception date of the fund (or class). Ratings are subject to change monthly.

      The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Those total return rankings are percentages from one percent to one hundred percent and are not risk adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

      |_| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, the Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's Class A, Class B or Class C shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the Fund's Class A, Class B or Class C returns to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

-------------------------------------------------------------------------------
ABOUT YOUR ACCOUNT
-------------------------------------------------------------------------------

How to Buy Shares

      Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three (3) days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
         |_| Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors,
        |_|current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and

        |_|Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

      |X| The  Oppenheimer  Funds.  The  Oppenheimer  funds  are  those  mutual
funds   for   which   the   Distributor   acts  as  the   distributor   or  the
sub-distributor and currently include the following:

                                    Oppenheimer Main Street  California
Oppenheimer Bond Fund               Municipal Fund
Oppenheimer  Capital   Appreciation Oppenheimer  Main  Street  Growth &
Fund                                Income Fund
Oppenheimer  Capital   Preservation Oppenheimer  Main Street  Small Cap
Fund                                Fund
Oppenheimer   California  Municipal
Fund                                Oppenheimer MidCap Fund
                                    Oppenheimer   Multiple   Strategies
Oppenheimer Champion Income Fund    Fund
Oppenheimer  Convertible Securities
Fund                                Oppenheimer Municipal Bond Fund
Oppenheimer Developing Markets Fund Oppenheimer New York Municipal Fund Oppenheimer Disciplined Allocation Oppenheimer New Jersey Municipal
Fund                                Fund
                                    Oppenheimer  Pennsylvania Municipal
Oppenheimer Disciplined Value Fund  Fund
                                    Oppenheimer  Quest  Balanced  Value
Oppenheimer Discovery Fund          Fund
                                    Oppenheimer   Quest  Capital  Value
Oppenheimer Emerging Growth Fund    Fund, Inc.
Oppenheimer  Emerging  Technologies Oppenheimer   Quest   Global  Value
Fund                                Fund, Inc.
                                    Oppenheimer    Quest    Opportunity
Oppenheimer Enterprise Fund         Value Fund
                                    Oppenheimer  Quest  Small Cap Value
Oppenheimer Capital Income Fund     Fund
Oppenheimer Europe Fund             Oppenheimer Quest Value Fund, Inc.
Oppenheimer Florida Municipal Fund  Oppenheimer Real Asset Fund
                                    Oppenheimer  Senior  Floating  Rate
Oppenheimer Global Fund             Fund
Oppenheimer  Global Growth & Income
Fund                                Oppenheimer Strategic Income Fund
Oppenheimer    Gold    &    Special Oppenheimer   Total   Return  Fund,
Minerals Fund                       Inc.
Oppenheimer Growth Fund             Oppenheimer Trinity Core Fund
Oppenheimer High Yield Fund         Oppenheimer Trinity Growth Fund
Oppenheimer Insured Municipal Fund Oppenheimer Trinity Value Fund Oppenheimer Intermediate Municipal
Fund                                Oppenheimer U.S. Government Trust
Oppenheimer International Bond Fund Oppenheimer World Bond Fund
Oppenheimer   International  Growth Limited-Term   New  York  Municipal
Fund                                Fund
Oppenheimer   International   Small
Company Fund                        Rochester Fund Municipals

and  the  following   money  market
funds
:
and  the  following  money  markets Centennial   New  York  Tax  Exempt
funds                               Trust
Centennial America Fund, L. P.      Centennial Tax Exempt Trust
Centennial  California  Tax  Exempt
Trust                               Oppenheimer Cash Reserves
                                    Oppenheimer   Money   Market  Fund,
Centennial Government Trust         Inc.
Centennial Money Market Trust

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a thirteen (13) month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to ninety (90) days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |X|  Terms of Escrow That Apply to Letters of Intent.
      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the thirteen (13) month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen (13) month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
           (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmission.

      Before  you  establish  Asset  Builder  payments,   you  should  obtain  a
prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or your can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately ten (10) days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.


Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

      The availability of three (3) classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares in general are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

      |X| Class B Conversion. The conversion of Class B shares to Class A shares after six (6) years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the shareholder under Federal income tax law. If that revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six (6) years years. Shareholders should consult their tax advisors regarding the state and local tax consequences of the conversion of Class B shares into Class A shares, or any other conversion or exchange of shares.

      |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, share registration fees and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. It is done by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in municipal securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

      |X| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

      |_| Long-term debt securities having a remaining maturity in excess of sixty (60) days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
      |_| The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry: (1) debt instruments that have a maturity of more than three hundred ninety-seven (397) days when issued,
(2) debt instruments that had a maturity of three hundred ninety-seven (397) days or less when issued and have a remaining maturity of more than sixty (60) days, and
(3) non-money market debt instruments that had a maturity of three hundred ninety-seven (397) days or less when issued and which have a remaining maturity of sixty (60) days or less.
      |_|  The  following   securities   are  valued  at  cost,   adjusted  for
amortization of premiums and accretion of discounts:
(1) money market debt securities held by a non-money market fund that had a maturity of less than three hundred ninety-seven (397) days when issued that have a remaining maturity of sixty (60) days or less, and
(2) debt instruments held by a money market fund that have a remaining maturity of three hundred ninety-seven (397) days or less.
      |_| Securities not having readily-available market quotations are valued at fair value determined under the Board's procedures.

      If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts, calls, Interest Rate Futures and Municipal Bond Index Futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.




How to Sell Shares

      The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to the Fund's bank for clearance, the bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue to receive dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the bank listed on the check or at the Fund's custodian bank. That limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering Checkwriting privileges at any time without prior notice.

      In choosing to take advantage of the Checkwriting privilege by signing the Account Application or by completing a Checkwriting card, each individual who signs: (1) for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2) for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s);
(3) authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4) specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the Application, as applicable;
(5) understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6) acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Reinvestment Privilege. Within six (6) months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of :
|_|   Class A shares that you  purchased  subject to an initial sales charge or
        Class A shares on which a contingent deferred sales charge was paid, or
|_| Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within ninety (90) days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than thirty (30) days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior thirty
(30) days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three (3) business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C, below).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1-800-525-7048.

      |_| All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.
      |_| Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.
      |_| Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401 (k) plans
      |_| Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund are not exchangeable.
      |_|  Class M shares  of  Oppenheimer  Convertible  Securities  Fund may be
exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
      |_| Class A shares of Senior Floating Rate Fund are not available by exchange of Class A shares of other Oppenheimer funds. Class A shares of Senior Floating Rate Fund that are exchanged for shares of the other Oppenheimer funds may not be exchanged back for Class A shares of Senior Floating Rate Fund.
      |_|  Class X  shares  of  Limited  Term  New  York  Municipal  Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
      |_| Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those paticipants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the thirty (30) days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      |_| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within eighteen (18) months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six
(6) years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within twelve (12) months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |_| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to fifty (50) accounts per day from representatives of authorized dealers that qualify for this privilege.

      |_| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |_| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise. When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three (3) business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among Class A, Class B and Class C shares.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period.
      A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the federal alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

      A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources treats the dividend as a receipt of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested: (1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);
(2)   income from securities loans; or
(3) an excess of net short-term capital gain over net long-term capital loss from the Fund.

      The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase (which period may be shortened by regulation) will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income taxes on amounts paid by it as dividends and distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

      Shares of the Fund will be exempt from Pennsylvania county personal property taxes to the extent that on the annual assessment date the Fund's portfolio securities consist of :
      |_|  Pennsylvania municipal securities,
      |_|  obligations  of  the  U.S.   government   (and  certain   qualifying
obligations    of    governments    of   U.S.    territories,    agencies   and
instrumentalities), and
|_|   certain other  obligations that are not subject to such personal property taxes.

      To the extent that distributions paid by the Fund are derived from interest on Pennsylvania municipal securities, qualifying obligations of the U.S. government and certain qualifying obligations of governments of U.S. territories, agencies and instrumentalities, those distributions will also be exempt from Pennsylvania personal income tax, and in the case of residents of Philadelphia, exempt from the investment income tax of the School District of Philadelphia. Distributions from the Fund attributable to income from sources other than those will generally be subject to Pennsylvania personal income tax.

      Corporations that are subject to the Pennsylvania corporate net income tax will not be subject to tax on distributions received from the Fund provided that such distributions are not included in federal taxable income determined before net operating loss deductions and special deductions. As a result of a pronouncement by the Pennsylvania Department of Revenue, an investment in the Fund by a corporate shareholder will apparently qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the Fund's portfolio securities comprise investments in Pennsylvania and/or U.S. government securities that would be exempt assets if owned directly by the corporation.

      Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder must first obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. The Fund's Transfer Agent, OppenheimerFunds Services, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders of the Fund. It also handles shareholder servicing and administrative functions. It is paid on an "at-cost" basis.

The Custodian. Citibank, N.A. is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal Deposit Insurance. Those uninsured balances may at times be substantial.

Independent Auditors. KPMG LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Pennsylvania Municipal Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Pennsylvania Municipal Fund as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, the seven-month period ended July 31, 1996, and the year ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Pennsylvania Municipal Fund as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the seven-month period ended July 31, 1996, and the year ended December 31, 1995, in conformity with accounting principles generally accepted in the United States of America.



/s/ KPMG LLP
------------
KPMG LLP

Denver, Colorado
August 21, 2000

STATEMENT OF INVESTMENTS  July 31, 2000

                                                                              Ratings:
                                                                              Moody's/                             Market
                                                                             S&P/Fitch         Principal            Value
                                                                           (Unaudited)            Amount       See Note 1
=========================================================================================================================
 Municipal Bonds and Notes--105.0%
-------------------------------------------------------------------------------------------------------------------------
 Pennsylvania--102.0%
 Allegheny Cnty., PA HDAU RB, Health System, Series A,
 MBIA Insured, 6.50%, 11/15/30(1)                                              Aaa/AAA        $5,000,000       $5,261,300
-------------------------------------------------------------------------------------------------------------------------
 Allegheny Cnty., PA HDAU RB, Health System,
 Series B, 9.25%, 11/15/30(1)                                                 B1/B+/B+         5,000,000        4,638,250
-------------------------------------------------------------------------------------------------------------------------
 Allegheny Cnty., PA HDAU RB, Inverse Floater, 6.50%, 11/15/30(1,2,3)          Aaa/AAA         1,500,000        1,678,575
-------------------------------------------------------------------------------------------------------------------------
 Allegheny Cnty., PA IDAU Airport SPF RRB, USAir, Inc. Project,
 Series A, 8.875%, 3/1/21                                                        B1/B+            40,000           41,036
-------------------------------------------------------------------------------------------------------------------------
 Allegheny Cnty., PA IDAU RRB, Environmental Improvements,
 Series USX-A, 6.70%, 12/1/20                                                Baa2/BBB-            25,000           25,418
-------------------------------------------------------------------------------------------------------------------------
 Allegheny Cnty., PA Residential FAU SFM RB, 5.625%, 11/1/23                    Aaa/NR            10,000            9,592
-------------------------------------------------------------------------------------------------------------------------
 Allegheny Cnty., PA Residential FAU SFM RB, Series M, 7.95%, 6/1/23            Aaa/NR            45,000           46,168
-------------------------------------------------------------------------------------------------------------------------
 Allegheny Cnty., PA Residential FAU SFM RRB, Series Y, 6.60%, 11/1/14          Aaa/NR            25,000           25,379
-------------------------------------------------------------------------------------------------------------------------
 Beaver Cnty., PA IDAU PC RB, J. Ray McDermott Project, 6.80%, 2/1/09         Ba1/BBB-            65,000           65,045
-------------------------------------------------------------------------------------------------------------------------
 Beaver Cnty., PA IDAU PC RB, St. Joe Minerals Corp. Project, 6%, 5/1/07(3)       A2/A            20,000           20,030
-------------------------------------------------------------------------------------------------------------------------
 Beaver Cnty., PA IDAU PC RRB, Colt Industries, Inc. Project, 7%, 6/1/08       Baa2/A-            40,000           40,300
-------------------------------------------------------------------------------------------------------------------------
 Beaver Cnty., PA IDAU PC RRB, Ohio Edison Co./Mansfield,
 Series A, 7%, 6/1/21                                                      Aaa/AAA/AAA         1,055,000        1,094,468
-------------------------------------------------------------------------------------------------------------------------
 Beaver Cnty., PA IDAU PC RRB, Speciality Products Corp., 6.60%, 9/1/10         Aa3/NR            50,000           50,048
-------------------------------------------------------------------------------------------------------------------------
 Beaver Cnty., PA IDAU PC RRB, Toledo Edison Co. Project, 7.625%, 5/1/20    Ba1/BB+/BB           105,000          110,538
-------------------------------------------------------------------------------------------------------------------------
 Beaver Cnty., PA IDAU PC RRB, Toledo Edison Co. Project, 7.75%, 5/1/20     Ba1/BB+/BB            10,000           10,601
-------------------------------------------------------------------------------------------------------------------------
 Beaver Cnty., PA IDAU PC RRB, Toledo Edison Co. Project,
 Series A, 7.75%, 5/1/20                                                    Ba1/BB+/BB         2,000,000        2,141,680
-------------------------------------------------------------------------------------------------------------------------
 Berks Cnty., PA GOB, Prerefunded, FGIC Insured,
 Inverse Floater, 8.132%, 11/10/20(2)                                      Aaa/AAA/AAA         1,000,000        1,110,000
-------------------------------------------------------------------------------------------------------------------------
 Berks Cnty., PA IDAU Manufacturer Facility Development RB,
 Construction Fasteners Project, 6.40%, 3/1/15                                   A1/NR            75,000           75,019
-------------------------------------------------------------------------------------------------------------------------
 Bucks Cnty., PA IDAU RB, HCF-Chandler Hall, 6.30%, 5/1/29                       NR/NR         1,300,000        1,119,703
-------------------------------------------------------------------------------------------------------------------------
 Cambria Cnty., PA IDAU PC RRB, Bethlehem Steel
 Corp. Project, 7.50%, 9/1/15                                                    NR/NR           355,000          357,801
-------------------------------------------------------------------------------------------------------------------------
 Carbon Cnty., PA HA RRB, Gnaden Huetten Memorial Hospital,
 Series A, AMBAC Insured, 7%, 11/15/14                                     Aaa/AAA/AAA           140,000          143,721
-------------------------------------------------------------------------------------------------------------------------
 Carbon Cnty., PA IDAU RRB, Panther Creek Partners Project,
 6.65%, 5/1/10                                                                 NR/BBB-         1,500,000        1,514,460
-------------------------------------------------------------------------------------------------------------------------
 Columbia Cnty., PA HA Healthcare RRB, Bloomsburg
 Hospital Project, 5.90%, 6/1/29                                               NR/BBB-           370,000          296,825
-------------------------------------------------------------------------------------------------------------------------
 Crawford Cnty., PA HA Senior Living Facilities RRB, 6.25%, 8/15/29          NR/NR/BBB         1,000,000          877,300
-------------------------------------------------------------------------------------------------------------------------
 Cumberland Cnty., PA Municipal Authority RRB,
 Presbyterian Homes Project, 6%, 12/1/26                                       NR/A /A           125,000          118,434
-------------------------------------------------------------------------------------------------------------------------
 Delaware Cnty., PA Authority First Mtg. RB, White Horse
 Village Project, Series A, 7.625%, 7/1/30                                       NR/NR           750,000          758,835
-------------------------------------------------------------------------------------------------------------------------
 Delaware Cnty., PA Authority RB, Villanova University Project,
 MBIA Insured, Prerefunded, 6.90%, 8/1/16                                      Aaa/AAA           230,000          235,200
-------------------------------------------------------------------------------------------------------------------------
 Delaware Cnty., PA College Authority RRB, Neumann College,
 Series A, 5.375%, 10/1/26                                                     NR/BBB-           300,000          256,950
-------------------------------------------------------------------------------------------------------------------------
 Delaware Cnty., PA IDAU PC RRB, Series A, 7.375%, 4/1/21                       Baa2/A            35,000           36,152

9 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND


                                                                              Ratings:
                                                                              Moody's/                             Market
                                                                             S&P/Fitch         Principal            Value
                                                                           (Unaudited)            Amount       See Note 1
-------------------------------------------------------------------------------------------------------------------------
 Pennsylvania Continued
 Delaware Cnty., PA Regional Water & Sewer Quality Control
 Authority RB, Series A, MBIA Insured, 7%, 5/1/12                              Aaa/AAA        $   15,000       $   15,030
-------------------------------------------------------------------------------------------------------------------------
 Delaware Valley, PA Regional FAU RB, Series C, AMBAC Insured,
 Inverse Floater, 6.152%, 8/1/18(2)                                        Aaa/AAA/AAA         1,250,000        1,207,812
-------------------------------------------------------------------------------------------------------------------------
 Erie, PA Municipal Airport Authority General RB,
 Series B, 5.875%, 7/1/16                                                      NR/BBB-           245,000          225,383
-------------------------------------------------------------------------------------------------------------------------
 Lancaster Cnty., PA HA RB, St. Anne's Home
 Health Center, 6.625%, 4/1/28                                                   NR/NR           300,000          267,777
-------------------------------------------------------------------------------------------------------------------------
 Lancaster, PA IDAU RRB, Garden Spot Village Project,
 Series A, 7.625%, 5/1/31                                                        NR/NR         1,650,000        1,661,962
-------------------------------------------------------------------------------------------------------------------------
 Lawrence Cnty., PA IDAU PC RRB, PA Power Co. New
 Castle Project, Series A, 7.15%, 3/1/17                                      Baa2/BB+            20,000           20,570
-------------------------------------------------------------------------------------------------------------------------
 Lebanon Cnty., PA HFAU Health Center RB, Series A, 6.625%, 12/15/29             NR/NR           440,000          404,712
-------------------------------------------------------------------------------------------------------------------------
 Lehigh Cnty., PA GP RRB, Bible Fellowship Project-A, 6%, 12/15/23               NR/NR         1,000,000          841,450
-------------------------------------------------------------------------------------------------------------------------
 Lehigh Cnty., PA GP RRB, Kidspeace Obligation Group, 6%, 11/1/18                NR/NR         4,220,000        3,564,212
-------------------------------------------------------------------------------------------------------------------------
 Lehigh Cnty., PA GP RRB, Kidspeace Obligation Group, 6%, 11/1/23                NR/NR         3,000,000        2,469,660
-------------------------------------------------------------------------------------------------------------------------
 Luzerne Cnty., PA IDAU Exempt Facilities RB, Pennsylvania
 Gas & Water Co. Project, Series B, 7.125%, 12/1/22                              A3/NR            25,000           26,483
-------------------------------------------------------------------------------------------------------------------------
 Luzerne Cnty., PA IDAU Exempt Facilities RB, Pennsylvania
 Gas & Water Co. Project, Series B, AMBAC Insured, 7.125%, 12/1/22         Aaa/AAA/AAA            10,000           10,655
-------------------------------------------------------------------------------------------------------------------------
 Luzerne Cnty., PA IDAU Exempt Facilities RRB, Pennsylvania
 Gas & Water Co. Project, Series A, 7.20%, 10/1/17                                A3/A           390,000          412,686
-------------------------------------------------------------------------------------------------------------------------
 Mercer Cnty., PA IDAU RRB, Zero Coupon, 7.06%, 1/15/13(4)                      NR/AAA         2,430,000        1,010,224
-------------------------------------------------------------------------------------------------------------------------
 Montgomery Cnty., PA Health & HEFAU RB,
 Temple Continuing Care Center, 6.75%, 7/1/29                                    NR/NR         3,500,000        3,085,495
-------------------------------------------------------------------------------------------------------------------------
 Montgomery Cnty., PA HEFAU RB, Philadelphia
 Geriatric Center, 7.375%, 12/1/30                                               NR/NR           700,000          661,017
-------------------------------------------------------------------------------------------------------------------------
 Montgomery Cnty., PA Higher Education & Health Authority RB,
 Temple Continuing Care Center Project, 6.625%, 7/1/19                           NR/NR            50,000           44,664
-------------------------------------------------------------------------------------------------------------------------
 Montgomery Cnty., PA IDAU PC PA Electric Co. RRB,
 Series A, 7.60%, 4/1/21                                                        Baa2/A            25,000           25,866
-------------------------------------------------------------------------------------------------------------------------
 Montgomery Cnty., PA IDAU PC RRB, Series B,
 MBIA Insured, 6.70%, 12/1/21                                                  Aaa/AAA            80,000           83,378
-------------------------------------------------------------------------------------------------------------------------
 Montgomery Cnty., PA IDAU Retirement Community RRB,
 Adult Communities Total Services, Series A, 5.875%, 11/15/22                    NR/A-           370,000          335,675
-------------------------------------------------------------------------------------------------------------------------
 Montgomery Cnty., PA IDAU RRB, 7.50%, 1/1/12                                     NR/A         1,725,000        1,772,731
-------------------------------------------------------------------------------------------------------------------------
 Northampton Cnty., PA HA RB, Unrefunded Balance,
 MBIA-IBC Insured, 7.875%, 1/1/19                                              Aaa/AAA            25,000           25,314
-------------------------------------------------------------------------------------------------------------------------
 Northampton Cnty., PA HA RRB, Easton Hospital,
 Series A, 6.35%, 1/1/06                                                       Aaa/AAA            20,000           20,986
-------------------------------------------------------------------------------------------------------------------------
 Northeastern PA Education & HA RRB, Kings College Project,
 Series B, 6%, 7/15/18                                                          NR/BBB            25,000           24,515
-------------------------------------------------------------------------------------------------------------------------
 Northhampton Cnty., PA IDAU RRB, PC Bethlehem Steel, 7.55%, 6/1/17              NR/NR           480,000          484,147
-------------------------------------------------------------------------------------------------------------------------
 Northumberland Cnty., PA Lease RB, Career & Arts Center
 Project, 6.65%, 9/15/20                                                         NR/NR         1,350,000        1,313,145

10 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued

                                                                              Ratings:
                                                                              Moody's/                             Market
                                                                             S&P/Fitch         Principal            Value
                                                                           (Unaudited)            Amount       See Note 1
-------------------------------------------------------------------------------------------------------------------------
 Pennsylvania Continued
 PA EDFAU Facilities RB, National Gypsum Co., Series A, 6.25%, 11/1/27           NR/NR        $3,500,000       $3,185,980
-------------------------------------------------------------------------------------------------------------------------
 PA EDFAU Facilities RB, National Gypsum Co., Series B, 6.125%, 11/2/27          NR/NR         6,500,000        5,818,475
-------------------------------------------------------------------------------------------------------------------------
 PA EDFAU RR RB, Colver Project, Series D, 7.15%, 12/1/18                      NR/BBB-         3,000,000        3,062,160
-------------------------------------------------------------------------------------------------------------------------
 PA EDFAU RR RB, Northampton Generating, Series A, 6.50%, 1/1/13               NR/BBB-         1,450,000        1,417,360
-------------------------------------------------------------------------------------------------------------------------
 PA EDFAU RRB, Colver Project, Series D, 7.125%, 12/1/15                       NR/BBB-         1,500,000        1,536,075
-------------------------------------------------------------------------------------------------------------------------
 PA EDFAU Wastewater Treatment RB, Sun Co., Inc., R & M Project,
 Series A, 7.60%, 12/1/24                                                     Baa2/BBB         2,225,000        2,333,691
-------------------------------------------------------------------------------------------------------------------------
 PA FAU RRB, Municipal Capital Improvements Program, 6.60%, 11/1/09               NR/A            35,000           37,210
-------------------------------------------------------------------------------------------------------------------------
 PA GOUN, First Series, 6.375%, 9/15/07                                      Aa3/AA/AA           100,000          104,019
-------------------------------------------------------------------------------------------------------------------------
 PA HEAA Student Loan RB, Series A, AMBAC Insured, 7.05%, 10/1/16          Aaa/AAA/AAA            75,000           80,842
-------------------------------------------------------------------------------------------------------------------------
 PA HEAA Student Loan RB, Series B, AMBAC Insured,
 Inverse Floater, 7.683%, 3/1/22(2)                                        Aaa/AAA/AAA         1,250,000        1,289,063
-------------------------------------------------------------------------------------------------------------------------
 PA HEAA Student Loan RB, Series C, AMBAC Insured, 7.15%, 9/1/21           Aaa/AAA/AAA           100,000          107,718
-------------------------------------------------------------------------------------------------------------------------
 PA HEFAU College & University RRB, Temple University, 7.40%, 10/1/10             NR/A             5,000            5,020
-------------------------------------------------------------------------------------------------------------------------
 PA HEFAU Health Services RRB, University of Pennyslvania
 Health Services, Series A, 5.75%, 1/1/17                                         A3/A            35,000           31,095
-------------------------------------------------------------------------------------------------------------------------
 PA HEFAU RRB, Dickinson College, 6%, 8/1/01                                   NR/BBB+           100,000          100,100
-------------------------------------------------------------------------------------------------------------------------
 PA HEFAU RRB, University of Pennsylvania Health Services,
 Series B, 5.875%, 1/1/15                                                         A3/A            10,000            9,236
-------------------------------------------------------------------------------------------------------------------------
 PA HEFAU RRB, Unrefunded Balance, Series A,
 MBIA Insured, 6.625%, 8/15/09                                                 Aaa/AAA           305,000          321,891
-------------------------------------------------------------------------------------------------------------------------
 PA HFA RB, Series 67A, Inverse Floater, 7.77%, 10/1/18(2,3)                     NR/NR         2,000,000        2,021,880
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RB, 6.75%, 10/1/14                                                 Aa2/AA+            15,000           15,517
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RB, 6.85%, 4/1/16                                                  Aa2/AA+           325,000          336,092
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RB, Inverse Floater, 9.356%, 10/3/23(2)                            Aa2/AA+         1,000,000        1,065,000
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RB, Series 30, 7.30%, 10/1/17                                      Aa2/AA+            30,000           30,589
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RB, Series 34B, 7%, 4/1/24                                         Aa2/AA+         1,315,000        1,364,562
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RB, Series 40, 6.80%, 10/1/15                                      Aa2/AA+         2,000,000        2,082,200
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RB, Series 40, 6.90%, 4/1/25                                       Aa2/AA+           145,000          151,954
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RB, Series 44C, 6.65%, 10/1/21                                     Aa2/AA+         1,000,000        1,043,540
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RB, Series 51, 6.30%, 10/1/15                                      Aa2/AA+            50,000           50,692
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RB, Series 54A, 6.15%, 10/1/22                                     Aa2/AA+            25,000           25,112
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RB, Series Y, 6.60%, 4/1/27                                        Aa2/AA+            25,000           25,818
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RRB, Series 1991-31A, 6.80%, 10/1/02                               Aa2/AA+            25,000           25,426
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RRB, Series 1991-31A, 6.80%, 10/1/17                               Aa2/AA+            25,000           25,351
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RRB, Series 1991-31A, 7%, 10/1/05                                  Aa2/AA+           300,000          307,980
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RRB, Series 33, 6.90%, 4/1/17                                      Aa2/AA+            15,000           15,377
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RRB, Series 39B, 6.875%, 10/1/24                                   Aa2/AA+         3,015,000        3,155,710
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RRB, Series 41B, 6.30%, 4/1/09                                     Aa2/AA+            10,000           10,078
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RRB, Series 41B, 6.45%, 10/1/12                                    Aa2/AA+            10,000           10,208
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RRB, Series 41B, 6.65%, 4/1/25                                     Aa2/AA+            55,000           56,425
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RRB, Series 42, 4/1/25                                             Aa2/AA+           185,000          193,005
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RRB, Series 46, 6.30%, 10/1/27                                     Aa2/AA+            20,000           20,170
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RRB, Series 50B, 6.35%, 10/1/27                                    Aa2/AA+            50,000           51,709
-------------------------------------------------------------------------------------------------------------------------
 PA TUCM RRB, Series L, MBIA Insured, 6%, 6/1/15                               Aaa/AAA            40,000           40,635

11 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND


                                                                              Ratings:
                                                                              Moody's/                             Market
                                                                             S&P/Fitch         Principal            Value
                                                                           (Unaudited)            Amount       See Note 1
-------------------------------------------------------------------------------------------------------------------------
 Pennsylvania Continued
 Philadelphia, PA Airport RB, 6%, 6/15/15                                  Aaa/AAA/AAA        $  100,000      $   102,391
-------------------------------------------------------------------------------------------------------------------------
 Philadelphia, PA Hospital & HEFAU RB, Frankford Hospital,
 Series A, 6%, 6/1/23                                                          A3/NR/A            40,000           40,556
-------------------------------------------------------------------------------------------------------------------------
 Philadelphia, PA Hospital & HEFAU RRB,
 Jeanes Health System Project, 6.60%, 7/1/10                                 Baa3/BBB+         3,560,000        3,441,879
-------------------------------------------------------------------------------------------------------------------------
 Philadelphia, PA Hospital & HEFAU RRB,
 Jeanes Hospital Project, 5.875%, 7/1/17                                     Baa3/BBB+         1,500,000        1,285,710
-------------------------------------------------------------------------------------------------------------------------
 Philadelphia, PA Hospital & HEFAU RRB,
 Temple University Hospital, Series A, 6.50%, 11/15/08                       Baa2/BBB+            15,000           14,679
-------------------------------------------------------------------------------------------------------------------------
 Philadelphia, PA Hospital & HEFAU RRB,
 Temple University Hospital, Series A, 6.625%, 11/15/23                      Baa2/BBB+         4,330,000        3,988,536
-------------------------------------------------------------------------------------------------------------------------
 Philadelphia, PA IDAU HCF RRB, Baptist Home of Philadelphia,
 Series A, 5.60%, 11/15/28                                                       NR/NR         2,450,000        1,942,066
-------------------------------------------------------------------------------------------------------------------------
 Philadelphia, PA IDAU RB, First Mtg.-Crime Prevention Assn.,
 6.125%, 4/1/19                                                                  NR/NR         1,550,000        1,425,566
-------------------------------------------------------------------------------------------------------------------------
 Philadelphia, PA Redevelopment Authority Home Mtg. RB,
 Series A, 10.25%, 6/1/17                                                         A1/A            30,000           30,668
-------------------------------------------------------------------------------------------------------------------------
 Philadelphia, PA Regional POAU Lease RB, MBIA Insured,
 Inverse Floater, 8.03%, 9/1/20(2)                                             Aaa/AAA         2,100,000        2,189,250
-------------------------------------------------------------------------------------------------------------------------
 Pittsburgh, PA URDA Mtg. RRB, Series C, 6.55%, 4/1/28                           Aa1/A         1,590,000        1,615,631
-------------------------------------------------------------------------------------------------------------------------
 Pittsburgh, PA URDA SFM RRB, Series B, 7.125%, 4/1/15                           Aa1/A         1,000,000        1,030,210
-------------------------------------------------------------------------------------------------------------------------
 Pittsburgh, PA URDA Mtg. RRB, Series A, 6.05%, 10/1/26                          Aa1/A            45,000           45,215
-------------------------------------------------------------------------------------------------------------------------
 Pittsburgh, PA URDA Mtg. RB, FHA Insured Mtg. Loan Projects,
 Series C, 7%, 8/1/06                                                           Aa2/NR            10,000           10,293
-------------------------------------------------------------------------------------------------------------------------
 Pittsburgh, PA URDA Mtg. RRB, Series H, 6.85%, 4/1/16                         Aa1/AAA            25,000           25,458
-------------------------------------------------------------------------------------------------------------------------
 Sayre, PA HCF Authority RB, Tioga Nursing Facility Project,
 Series A, AMBAC Insured, 7.25%, 10/1/10                                   Aaa/AAA/AAA           300,000          306,588
-------------------------------------------------------------------------------------------------------------------------
 Sayre, PA HCF Authority RRB, Guthrie Healthcare System,
 Series A, AMBAC Insured, 7%, 3/1/11                                           Aaa/AAA            50,000           51,634
-------------------------------------------------------------------------------------------------------------------------
 Sayre, PA HCF Authority RRB, Guthrie Healthcare System,
 Series A, AMBAC Insured, 7.10%, 3/1/17                                        Aaa/AAA            60,000           61,999
-------------------------------------------------------------------------------------------------------------------------
 Sayre, PA HCF Authority RRB, VHA-CAP Asset Finance Program,
 Series C, AMBAC Insured, 7.70%, 12/1/15                                     NR/NR/AAA            10,000           10,201
-------------------------------------------------------------------------------------------------------------------------
 Schuylkill Cnty., PA IDAU RR RRB, Schuylkill Energy
 Resources, Inc., 6.50%, 1/1/10                                              NR/NR/BB+           845,000          828,666
-------------------------------------------------------------------------------------------------------------------------
 Schuylkill Cnty., PA RA Lease RB, Series A,
 FGIC Insured, 7.125%, 6/1/13                                              Aaa/AAA/AAA            50,000           52,028
-------------------------------------------------------------------------------------------------------------------------
 St. Mary HA Langhorne, PA RB, 7%, 7/1/09                                  Aaa/AAA/AAA            70,000           70,832
-------------------------------------------------------------------------------------------------------------------------
 St. Mary HA Langhorne, PA RRB, Franciscan Health Project,
 Series B, BIG Insured, 7%, 7/1/14                                         Aaa/AAA/AAA           500,000          505,950
-------------------------------------------------------------------------------------------------------------------------
 Westmoreland Cnty., PA IDAU RRB, Redstone HCF, 5.85%, 11/15/29                  NR/NR         2,030,000        1,635,835
                                                                                                              -----------
                                                                                                               94,451,183

12 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued

                                                                              Ratings:
                                                                              Moody's/                             Market
                                                                             S&P/Fitch         Principal            Value
                                                                           (Unaudited)            Amount       See Note 1
-------------------------------------------------------------------------------------------------------------------------
 U.S. Possessions--3.0%
 Guam Water System RB, FSA Insured, 7%, 7/1/09                             Aaa/AAA/AAA        $  100,000      $   103,051
-------------------------------------------------------------------------------------------------------------------------
 PR CMWLTH GORB, MBIA Insured, Inverse Floater, 7.284%, 7/1/08(2)              Aaa/AAA         1,000,000        1,061,250
-------------------------------------------------------------------------------------------------------------------------
 PR CMWLTH Infrastructure FAU Special RRB, Unrefunded Balance,
 Series A, 7.90%, 7/1/07                                                     Baa1/BBB+            25,000           25,513
-------------------------------------------------------------------------------------------------------------------------
 PR CMWLTH Urban Renewal & Housing Corp.
 Refunding Bonds, 7.875%, 10/1/04                                             Baa3/BBB           390,000          398,662
-------------------------------------------------------------------------------------------------------------------------
 PR HFA MH RRB, Portfolio A-I, 7.50%, 10/1/15                                    NR/AA            30,000           30,657
-------------------------------------------------------------------------------------------------------------------------
 PR HFA SFM RB, Portfolio 1-C, 6.75%, 10/15/13                                 Aaa/AAA            10,000           10,255
-------------------------------------------------------------------------------------------------------------------------
 PR POAU SPF RB, American Airlines, Series A, 6.30%, 6/1/23                  Baa3/BBB-            35,000           34,912
-------------------------------------------------------------------------------------------------------------------------
 PR Public Buildings Authority Public Education & HF RRB,
 Series I, 6%, 7/1/12                                                           Baa1/A           175,000          175,203
-------------------------------------------------------------------------------------------------------------------------
 Rio Grande, PR CMWLTH Municipal Lease Purchase
 Agreement Bonds, 8%, 12/10/03                                                   NR/NR           970,492          982,516
                                                                                                              -----------
                                                                                                                2,822,019
-------------------------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $100,211,065)                                                   105.0%      97,273,202
-------------------------------------------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                                                              (5.0)      (4,633,358)
                                                                                              ---------------------------
 Net Assets                                                                                        100.0%     $92,639,844
                                                                                              ===========================



Footnotes to Statement of Investments

To simplify the listings of securities, abbreviations are used per the table below:

CAP       Capital Appreciation                               HFA      Housing Finance Agency
CMWLTH    Commonwealth                                       HFAU     Health Facilities Authority
EDFAU     Economic Development Finance Authority             IDAU     Industrial Development Authority
FAU       Finance Authority                                  MH       Multifamily Housing
GP        General Purpose                                    PC       Pollution Control
GOB       General Obligation Bonds                           POAU     Port Authority
GORB      General Obligation Refunding Bonds                 RA       Redevelopment Agency
GOUN      General Obligation Unlimited Nts.                  RB       Revenue Bonds
HA        Hospital Authority                                 RR       Resource Recovery
HCF       Health Care Facilities                             RRB      Revenue Refunding Bonds
HDAU      Hospital Development Authority                     SFM      Single Family Mtg.
HEAA      Higher Education Assistance Agency                 SPF      Special Facilities
HEFAU     Higher Educational Facilities Authority            TUCM     Turnpike Commission
HF        Health Facilities                                  URDA     Urban Redevelopment Authority

1. When-issued security to be delivered and settled after July 31, 2000. 2. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $11,622,830 or 12.55% of the Fund's net assets as of July 31, 2000. 3. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements. 4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.


13 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Footnotes to Statement of Investments Continued

As of July 31, 2000, securities subject to the alternative minimum tax amount to $33,469,423 or 36.13% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry                                    Market Value            Percent
----------------------------------------------------------------------------
Hospital/Healthcare                          $23,012,523               23.7%
Adult Living Facilities                       13,256,152               13.6
Single Family Housing                         13,144,036               13.5
Resource Recovery                             12,465,144               12.8
Manufacturing, Durable Goods                   9,427,301                9.7
Not-for-Profit Organization                    7,795,113                8.0
Pollution Control                              2,850,837                2.9
Marine/Aviation Facilities                     2,700,690                2.8
Municipal Leases                               2,522,892                2.6
General Obligation                             2,275,269                2.3
Multi-Family Housing                           2,238,577                2.3
Student Loans                                  1,369,905                1.4
Electric Utilities                             1,272,328                1.3
Education                                      1,207,813                1.2
Higher Education                                 988,340                1.0
Water Utilities                                  530,768                0.5
Manufacturing, Non-Durable Goods                  75,019                0.1
Sales Tax                                         62,722                0.1
Gas Utilities                                     37,138                0.1
Highways                                          40,635                0.1
                                             -------------------------------
Total                                        $97,273,202              100.0%
                                             ===============================

See accompanying Notes to Financial Statements.

14 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS & LIABILITIES  July 31, 2000

=========================================================================================================================
 Assets

 Investments, at value (cost $100,211,065)--see accompanying statement                                       $ 97,273,202
-------------------------------------------------------------------------------------------------------------------------
 Cash                                                                                                             743,918
-------------------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold (including $577,567 sold on a when-issued basis)                                             13,359,196
 Interest                                                                                                       1,493,186
 Shares of beneficial interest sold                                                                               104,633
 Other                                                                                                                598
                                                                                                             ------------
 Total assets                                                                                                 112,974,733

=========================================================================================================================
 Liabilities

 Payables and other liabilities:
 Investments purchased (including $11,525,561 purchased on a when-issued basis)                                19,769,841
 Dividends                                                                                                        298,228
 Shares of beneficial interest redeemed                                                                           107,459
 Trustees' compensation                                                                                            80,109
 Transfer and shareholder servicing agent fees                                                                     12,073
 Distribution and service plan fees                                                                                10,652
 Other                                                                                                             56,527
                                                                                                             ------------
 Total liabilities                                                                                             20,334,889

=========================================================================================================================
 Net Assets                                                                                                  $ 92,639,844
                                                                                                             ============

=========================================================================================================================
 Composition of Net Assets

 Paid-in capital                                                                                             $ 99,202,436
-------------------------------------------------------------------------------------------------------------------------
 Undistributed net investment income                                                                                5,968
-------------------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                                                      (3,630,697)
-------------------------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments                                                                    (2,937,863)
                                                                                                             ------------
 Net Assets                                                                                                  $ 92,639,844
                                                                                                             ============

=========================================================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of $64,336,138
 and 5,704,930 shares of beneficial interest outstanding)                                                          $11.28
 Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)                   $11.84
-------------------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value,  redemption  price (excludes  applicable  contingent  deferred sales charge) and offering price per share (based on net assets of $21,696,363
 and 1,924,591 shares of beneficial interest outstanding)                                                          $11.27
-------------------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value,  redemption  price (excludes  applicable  contingent  deferred sales charge) and offering price per share (based on net assets of $6,607,343
 and 586,410 shares of beneficial interest outstanding)                                                            $11.27

See accompanying Notes to Financial Statements.


15 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2000

=========================================================================================================================
 Investment Income

 Interest                                                                                                     $ 6,577,521

=========================================================================================================================
 Expenses

 Management fees                                                                                                  565,820
-------------------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                                           96,428
 Class B                                                                                                          214,013
 Class C                                                                                                           55,459
-------------------------------------------------------------------------------------------------------------------------
 Interest expense                                                                                                 129,262
-------------------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                                                     69,222
-------------------------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                                               61,571
-------------------------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                                            27,363
-------------------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                                       13,842
-------------------------------------------------------------------------------------------------------------------------
 Other                                                                                                             29,773
                                                                                                              -----------
 Total expenses                                                                                                 1,262,753
 Less expenses paid indirectly                                                                                     (7,853)
 Less waiver of expenses                                                                                          (50,719)
                                                                                                              -----------
 Net expenses                                                                                                   1,204,181

=========================================================================================================================
 Net Investment Income                                                                                          5,373,340

=========================================================================================================================
 Realized and Unrealized Loss

 Net realized loss on investments                                                                              (2,078,025)
-------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized depreciation on investments                                                          (4,958,174)
                                                                                                              -----------
 Net realized and unrealized loss                                                                              (7,036,199)

=========================================================================================================================
 Net Decrease in Net Assets Resulting from Operations                                                         $(1,662,859)
                                                                                                              ===========

See accompanying Notes to Financial Statements.


16 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended July 31,                                                                                2000             1999
=========================================================================================================================
 Operations

 Net investment income                                                                      $  5,373,340     $  4,876,517
-------------------------------------------------------------------------------------------------------------------------
 Net realized loss                                                                            (2,078,025)        (106,698)
-------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized depreciation                                                        (4,958,174)      (3,152,830)
                                                                                            -----------------------------
 Net increase (decrease) in net assets resulting from operations                              (1,662,859)       1,616,989

=========================================================================================================================
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                                                      (3,934,408)      (3,432,062)
 Class B                                                                                      (1,086,946)        (957,717)
 Class C                                                                                        (282,650)        (235,856)

=========================================================================================================================
 Beneficial Interest Transactions

 Net  increase  (decrease)  in net assets  resulting  from  beneficial  interest transactions:
 Class A                                                                                      (3,393,495)       6,194,843
 Class B                                                                                        (944,328)       2,794,536
 Class C                                                                                       1,119,024          803,073

=========================================================================================================================
 Net Assets

 Total increase (decrease)                                                                   (10,185,662)       6,783,806
-------------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                                         102,825,506       96,041,700
                                                                                            -----------------------------
 End of period [including undistributed (overdistributed) net investment
 income of $5,968 and $(63,368), respectively]                                              $ 92,639,844     $102,825,506
                                                                                            =============================


See accompanying Notes to Financial Statements.


17 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

                                                                                                             Year       Year
                                                                                                            Ended      Ended
                                                                                                         July 31,   Dec. 31,
 Class A                                                 2000         1999         1998        1997       1996(1)       1995
============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $12.08       $12.42       $12.45      $12.01        $12.36     $11.19
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .67          .63          .61         .70           .40        .68
 Net realized and unrealized gain (loss)                 (.81)        (.37)          --         .43          (.35)      1.18
                                                       ---------------------------------------------------------------------
 Total income (loss) from investment operations          (.14)         .26          .61        1.13           .05       1.86
----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.66)        (.60)        (.64)       (.69)         (.40)      (.67)
 Dividends in excess of net investment income              --           --           --          --            --       (.02)
                                                       ---------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.66)        (.60)        (.64)       (.69)         (.40)      (.69)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $11.28       $12.08       $12.42      $12.45        $12.01     $12.36
                                                       =====================================================================

============================================================================================================================
 Total Return, at Net Asset Value(2)                    (1.00)%       2.01%        4.99%       9.68%         0.44%     16.94%

============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)             $64,336      $72,794      $68,720     $68,280       $64,391    $66,483
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $67,252      $71,835      $69,202     $65,710       $64,997    $64,901
----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                   5.93%        5.03%        4.82%       5.79%         5.71%      5.68%
 Expenses                                                1.10%        0.95%        1.00%(4)    0.93%(4)      1.03%(4)   1.02%(4)
 Expenses, net of indirect expenses and
 waiver of expenses                                      1.06%        0.90%        0.93%       0.90%          N/A        N/A
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   98%          37%          35%         22%            6%        31%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


18 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued

                                                                                                             Year       Year
                                                                                                            Ended      Ended
                                                                                                         July 31,   Dec. 31,
 Class B                                                 2000         1999         1998        1997       1996(1)       1995
============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $12.07       $12.42       $12.45      $12.01        $12.36     $11.19
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .58          .53          .52         .61           .35        .59
 Net realized and unrealized gain (loss)                 (.81)        (.38)          --         .42          (.35)      1.17
                                                       ---------------------------------------------------------------------
 Total income (loss) from investment operations          (.23)         .15          .52        1.03            --       1.76
----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.57)        (.50)        (.55)       (.59)         (.35)      (.57)
 Dividends in excess of net investment income              --           --           --          --            --       (.02)
                                                       ---------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.57)        (.50)        (.55)       (.59)         (.35)      (.59)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $11.27       $12.07       $12.42      $12.45        $12.01     $12.36
                                                       =====================================================================

============================================================================================================================
 Total Return, at Net Asset Value(2)                    (1.75)%       1.16%        4.20%       8.86%        (0.01)%    16.06%

============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)             $21,696      $24,206      $22,124     $19,339       $16,005    $14,466
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $21,368      $23,845      $20,969     $17,243       $15,085    $12,183
----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                   5.16%        4.26%        4.10%       5.02%         4.94%      4.89%
 Expenses                                                1.96%        1.80%        1.75%(4)    1.78%(4)      1.89%(4)   1.89%(4)
 Expenses, net of indirect expenses and
 waiver of expenses                                      1.82%        1.65%        1.68%       1.65%         1.79%      1.78%
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   98%          37%          35%         22%            6%        31%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


19 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

                                                                                                             Year       Year
                                                                                                            Ended      Ended
                                                                                                         July 31,   Dec. 31,
 Class C                                                 2000         1999         1998        1997       1996(1)    1995(2)
============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $12.07       $12.41       $12.44      $12.00        $12.36     $11.91
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .57          .53          .51         .60           .34        .21
 Net realized and unrealized gain (loss)                 (.80)        (.37)          --         .43          (.36)       .45
                                                       ---------------------------------------------------------------------
 Total income (loss) from investment operations          (.23)         .16          .51        1.03          (.02)       .66
----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.57)        (.50)        (.54)       (.59)         (.34)      (.21)
 Dividends in excess of net investment income              --           --           --          --            --         --
                                                       ---------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.57)        (.50)        (.54)       (.59)         (.34)      (.21)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $11.27       $12.07       $12.41      $12.44        $12.00     $12.36
                                                       =====================================================================

============================================================================================================================
 Total Return, at Net Asset Value(3)                    (1.75)%       1.25%        4.20%       8.84%        (0.15)%     5.55%

============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)              $6,607       $5,826       $5,198      $2,611          $482       $264
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $5,542       $5,867       $4,063      $1,390          $296       $ 51
----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                   5.16%        4.26%        4.28%       4.99%         4.83%      4.40%
 Expenses                                                1.95%        1.80%        1.76%(5)    1.79%(5)      1.97%(5)   2.07%(5)
 Expenses, net of indirect expenses and
 waiver of expenses                                      1.81%        1.65%        1.67%       1.66%         1.87%      1.96%
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   98%          37%          35%         22%            6%        31%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. 2. For the period from August 29, 1995 (inception of offering) to December 31, 1995. 3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 4. Annualized for periods of less than one full year. 5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


20 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies
Oppenheimer Pennsylvania Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is available from municipal securities, consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer- supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of July 31, 2000, the Fund had entered into outstanding net when-issued or forward commitments of $10,947,994.
--------------------------------------------------------------------------------
Non-Diversification Risk. The Fund is "non-diversified" and can invest in the securities of a single issuer without limit. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


21 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of July 31, 2000, the Fund had available for federal tax purposes an unused capital loss carryover as follows:

          Expiring
          ------------------------------------------------
          2002                                    $834,493
          ------------------------------------------------
          2003                                     290,707
          ------------------------------------------------
          2004                                      27,458
          ------------------------------------------------
          2006                                     292,959
          ------------------------------------------------
          2007                                     106,698
          ------------------------------------------------
          2008                                     321,862

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2000, a provision of $11,622 was made for the Fund's projected benefit obligations and payments of $2,133 were made to retired trustees, resulting in an accumulated liability of $70,423 as of July 31, 2000.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     There are certain risks arising from geographic concentration in any state. Certain revenue or tax related event in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.


22 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
1. Significant Accounting Policies Continued
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                           Year Ended July 31, 2000              Year Ended July 31, 1999
                                                            Shares           Amount              Shares            Amount
-------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                                     1,513,143     $ 17,156,475           1,238,583      $ 15,411,150
Dividends and/or distributions reinvested                  205,734        2,324,177             175,431         2,182,442
Redeemed                                                (2,041,709)     (22,874,147)           (918,356)      (11,398,749)
                                                        -----------------------------------------------------------------
Net increase (decrease)                                   (322,832)    $ (3,393,495)            495,658      $  6,194,843
                                                        =================================================================

-------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                                       625,212     $  7,034,655             568,446      $  7,057,504
Dividends and/or distributions reinvested                   52,212          589,440              44,913           558,600
Redeemed                                                  (757,637)      (8,568,423)           (389,892)       (4,821,568)
                                                        -----------------------------------------------------------------
Net increase (decrease)                                    (80,213)    $   (944,328)            223,467      $  2,794,536
                                                        =================================================================

-------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                                       333,624     $  3,727,992             196,171      $  2,436,879
Dividends and/or distributions reinvested                   18,259          205,216              14,078           175,032
Redeemed                                                  (248,221)      (2,814,184)           (146,208)       (1,808,838)
                                                        -----------------------------------------------------------------
Net increase                                               103,662     $  1,119,024              64,041      $    803,073
                                                        =================================================================

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2000, were $95,947,343 and $94,782,604, respectively.

As of July 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $100,211,425 was:

          Gross unrealized appreciation          $ 1,318,249
          Gross unrealized depreciation           (4,257,054)
                                                 -----------
          Net unrealized depreciation            $(2,938,805)
                                                 ===========


23 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion. Effective January 1, 1997, the Manager had voluntarily undertaken to waive a portion of its management fee, whereby the Fund pays a fee not to exceed 0.57% of average annual net assets. Effective June 1, 2000, the voluntary waiver was withdrawn. The Fund's management fee for the year ended July 31, 2000, was an annualized rate of 0.60%, before any waiver by the Manager if applicable.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                 Aggregate            Class A        Commissions         Commissions         Commissions
                                 Front-End          Front-End         On Class A          On Class B          On Class C
                             Sales Charges      Sales Charges             Shares              Shares              Shares
                                On Class A        Retained by        Advanced by         Advanced by         Advanced by
Year Ended                          Shares        Distributor     Distributor(1)      Distributor(1)      Distributor(1)
------------------------------------------------------------------------------------------------------------------------
July 31, 2000                     $281,206            $53,378             $8,876            $250,985             $30,866

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                  Class A                               Class B                                 Class C
                      Contingent Deferred                   Contingent Deferred                     Contingent Deferred
                            Sales Charges                         Sales Charges                           Sales Charges
Year Ended        Retained by Distributor               Retained by Distributor                 Retained by Distributor
-----------------------------------------------------------------------------------------------------------------------
July 31, 2000                         $--                               $80,345                                  $4,406

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.15% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets consisting of Class A shares of the Fund. For the year ended July 31, 2000, payments under the Class A plan totaled $96,428 prior to Manager waivers if applicable, all of which were paid by the Distributor to recipients, and included $5,685 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.


24 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
4. Management Fees and Other Transactions with Affiliates Continued Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended July 31, 2000, were as follows:

                                                                                      Distributor's        Distributor's
                                                                                          Aggregate         Unreimbursed
                                                                                       Unreimbursed        Expenses as %
                                          Total Payments      Amount Retained              Expenses        of Net Assets
                                              Under Plan       by Distributor            Under Plan             of Class
--------------------------------------------------------------------------------------------------------------------------
Class B Plan                                    $214,013             $171,009              $801,015                  3.69%
Class C Plan                                      55,459               21,828               102,309                  1.55

================================================================================
5. Illiquid Securities
As of July 31, 2000, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of July 31, 2000, was $3,720,485, which represents 4.02% of the Fund's net assets. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit.

================================================================================
6. Bank Borrowings
The Fund may borrow up to a certain percentage of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $100 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
     The Fund had no borrowings outstanding at July 31, 2000. For the year ended July 31, 2000, the average monthly loan balance was $2,043,686 at an average interest rate of 6.388%. The maximum amount of borrowings outstanding at any month-end was $5,700,000. The interest expense for the year ended July 31, 2000, was $129,262.

                                  Appendix A

                      MUNICIPAL BOND RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
-------------------------------------------------------------------------------

Long-Term Bond Ratings

Aaa: Bonds rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the of "Aaa" securities.

A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition. Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

Short-Term Ratings - U.S. Tax-Exempt Municipals

There are three ratings for short-term obligations that are investment grade. Short-term speculative obligations are designated "SG." For variable rate demand obligations, a two-component rating is assigned. The first (MIG) element represents an evaluation by Moody's of the degree of risk associated with scheduled principal and interest payments. The second element (VMIG) represents an evaluation of the degree of risk associated with the demand feature.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing..

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG:  Denotes   speculative-grade  credit  quality.  Debt  instruments  in  this category may lack margins of protection.


-------------------------------------------------------------------------------
Standard & Poor's Rating Services

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated "BB" are less vulnerable to nonpayment than other speculative issues. However, these face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated "B" are more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Bonds rated "CCC" are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  Bonds rated "CC" are currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated "D" are in default. Payments on the obligation are not being made on the date due even if the applicable grace period has not expired, unless Standard and Poor's believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "p" symbol indicates that the rating is provisional. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2:   Satisfactory   capacity  to  pay  principal  and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.


Fitch, Inc.
-------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

-------------------------------------------------------------------------------
International Short-Term Credit Ratings
-------------------------------------------------------------------------------

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                 Appendix B

                    Municipal Bond Industry Classifications

Adult Living Facilities
Bond Anticipation Notes
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods Marine/Aviation Facilities Multi-Family Housing Municipal Leases Non Profit Organization Parking Fee Revenue Pollution Control Resource Recovery Revenue Anticipation Notes Sales Tax Revenue Sewer Utilities Single Family Housing Special Assessment Special Tax Sports Facility Revenue Student Loans Tax Anticipation Notes Tax & Revenue Anticipation Notes Telephone Utilities Water Utilities

                                  Appendix C

-------------------------------------------------------------------------------
        OppenheimerFunds Special Sales Charge Arrangements and Waivers
-------------------------------------------------------------------------------

      In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived. That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

      Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds that were merged into or became Oppenheimer funds.

      For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue
        Code,
(2) non-qualified deferred compensation plans, (3) employee benefit plans2 (4) Group Retirement Plans3 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs,
        Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

      The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
--------------
1. Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
3. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.

-------------------------------------------------------------------------------
  I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
-------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

     There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."3 This waiver provision applies to: |_| Purchases of Class A shares aggregating $1 million or more. |_| Purchases by a Retirement Plan (other than an IRA or 403(b)(7) custodial plan) that: (1) buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or (3) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more. |_| Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made: through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases. |_| Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements: (1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a)
mutual funds, other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments"). (2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments. (3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager). |_| Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before May 1, 1999.

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           II. Waivers of Class A Sales Charges of Oppenheimer Funds
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A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases): |_| The Manager or its affiliates. |_| Present or former officers, directors, trustees and employees (and their
        "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_| Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_| Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_| Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_| Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment  advisors or financial  planners (that have entered into an  agreement  for  this  purpose  with the  Distributor)  who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records
        of  the  broker,  agent  or  financial   intermediary  with  which  the
        Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_| Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_| Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_| A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_| Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_| Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_| A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases): |_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other  distributions reinvested  from  the  Fund  or  other  Oppenheimer  funds  (other  than
        Oppenheimer   Cash  Reserves)  or  unit  investment   trusts  for  which
        reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased through a broker-dealer  that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_| Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
|_| Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases: |_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value measured at the time the Plan is established, adjusted annually.
|_| Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1)        Following the death or disability (as defined in the Internal Revenue
           Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(2) To return excess contributions.
(3) To return contributions made due to a mistake of fact. (4) Hardship withdrawals, as defined in the plan.4
(5)        Under  a  Qualified  Domestic  Relations  Order,  as  defined  in the
           Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)        To meet the minimum distribution requirements of the Internal Revenue
           Code.
(7)        To make  "substantially  equal  periodic  payments"  as  described in
           Section 72(t) of the Internal Revenue Code.
(8) For loans to participants or beneficiaries. (9) Separation from service.5
        (10)Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
        (11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_| For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
|_| For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

III.  Waivers of Class B and Class C Sales Charges of Oppenheimer Funds

The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases: |_| Shares redeemed involuntarily, as described in "Shareholder Account
        Rules and Policies," in the applicable Prospectus.
|_| Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_| Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_| Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_| Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
|_| Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:
(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(2) To return excess contributions made to a participant's account. (3) To return contributions made due to a mistake of fact. (4) To make hardship withdrawals, as defined in the plan.6 (5) To make distributions required under a Qualified Domestic Relations
              Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)           To meet the  minimum  distribution  requirements  of the  Internal
              Revenue Code.
(7)           To make  "substantially  equal periodic  payments" as described in
              Section 72(t) of the Internal Revenue Code.
(8) For loans to participants or beneficiaries.7 (9) On account of the participant's separation from service.8 (10) Participant-directed redemptions to purchase shares of a mutual fund
              (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(11) Distributions made on account of a plan termination or "in-service" distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(12) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.
(13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value annually (measured from the establishment of the Automatic Withdrawal Plan).
        |_|Redemptions  of Class B shares (or Class C shares,  effective  August
           1, 1999) under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.


IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:


  Oppenheimer  Quest Value Fund, Oppenheimer  Quest  Small  Cap
  Inc.                           Value Fund
  Oppenheimer   Quest   Balanced Oppenheimer    Quest    Global
  Value Fund                     Value Fund
  Oppenheimer  Quest Opportunity
  Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest  for Value  U.S.  Government Quest    for   Value   New   York
Income Fund                        Tax-Exempt Fund
Quest   for    Value    Investment Quest    for    Value    National
Quality Income Fund                Tax-Exempt Fund
Quest for Value Global Income Fund Quest   for   Value    California
                                   Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either: |_| acquired by such shareholder pursuant to an exchange of shares of an
        Oppenheimer fund that was one of the Former Quest for Value Funds or |_| purchased by such shareholder by exchange of shares of another
        Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

      |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.


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   Number of                         Initial Sales
    Eligible       Initial Sales     Charge as a %   Commission as %
  Employees or    Charge as a % of   of Net Amount     of Offering
    Members        Offering Price       Invested          Price
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9 or Fewer             2.50%             2.56%            2.00%
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At  least 10 but       2.00%             2.04%            1.60%
not more than 49
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      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
|_|   Shareholders  who  were  shareholders  of the  AMA  Family  of  Funds  on
        February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
|_| Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with: |_| withdrawals under an automatic withdrawal plan holding only either Class
        B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.
      |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: |_| redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
|_| withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section): o Oppenheimer U. S. Government Trust, o Oppenheimer Bond Fund, o Oppenheimer Disciplined Value Fund and o Oppenheimer Disciplined Allocation Fund are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account    Connecticut  Mutual Total Return
                                     Account
Connecticut     Mutual    Government CMIA      LifeSpan       Capital
Securities Account                   Appreciation Account
Connecticut Mutual Income Account    CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account    CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

      ? Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).
      Those shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of a Fund and other Former
        Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      ? Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares: (1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: (1) by the estate of a deceased shareholder;
(2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
(6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
(7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.


VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

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    VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                          Convertible Securities Fund
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Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

|_|   the Manager and its affiliates,
|_| present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_| registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_| dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_| employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

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Oppenheimer Pennsylvania Municipal Fund
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Internet Web Site:
         www.oppenheimerfunds.com

Investment Adviser
    OppenheimerFunds, Inc.
    Two World Trade Center
    New York, New York 10048-0203

Distributor
    OppenheimerFunds Distributor, Inc.
    Two World Trade Center
    New York, New York 10048-0203

Transfer Agent
    OppenheimerFunds Services
    P.O. Box 5270
    Denver, Colorado 80217
    1-800-525-7048

Custodian Bank
    Citibank, N.A.
    399 Park Avenue
    New York, New York 10043

Independent Auditors
    KPMG LLP
    707 Seventeenth Street
    Denver, Colorado 80202

Legal Counsel
    Mayer, Brown & Platt
    1675 Broadway
    New York, New York 10019-5820

PX740.1100

--------
1 Ms. Macaskill and Mr. Griffiths are not Directors of Oppenheimer Money Market Fund, Inc. Mr. Griffiths is also not a Trustee of Oppenheimer Discovery Fund. 2 In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and the Trust and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

3 However, that commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year. 4 This provision does not apply to IRAs. 5 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs. 6 This provision does not apply to IRAs. 7 This provision does not apply to loans from 403(b)(7) custodial plans. 8 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Oppenheimer Florida Municipal Fund


Prospectus dated November 27, 2000



                                    Oppenheimer  Florida  Municipal  Fund  is  a
                                    mutual fund. It seeks current  income exempt
                                    from  federal  income  taxes by investing in
                                    municipal  securities,  while  attempting to
                                    preserve  capital.  It also offers investors
                                    the  opportunity  to own fund shares  exempt
                                    from Florida  intangible  personal  property
                                    taxes.
                                       This Prospectus contains
                                    important information about the
                                    Fund's objective, its
                                    investment policies, strategies
                                    and risks.  It also contains
As with all mutual funds, the       important information about how
Securities and Exchange             to buy and sell shares of the
Commission has not approved or      Fund and other account
disapproved the Fund's              features.  Please read this
securities nor has it               Prospectus carefully before you
determined that this                invest and keep it for future
Prospectus is accurate or           reference about your account.
complete.  It is a criminal
offense to represent otherwise.

                                                               1234





                                                        [OppenheimerFunds logo]

Contents
           About The Fund
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           The Fund's Investment Objective and Strategies

           Main Risks of Investing in the Fund

           The Fund's Past Performance

           Fees and Expenses of the Fund

           About the Fund's Investments

           How the Fund is Managed


           About Your Account
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           How to Buy Shares
           Class A Shares
           Class B Shares
           Class C Shares

           Special Investor Services
           AccountLink
           PhoneLink
           OppenheimerFunds Internet Web Site

           How to Sell Shares
           By Mail
           By Telephone
           By Checkwriting

           How to Exchange Shares

           Shareholder Account Rules and Policies

           Dividends, Capital Gains and Taxes

           Financial Highlights

-------------------------------------------------------------------------------
About the Fund
-------------------------------------------------------------------------------

The Fund's Investment Objective and Strategies

-------------------------------------------------------------------------------
What Is the Fund's Investment Objective? The Fund seeks as high a level of current interest income exempt from federal income taxes for individual investors as is available from municipal securities, consistent with preservation of capital. The Fund also seeks to offer investors the opportunity to own fund shares exempt from Florida intangible personal property taxes
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What Does the Fund Invest In? The Fund invests mainly in Florida municipal securities that pay interest exempt from federal personal income taxes. The Fund invests in Florida municipal securities (and certain other permitted securities), so that its shares will be exempt from the Florida tax on intangible personal property. These securities primarily include municipal bonds (which are debt obligations having a maturity of more than one (1) year when issued), municipal notes (short-term obligations), and interests in municipal leases. Most of the securities the Fund buys must be "investment grade" (securities rated in the four (4) highest rating categories of national rating organizations, such as Moody's Investors Services ("Moody's")), although the Fund can hold lower-grade securities as well.

      Under normal market conditions, the Fund:
      |_| attempts to invest 100% of its assets in municipal securities, |_| as a fundamental policy, invests at least 80% of its assets in municipal securities, and
      |_| invests at least 65% of its total assets in Florida municipal securities.

      The Fund does not limit its investments to securities of a particular maturity range, and may hold both short- and long-term securities. However, it currently focuses on longer-term securities to seek higher yields. These investments are more fully explained in "About the Fund's Investments," below.

      |X| How Does the Portfolio Manager Decide What Securities to Buy or Sell? In selecting securities for the Fund, the portfolio manager looks primarily throughout Florida for municipal securities using a variety of factors which may change over time and may vary in particular cases. The portfolio manager currently looks for:
           |_| Securities that provide high current income |_| A wide range of securities of different issuers within the state,
             including different agencies and municipalities, to spread risk |_| Securities having favorable credit characteristics |_| Special situations that provide opportunities for value

Who Is the Fund Designed For? The Fund is designed for individual investors who are seeking income exempt from federal personal income taxes and Florida intangible personal property taxes. The Fund does not seek capital gains or growth. Because it invests in tax-exempt securities, the Fund is not appropriate for retirement plan accounts or for investors seeking capital growth. The Fund is not a complete investment program.


Main Risks of Investing in the Fund

      All investments have risks to some degree. The Fund's investments are subject to changes in their value from a number of factors, described below. There is also the risk that poor security selection by the Fund's investment Manager, OppenheimerFunds Inc., will cause the Fund to underperform other funds having a similar objective.

      These risks collectively form the risk profile of the Fund and can affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its objective.

      |X| Credit Risk. Municipal securities are subject to credit risk. Credit risk is the risk that the issuer of a municipal security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income may be reduced and if the issuer fails to repay principal, the value of that security and of the Fund's shares may be reduced. Because the Fund can invest as much as 25% of its assets in municipal securities below investment grade to seek higher income, the Fund's credit risks are greater than those of funds that buy only investment-grade bonds. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

      |X| Interest Rate Risks. Municipal securities are debt securities that are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already-issued municipal securities generally rise. When prevailing interest rates rise, the values of already-issued municipal securities generally fall, and the securities may sell at a discount from their face amount. The magnitude of these price changes is generally greater for bonds with longer maturities. The Fund currently focuses on longer-term securities to seek higher income. Callable bonds the Fund buys are more likely to be called when interest rates fall, and the Fund might then have to reinvest the proceeds of the callable instrument in other securities that have lower yields, reducing its income.

      |X| Risks of Non-Diversification. The Fund is "non-diversified." That means that compared to funds that are diversified, it can invest a greater portion of its assets in the securities of one issuer, such as bonds issued by the State of Florida. Having a higher percentage of its assets invested in the securities of fewer issuers, particularly government issuers of one state, could result in greater fluctuations of the Fund's share prices due to economic, regulatory or political problems in Florida.

      |X| Risks in Using Derivative Investments. The Fund can use derivatives to seek increased returns or to try to hedge investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, "inverse floaters" and variable rate obligations are examples of derivatives.

      If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on its investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. If that happens, the Fund will get less income than expected or its share price could decline. To try to preserve capital, the Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can increase the volatility of the Fund's share prices. Some derivatives may be illiquid, making it difficult for the Fund to sell them quickly at an acceptable price.

How Risky Is the Fund Overall? The value of the Fund's investments will change over time due to a number of factors. They include changes in general bond market movements, the change in value of particular bonds because of an event affecting the issuer, or changes in interest rates that can affect bond prices overall. The Fund focuses its investments in Florida municipal securities and is non-diversified. It will therefore be vulnerable to the effects of economic changes that affect Florida governmental issuers. These changes can affect the value of the Fund's investments and its prices per share. In the OppenheimerFunds spectrum, the Fund is more conservative than some types of taxable bond funds, such as high yield bond funds, but has greater risks than money market funds.

      An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the full calendar years since the Fund's inception (10/1/93) and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

[See Appendix for Bar Chart Data]

For the period from 1/1/00 through 9/30/00, the cumulative return (not annualized) for Class A shares was 6.47%. Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.

During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 7.65% (1Q'95) and the lowest return (not annualized) for a calendar quarter was -6.62% (1Q'94).

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Average Annual
Total Returns for                       5 Years          10 Years
the periods             1 Year        (or life of      (or life of
ending December                     class, if less)  class, if less)
31, 1999
-------------------                 ----------------------------------
----------------------------------------------------------------------
Class A Shares
(Inception              -9.59%           5.04%            3.40%
10/1/93)
----------------------------------------------------------------------
-------------------                 ----------------------------------
Lehman Brothers
Municipal Bond          -2.06%           6.91%            4.38%
Index
(from 9/30/93)
----------------------------------------------------------------------
----------------------------------------------------------------------
Class B Shares         -10.37%           4.94%            3.48%
(Inception
10/1/93)

----------------------------------------------------------------------
----------------------------------------------------------------------
Class C Shares
(Inception              -6.70%           3.70%             N/A
8/29/95)

----------------------------------------------------------------------
----------------------------------------------------------------------

The Fund's average annual total returns include the applicable sales charge: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the applicable contingent deferred sales charges of 5% (1-year) and 2% (5 years); for Class C, the 1% contingent deferred sales charge for the 1-year period. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Fund's performance is compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds. The index includes municipal securities from many states while the Fund focuses on Florida municipal securities, and the index performance does not consider the effects of capital gains or transaction costs.

Fees and Expenses of the Fund

      The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly.
Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended July 31, 2000.


Shareholder Fees (charges paid directly from your investment):

----------------------------------------------------------------------
                                Class A       Class B      Class C
                                Shares        Shares        Shares
----------------------------------------------------------------------
----------------------------------------------------------------------
Maximum  Sales Charge (Load)     4.75%         None          None
on  purchases  (as  a  %  of
offering price)
----------------------------------------------------------------------
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Maximum    Deferred    Sales     None1          5%2          1%3
Charge  (Load)  (as % of the
lower   of   the    original
offering       price      or
redemption proceeds)
----------------------------------------------------------------------
1. A 1% contingent deferred sales charge may apply to redemptions of investments of $1 million or more of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within twelve (12) months of purchase.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

----------------------------------------------------------------------
                                  Class A    Class B    Class C
                                  Shares     Shares     Shares
----------------------------------------------------------------------
----------------------------------------------------------------------
Management Fees*                  0.60%      0.60%      0.60%
----------------------------------------------------------------------
----------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees                      0.14%      0.90%      0.90%
----------------------------------------------------------------------
----------------------------------------------------------------------
Other Expenses                    0.39%      0.39%      0.39%
----------------------------------------------------------------------
----------------------------------------------------------------------
Total Annual Operating Expenses   1.13%      1.89%      1.89%
----------------------------------------------------------------------
* The management fee expenses in the table are based on the fees the Fund would have paid if the Manager had not waived a portion of its fee under a voluntary undertaking to the Fund. After the Manager's waiver, the actual management fee as a percentage of average daily net assets was 0.43% for each class of shares. The Manager can withdraw that voluntary waiver at any time. The service fee payable under the 12b-1 plans for each class of shares is a maximum of 0.25% (currently set by the Board at 0.15%) of average annual net assets of the class. Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays.

Examples. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated, and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

----------------------------------------------------------------------
If shares are          1 year    3 years    5 years    10 years1
redeemed:
----------------------------------------------------------------------
----------------------------------------------------------------------
Class A Shares         $585      $817       $1,068     $1,784
----------------------------------------------------------------------
----------------------------------------------------------------------
Class B Shares         $692      $894       $1,221     $1,832
----------------------------------------------------------------------
----------------------------------------------------------------------
Class C Shares         $292      $594       $1,021     $2,212
----------------------------------------------------------------------

----------------------------------------------------------------------
If shares are not      1 year    3 years    5 years    10 years1
redeemed:
----------------------------------------------------------------------
----------------------------------------------------------------------
Class A Shares         $585      $817       $1,068     $1,784
----------------------------------------------------------------------
----------------------------------------------------------------------
Class B Shares         $192      $594       $1,021     $1,832
----------------------------------------------------------------------
----------------------------------------------------------------------
Class C Shares         $192      $594       $1,021     $2,212
----------------------------------------------------------------------

In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include contingent deferred sales charges.

1. Class B expense for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A after six (6) years.

About the Fund's Investments

The Fund's Principal Investment Policies. The allocation of the Fund's portfolio among different types of investments will vary over time based on the Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below.

      The Manager tries to reduce risks by selecting a wide variety of municipal investments and by carefully researching securities before they are purchased. However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The yield and share prices of the Fund will change daily based on changes in market prices of securities interest rates and market conditions and in response to other economic events. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      Because the Fund also seeks to offer investors the opportunity to own securities exempt from Florida intangible personal property taxes, the Fund will attempt to hold on the last business day of each calendar year only those investments that will not subject the Fund's shares to that tax.

What is A Municipal Security? A municipal security is essentially a loan by the buyer to the issuer of the security. The issuer promises to pay back the principal amount of the loan and normally pay interest exempt from federal personal income taxes.

      |X| Municipal Securities. The Fund buys municipal bonds and notes, certificates of participation in municipal leases and other debt obligations. Florida municipal securities are debt obligations issued by the State of Florida and its political subdivisions (such as cities, towns, counties, agencies and authorities). The Fund can also buy other municipal securities issued by the governments of the District of Columbia and of other states, as well as their political subdivisions, authorities and agencies, and securities issued by any commonwealths, territories or possessions of the United States, or their respective agencies, instrumentalities or authorities, if the interest paid on the security is not subject to federal personal income tax (in the opinion of bond counsel to the issuer at the time the security is issued).

      Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or public facilities. The Fund can buy both long-term and short-term municipal securities. Long-term securities have a maturity of more than one (1) year. The Fund generally focuses on longer-term securities, to seek higher income.

      The Fund can buy municipal securities that are "general obligations," secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The Fund can also buy "revenue obligations," payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some of these revenue obligations are private activity bonds that pay interest that may be a tax preference for investors subject to federal alternative minimum tax.

      |X| Municipal Lease Obligations. Municipal leases are used by state and local government authorities to obtain funds to acquire land, equipment or facilities. The Fund can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain "non-appropriation" clauses that provide that the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis. If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable. Some lease obligations might not have an active trading market, making it difficult for the Fund to sell them quickly at an acceptable price.

      |X| Ratings of Municipal Securities the Fund Buys. Most of the municipal securities the Fund buys are "investment grade" at the time of purchase. The Fund does not invest more than 25% of its total assets in municipal securities that at the time of purchase are not "investment-grade." "Investment grade" securities are those rated within the four (4) highest rating categories of Moody's, Standard & Poor's Rating Services, Fitch, Inc. or another nationally recognized rating organization, or (if unrated) judged by the Manager to be comparable to rated investment grade securities. Rating categories are described in the Statement of Additional Information. If a security the Fund buys is not rated, the Manager will use its judgment to assign a rating that it believes is comparable to that of a rating organization.

      The Manager relies to some extent on credit ratings by nationally recognized rating agencies in evaluating the credit risk of securities selected for the Fund's portfolio. It also uses its own research and analysis. Many factors affect an issuer's ability to make timely payments, and the credit risks of a particular security may change over time. If a rating of a security is reduced after the Fund buys it, the Fund is not required automatically to dispose of that security. However, the Manager will evaluate those securities to determine whether to keep them in the Fund's portfolio.

           |_| Special Credit Risks of Lower-Grade Securities. Municipal securities below investment-grade (sometimes called "junk bonds") usually offer higher yields than investment-grade securities but are subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment grade have a greater risk that the issuers may not meet their debt obligations. They may also be less liquid than investment-grade securities, making it harder for the Fund to sell them at an acceptable price.

      |X| Can the Fund's Investment Objective and Policies Change? The Fund's Board of Trustees can change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy or technique is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

Other Investment Strategies. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Manager might not always use all of the different types of techniques and investments described below. These techniques involve risks, although some are designed to help reduce investment or market risk.

      |X| Floating Rate/Variable Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the ninety-one (91) day U.S.
Treasury Bill rate.

      |X| Inverse Floaters Have Special Risks. Variable rate bonds known as "inverse floaters" pay interest at rates that move in the opposite direction of yields on short-term bonds in response to market changes. As interest rates rise, inverse floaters produce less current income, and their market value can become volatile. Inverse floaters are a type of "derivative security." Some have a "cap," so that if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund will not invest more than 20% of its total assets in inverse floaters.

      |X| Other Derivatives. The Fund can invest in other derivative securities that pay interest that depends on the change in value of an underlying asset, interest rate or index. Examples are interest rate swaps, municipal bond indices or swap indices.

      |X| "When-Issued" and "Delayed Delivery" Transactions. The Fund can purchase municipal securities on a "when-issued" basis and can purchase or sell such securities on a "delayed delivery" basis. Between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to the Fund if the value of the security declines prior to the settlement date.

      |X| Puts and Stand-By Commitments. The Fund can acquire "stand-by commitments" or "puts" with respect to municipal securities. The investments give the Fund the right to sell securities at a set price on demand to the issuing broker-dealer or bank. However, a security having this feature may have a lower interest rate. The Fund will acquire stand-by commitments or puts solely to enhance portfolio liquidity.

      |X| Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under federal securities laws before they can be sold publicly. The Fund will not invest more than 15% of its net assets in illiquid securities and cannot invest more than 10% of its net assets in restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X| Borrowing for Investment Leverage. The Fund can borrow money to purchase additional securities, a technique referred to as "leverage." As a fundamental policy, the Fund's borrowing for investment purposes must be from banks and is limited to not more than 10% of the Fund's total assets. The interest on borrowed money is an expense that might reduce the Fund's yield.

      |X| Hedging. The Fund can purchase and sell futures contracts, put and call options, and enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on its use of them. The Fund does not use hedging instruments to a substantial degree and is not required to use them in seeking its goal.

      Hedging involves risks. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, the hedge might be unsuccessful and the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

      Interest rate swaps are subject to credit risks and interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. The Fund cannot enter into swaps with respect to more than 25% of its total assets.

Temporary Defensive Investments. The Fund can invest up to 100% of its total assets in temporary defensive investments during periods of unusual market conditions. Generally, the Fund's defensive investments will be short-term municipal securities, but could be U.S. government securities or highly-rated corporate debt securities. The income from some temporary defensive investments might not be tax-exempt, and therefore when making those investments the Fund might not achieve its objective.

      Under normal market conditions, the Fund can also hold these types of investments for cash management purposes pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares.

How the Fund is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has operated as an investment advisor since January 1960. The Manager (including subsidiaries) managed more than $125 billion in assets as of October 31, 2000, including other Oppenheimer funds with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

      |X| Portfolio Manager. The portfolio manager of the Fund is Jerry A. Webman, a Senior Vice President of the Manager. Mr. Webman is the person principally responsible for the day-to-day management of the Fund's portfolio effective October 2, 2000. Mr. Webman serves as a Senior Investment Officer and Director of the Fixed Income Department of the Manager since February 1996 and a Senior Vice President of HarbourView Asset Management Corporation since May 1999. He is also a portfolio manager of other Oppenheimer funds. Before joining the Manager, Mr. Webman was a Vice President and portfolio manager with Prudential Investment Corporation from March 1986 through February 1996.

      |X| Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines as the Fund's assets grow: 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion. The Fund's management fees for its last fiscal year ended July 31, 2000, was 0.43% of average annual net assets for each class of shares (after the Manager's waiver of a portion of its fee).

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About Your Account
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How to Buy Shares

How Do You Buy Shares? You can buy shares several ways, as described below. The Fund's Distributor, OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

     |X| Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.

     |X| Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.

     |X| Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at 1.800.525.7048 to notify the Distributor of the wire and to receive further instructions.

     |X| Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.

     |X| Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four (4) other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.

How Much Must You Invest? You can buy Fund shares with a minimum initial investment of $1,000. You can make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

     |X| With Asset Builder Plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. You can make additional purchases of at least $25 by telephone through AccountLink.

     |X| The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

At What Price Are Shares Sold? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Denver, Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time".

      The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Trustees has established procedures to value the Fund's securities, in general based on market value. The Board has adopted special procedures for valuing illiquid securities and obligations for which market values cannot be readily obtained.

     |X| The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received. Shares purchased for your account through AccountLink normally will be purchased two (2) business days after the regular business day on which you instructed the Distributor to initiate the ACH transfer to buy the shares.

     |X| Buying Through a Dealer. Your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.

What  Classes of Shares Does the Fund Offer?  The Fund offers  investors  three
(3) different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.

      |X| Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.

      |X| Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within six (6) years of buying them, you
will  normally  pay  a  contingent   deferred  sales  charge.  That  contingent
deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.

     |X| Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within twelve (12) months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class C Shares?" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

     The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

     |X| How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C .

     |_| Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six (6) years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six (6) years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one (1) year.

     However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six (6) years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

     And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

     |_| Investing for the Longer Term. If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven (7) years or more, Class B shares may be appropriate.

     Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

     |X| Are There Differences in Account Features That Matter to You? Some account features may not be available to Class B or Class C shareholders. Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of Additional Information. Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Also, checkwriting privileges are not available for Class B or Class C shares.

     |X| How Does It Affect Payments to My Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

Special Sales Charge Arrangements and Waivers. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special conditions apply.

How Can You Buy Class A Shares? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

----------------------------------------------------------------------
                      Front-End            Sales            Front-End
Sales      Concession As a
                      Charge        As       a       Charge        As
a            Percentage of
                      Percentage of      Percentage of Net   Offering
Amount of Purchase    Offering Price     Amount Invested  Price
----------------------------------------------------------------------

Less than $50,000       4.75%              4.98%      4.00%
----------------------------------------------------------------------

$50,000 or more but     4.50%              4.71%      4.00%
less than $100,000
----------------------------------------------------------------------
----------------------------------------------------------------------

$100,000 or more but    3.50%              3.63%      3.00%
less than $250,000
----------------------------------------------------------------------
----------------------------------------------------------------------

$250,000 or more but    2.50%              2.56%      2.25%
less than $500,000
----------------------------------------------------------------------
----------------------------------------------------------------------

$500,000 or more but    2.00%              2.04%      1.80%
less than $1 million
----------------------------------------------------------------------

      |X| Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 0.50% of purchases of $1 million or more other than by retirement accounts. That concession will be paid only on purchases that were not previously subject to a front-end sales charge and dealer concession.

      If you redeem any of those shares within eighteen (18) months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of
(1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original net asset value of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

How Can You Reduce Sales Charges in Buying Class A Shares? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges" in the Statement of Additional Information.

How Can You Buy Class B Shares? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six (6) years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

----------------------------------------------------------------------
Years Since Beginning of     Contingent Deferred Sales Charge
Month in which Purchase      On Redemptions in That Year
Order Was Accepted           (As % of Amount Subject to Charge)
----------------------------------------------------------------------
----------------------------------------------------------------------

0-1                          5.0%
----------------------------------------------------------------------
----------------------------------------------------------------------

1-2                          4.0%
----------------------------------------------------------------------
----------------------------------------------------------------------

2-3                          3.0%
----------------------------------------------------------------------
----------------------------------------------------------------------

3-4                          3.0%
----------------------------------------------------------------------
----------------------------------------------------------------------

4-5                          2.0%
----------------------------------------------------------------------
----------------------------------------------------------------------

5-6                          1.0%
----------------------------------------------------------------------
----------------------------------------------------------------------

6 and following              None
----------------------------------------------------------------------

In the table, a "year" is a twelve (12) month period. In applying the sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      |X| Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares seventy-two (72) months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares you hold convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in the Statement of Additional Information.

How Can You Buy Class C Shares? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within twelve (12) months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

Distribution and Service (12b-1) Plans.

      |X| Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.15% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

      |X| Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.15% per year under each plan.

      The asset-based sales charge and service fees increase Class B and Class C expenses by up to 0.90% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The Distributor pays the 0.15% service fees to dealers in advance for the first year after the shares were sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The Distributor currently pays a sales concession of 3.85% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

      The Distributor currently pays sales concessions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 0.90% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more.

Special Investor Services

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:

        |X| transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or
        |X| have the Transfer Agent send redemption proceeds or to transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.852.8457. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1.800.533.3310.

      |X| Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.533.3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

      |X| Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number.

      |X| Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

Can You Submit Transaction Requests by Fax? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.525.7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OppenheimerFunds Internet Web Site. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet web site, at http://www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions, you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1.800.533.3310. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer fund account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to six (6) months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment.

How to Sell Shares

      You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1.800.525.7048, for assistance.

      Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that require a signature guarantee):
      |X| You wish to redeem $100,000 or more and receive a check |X| The redemption check is not payable to all shareholders listed on the account statement
      |X| The redemption check is not sent to the address of record on your account statement
      |X| Shares are being transferred to a Fund account with a different owner or name
      |X| Shares are being redeemed by someone (such as an Executor) other than the owners

      Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
      |X| a U.S. bank, trust company, credit union or savings association, |X| by a foreign bank that has a U.S. correspondent bank, |X| by a U.S. registered dealer or broker in securities, municipal securities or government securities,
      |X| by a U.S. national securities exchange, a registered securities association or a clearing agency.

      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

How Do You Sell Shares by Mail? Write a letter of instructions that includes:
      |X| Your name
      |X| The Fund's name
      |X| Your Fund account number (from your account statement) |X| The dollar amount or number of shares to be redeemed |X| Any special payment instructions |X| Any share certificates for the shares you are selling |X| The signatures of all registered owners exactly as the account is registered, and
      |X| Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

-------------------------------------------------------------------------------
Use the following address for requests by mail:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
OppenheimerFunds Services
-------------------------------------------------------------------------------
P.O. Box 5270, Denver, Colorado 80217-5270

-------------------------------------------------------------------------------
Send courier or express mail requests to:
-------------------------------------------------------------------------------
OppenheimerFunds Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

How Do You Sell Shares by Telephone? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held under a share certificate by telephone.
      |X|  To   redeem   shares   through  a   service   representative,   call
1.800.852.8457
      |X|  To redeem shares automatically on PhoneLink, call 1.800.533.3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?

      |X| Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven (7) day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within thirty (30) days of changing the address on an account.

      |X| Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

Checkwriting. To write checks against your Fund account, request that privilege on your account Application, or contact the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1.800.525.7048 to request checkwriting for an account in this Fund with the same registration as the other account. See the Statement of Additional Information for terms and conditions applicable to checkwriting.

      |X| Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Fund's custodian bank.
      |X| Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
      |X| Checks must be written for at least $100.
      |X| Checks cannot be paid if they are written for more than your account value. Remember: your shares fluctuate in value and you should not write a check close to the total account value.
      |X| You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
      |X| Don't use your checks if you changed your Fund account number,  until
      you receive new       checks.

Can You Sell Shares Through Your Dealer? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

     How Do Contingent Deferred Sales Charges Affect Redemptions? If you purchase shares subject to a Class A, Class B or Class C contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares you own, the contingent deferred sales charge will be deducted from redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the Statement of Additional Information) and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.

      A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on: |X| the amount of your account value represented by an increase in net asset value over the initial purchase price, |X| shares purchased by the reinvestment of dividends or capital gains distributions, or |X| shares redeemed in the special circumstances described in Appendix C to the Statement of Additional Information

      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions,
(2) shares held the holding period that applies to the class, and (3) shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

      Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of the Fund can be purchased by exchange of shares of other Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
      |X| Shares of the fund selected for exchange must be available for sale in your state of residence.
      |X| The prospectuses of both funds must offer the exchange privilege.
      |X| You must hold the shares you buy when you establish your account for at least seven (7) days before you can exchange them. After the account is open seven (7) days, you can exchange shares every regular business day.
      |X| You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
      |X| Before exchanging into a fund, you must obtain and read its prospectus.

      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      You can find a list of Oppenheimer funds currently available for exchange in the Statement of Additional Information or obtain one by calling a service representative at 1.800.525.7048. That list can change from time to time.

How Do You Submit Exchange Requests? Exchanges may be requested in writing or by telephone:

      |X| Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificate with the request.

      |X| Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1.800.852.8457, or by using PhoneLink for automated exchanges by calling 1.800.533.3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

Are There Limitations on Exchanges? There are certain exchange policies you should be aware of:

      |X| Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven (7) days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of multiple exchange requests from a "market timer" might require the Fund to sell securities at a disadvantageous time and/or price.
      |X| Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that it believes will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
      |X| The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund will provide you notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.
      |X| If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

      More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.

      |X| The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

      |X| Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

      |X| The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

      |X| Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

      |X| Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

      |X| The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.

      |X| Payment for redeemed shares ordinarily is made in cash. It is forwarded by check or through AccountLink (as elected by the shareholder) within seven (7) days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three (3) business days after redemption.

      |X| The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as ten (10) days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

      |X| Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

      |X| Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.

      |X| "Backup Withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

      |X| To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

      If you want to receive multiple choices of these materials, you may call the Transfer Agent at 1.800.525.7048. You may also notify the Transfer Agent in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net investment income each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees. Daily dividends will not be declared or paid on newly purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

      The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders. Dividends and distributions paid on Class A shares will generally be higher than for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or distributions.

Capital Gains. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

What Are Your Choices for Receiving Distributions? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four (4) options:

      |X| Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.

      |X| Reinvest Dividends and Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving dividends by check or having them sent to your bank account through AccountLink.

      |X| Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.

      |X| Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

Taxes. Dividends paid from net investment income earned by the Fund on municipal securities will be excludable from gross income for federal personal income tax purposes. A portion of a dividend that is derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the alternative minimum tax. If the Fund earns interest on taxable investments, any dividends derived from those earnings will be taxable as ordinary income to shareholders.

      To the extent that the Fund's assets on the last business day of a calendar year include only assets that are exempt from the Florida intangible personal property tax, such as Florida tax-exempt securities and obligations of the U.S. government, its agencies, instrumentalities and territories, shares of the Fund owned by a Florida resident will be exempt from the Florida intangible personal property tax for the following year.

      Dividends and capital gains distributions may be subject to state or local taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Dividends paid from short-term capital gains are taxable as ordinary income. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income.

      |X| Remember There May be Taxes on Transactions. Even though the Fund seeks to distribute tax-exempt income to shareholders, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

      |X| Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to
shareholders.   If  that  occurs,   it  will  be   identified   in  notices  to
shareholders.

      This information is only a summary of certain federal income tax and Florida tax information about your investment. You should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                      Year        Year
                                                                                                     Ended       Ended
                                                                                                   July 31,    Dec. 31,
Class A                                              2000        1999       1998         1997         19961      1995
========================================================================================================================
Per Share Operating Data

Net asset value, beginning of period              $ 11.24     $ 11.62    $ 11.47      $ 11.07     $ 11.40      $ 10.26
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .58         .56        .54          .64         .36          .63
Net realized and unrealized gain (loss)              (.45)       (.39)       .19          .37        (.34)        1.14
                                                  ----------------------------------------------------------------------
Total income from investment operations               .13         .17        .73         1.01         .02         1.77
------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                 (.57)       (.55)      (.58)        (.61)       (.35)        (.63)
Distributions from net realized gain                 (.04)         --         --           --          --           --
                                                  ----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                      (.61)       (.55)      (.58)        (.61)       (.35)        (.63)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $ 10.76      $11.24    $ 11.62      $ 11.47     $ 11.07      $ 11.40
                                                  ======================================================================

========================================================================================================================
Total Return, at Net Asset Value2                    1.28%       1.36%      6.52%        9.39%       0.25%       17.60%

========================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)          $34,050     $35,924    $35,074      $27,446     $19,366      $19,377
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $34,296     $36,532    $32,153      $24,333     $18,415      $14,508
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:3
Net investment income                                5.41%       4.78%      4.61%        5.70%       5.50%        5.71%
Expenses                                             1.13%       1.13%      1.15%4       1.02%4      1.23%4       1.36%4
Expenses, net of indirect expenses
and waiver of expenses                               0.96%       0.95%      0.96%        0.87%       1.09%        0.53%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                12%         55%        35%          43%         21%          18%


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.



                                                                                           Year         Year
                                                                                          Ended        Ended
                                                                                       July 31,     Dec. 31,
Class B                                          2000      1999       1998      1997      19961         1995
==============================================================================================================
Per Share Operating Data

Net asset value, beginning of period          $ 11.26   $ 11.64    $ 11.49   $ 11.09    $ 11.42      $ 10.27
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .50       .47        .46       .55        .31          .55
Net realized and unrealized gain (loss)          (.45)     (.39)       .18       .37       (.34)        1.15
                                              ----------------------------------------------------------------
Total income (loss) from investment
operations                                        .05       .08        .64       .92       (.03)        1.70
--------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income             (.49)     (.46)      (.49)     (.52)      (.30)        (.55)
Distributions from net realized gain             (.04)       --         --        --         --           --
Total dividends and/or distributions          ----------------------------------------------------------------
to shareholders                                  (.53)     (.46)      (.49)     (.52)      (.30)        (.55)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $ 10.78   $ 11.26    $ 11.64   $ 11.49    $ 11.09      $ 11.42
                                              ================================================================

==============================================================================================================
Total Return, at Net Asset Value2                0.51%     0.60%      5.71%     8.56%     (0.19)%      16.81%

==============================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)      $17,866   $21,524    $19,344   $15,348    $12,865      $12,658
--------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $19,249   $21,648    $17,024   $13,812    $12,843      $10,772
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:3
Net investment income                            4.64%     4.02%      3.85%     4.93%      4.75%        4.92%
Expenses                                         1.89%     1.88%      1.91%4    1.79%4     1.97%4       2.11%4
Expenses, net of indirect expenses
and waiver of expenses                           1.72%     1.70%      1.72%     1.64%      1.83%        1.29%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            12%       55%        35%       43%        21%          18%


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.


                                                                                      Year        Year
                                                                                     Ended       Ended
                                                                                  July 31,    Dec. 31,
Class C                                     2000      1999       1998      1997      19961       19952
========================================================================================================
Per Share Operating Data

Net asset value, beginning of period      $11.23    $11.61     $11.46    $11.07     $11.40      $10.96
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                        .50       .47        .46       .53        .31         .20
Net realized and unrealized gain (loss)     (.45)     (.39)       .18       .38       (.34)        .44
                                            ------------------------------------------------------------
Total income (loss) from investment
operations                                   .05       .08        .64       .91       (.03)        .64
--------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income        (.49)     (.46)      (.49)     (.52)      (.30)       (.20)
Distributions from net realized gain        (.04)       --         --        --         --          --
                                          --------------------------------------------------------------
Total dividends and/or distributions
to shareholders                             (.53)     (.46)      (.49)     (.52)      (.30)       (.20)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period            $10.75    $11.23     $11.61    $11.46     $11.07      $11.40
                                          ==============================================================

========================================================================================================
Total Return, at Net Asset Value3           0.51%     0.60%      5.72%     8.41%     (0.22)%      5.86%

========================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)  $2,442    $3,504     $2,439    $  956     $   72      $   39
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $2,790    $3,260     $1,638    $  380     $   78      $    5
Ratios to average net assets:4
Net investment income                       4.65%     4.02%      3.82%     4.87%      4.68%       4.68%
Expenses                                    1.89%     1.88%      1.91%5    1.75%5     1.99%5      1.92%5
Expenses, net of indirect expenses
and waiver of expenses                      1.72%     1.70%      1.72%     1.60%      1.87%       1.43%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       12%       55%        35%       43%        21%         18%


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

                          Appendix to Prospectus of
                      Oppenheimer Florida Municipal Fund



      Graphic material included in the Prospectus of Oppenheimer Florida Municipal Fund: "Annual Total Returns (Class A)(% as of 12/31 each year)":

      A bar chart will be included in the Prospectus of Oppenheimer Florida Municipal Fund (the "Fund") depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the four most recent calendar years, without deducting sales charges. Set forth below are the relevant data points that will appear on the bar chart:


Calendar                       Oppenheimer Florida
Year                           Municipal Bond Fund
Ended                          Class A Shares

12/31/94                        - 7.66%
12/31/95                         17.60%
12/31/96                           4.01%
12/31/97                           9.13%
12/31/98                           5.95%
12/31/99                        -5.08%
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Information and Services
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For More Information About Oppenheimer Florida Municipal Fund:


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The following additional information about the Fund is available without charge upon request:
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Statement of Additional Information
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This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).


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Annual and Semi-Annual Reports


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Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


----------------------------------------------------------------------------

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How to Get More Information:


----------------------------------------------------------------------------
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Fund or your account:
By Telephone:
Call OppenheimerFunds Services toll-free:
1-800-525-7048

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270

On the Internet:
You can send us a request by e-mail or
read or down-load documents on the OppenheimerFunds web site: http://www.oppenheimerfunds.com
You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1-800-942-8090) or the EDGAR database on the SEC's Internet web site at http://www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov. or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:
OppenheimerFunds Distributor, Inc.

The Fund's SEC File No. is 811-5867
PR0795.001.1100  Printed on recycled paper.

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Oppenheimer Florida Municipal Fund
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6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048

 Statement of Additional Information dated November 27, 2000


      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 27, 2000. It should be read together with the Prospectus. You can obtain the Prospectus by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents                                                     Page

About the Fund
Additional Information About the Fund's Investment Policies and Risks
    The Fund's Investment Policies.................................
    Municipal Securities...........................................
    Other Investment Techniques and Strategies.....................
    Investment Restrictions........................................
How the Fund is Managed............................................
    Organization and History.......................................
    Trustees and Officers of the Fund..............................
    The Manager ...................................................
Brokerage Policies of the Fund.....................................
Distribution and Service Plans.....................................
Performance of the Fund............................................

About Your Account
How To Buy Shares..................................................
How To Sell Shares
How to Exchange Shares.............................................
Dividends, Capital Gains and Taxes.................................
Additional Information About the Fund..............................

Financial Information About the Fund
Independent Auditors' Report.......................................
Financial Statements ..............................................
Appendix A: Municipal Bond Ratings..............................A-1
Appendix B: Industry Classifications............................B-1
Appendix C: Special Sales Charge Arrangements and Waivers.......C-1

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ABOUT THE FUND
-------------------------------------------------------------------------------

Additional Information About the Fund's Investment Policies and Risks

      The investment objective and the principal investment policies of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager uses in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goals. It may use some of the special investment techniques and strategies at some times or not at all.

      The Fund does not make investments with the objective of seeking capital growth, since that would be inconsistent with its goal of seeking tax exempt income. However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors, prior to their maturity. Because the current value of debt securities vary inversely with changes in prevailing interest rates, if interest rates increased after a security is purchased, that security will normally decline in value. Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under "About the Fund's Investments." Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

      |X| Municipal Bonds. We have classified municipal securities having a maturity (when the security is issued) of more than one (1) year as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and "revenue" (including "industrial development") bonds. They may have fixed, variable or floating rates of interest, as described below.
      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is five (5) to ten (10) years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

           |_| General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

           |_| Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

           Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

           |_| Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

           |_| Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt. However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified
Section 501(c)(3) bonds, and qualified student loan bonds.

      In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. The Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax on individuals and corporations. There are no limits on the amount of assets the Fund may invest in private activity securities.

      The Federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

      In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

      To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds. Therefore, the Fund may not be an appropriate investment for entities which are "substantial users" (or persons related to "substantial users") of such exempt facilities. Those entities and persons should consult their tax advisers before purchasing shares of the Fund.

      A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

      |X| Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one (1) year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

           |_| Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

           |_|  Revenue   Anticipation   Notes.   These  are  notes  issued  in
expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue-sharing programs.

           |_| Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

           |_|  Construction  Loan  Notes.  These  are sold to  provide  project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

      |X| Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

           Some municipal lease securities may be deemed to be "illiquid" securities. Their purchase by the Fund would be limited as described below in "Illiquid Securities." From time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees. Those guidelines require the Manager to evaluate:
      |_| the frequency of trades and price quotations for such securities; |_| the number of dealers or other potential buyers willing to purchase or sell such securities; |_| the availability of market-makers; and |_| the nature of the trades for such securities.

      Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund. While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

      |X| Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Services ("S&P") and Fitch, Inc. ("Fitch") represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

      Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade, securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund's policy of preservation of capital, the Fund limits its investments in lower quality securities. While securities rated "Baa" by Moody's or "BBB" by S&P are investment grade, they may be subject to special risks and have some speculative characteristics.

      Subsequent to its purchase by the Fund, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, S&P, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

      The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

      The rating definitions of Moody's, S&P and Fitch for municipal securities are contained in Appendix A to this Statement of Additional Information. The Fund can purchase securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

Special Risks of Investing Primarily in Florida Municipal Securities. Because the Fund focuses its investments primarily on Florida municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of Florida and its municipalities, authorities and other instrumentalities that issue securities. The ability of the state government and its agencies, authorities, instrumentalities and subdivisions (such as cities, towns and counties) to meet their debt obligations depends primarily on the availability of tax revenues and other revenues.

      The financial condition of the state and those other agencies and local governments may be affected from time to time by economic, political, demographic and natural conditions. In addition, constitutional amendments, legislative measures, executive orders and voter initiatives may limit a government's power to raise revenues or increase taxes. That could adversely affect the ability of an issuer of particular debt obligations to meet its financial obligations. The market value and marketability of Florida municipal securities and the availability of the interest income and repayment of principal on those securities could be adversely affected by a default or financial crisis relating to the State, its agencies, authorities, instrumentalities and subdivisions.

      There have been a number of political developments, economic issues and legislation in Florida in recent years that may affect the ability of the State government, municipal governments and other issuers to pay interest and repay principal on the securities they have issued. It is not possible to predict the future impact of the legislation and economic considerations described below on the long-term ability of the State of Florida or Florida municipal issuers and other issuers to pay interest or repay principal on their obligations. The information below about these factors and conditions is only a brief summary, based upon information the Fund has drawn from sources that it believes are reliable, but does not purport to be a complete description of those factors and conditions.

      |_| Effect of General Economic Conditions in the State. In recent years the State of Florida and its economy have experienced steady growth. The state's population has grown in recent years so that the state is now the fourth most populous state in the country. The State's population is expected to grow to 16 million by the end of the year 2001. While there are indications that the population growth in Florida is slowing, the growth is likely to continue to nearly double the national rates. The percent growth rates in both personal income and employment continue to outpace those of the nation. The state's unemployment rate has generally been on par with or slightly below the national unemployment rate.

      Florida's economy is characterized by rapid growth, substantial capital needs, a manageable debt burden, a diversifying but still somewhat narrow economic base and good financial operations. Florida's economy remains heavily dependent on tourism and agriculture; however, foreign trade, technology-based manufacturing, healthcare, construction and financial services have become key elements of Florida's economic growth.

      The financial operations of Florida's state government are considerably different than most other states, because Florida does not impose an individual income tax. Specifically, Florida's Constitution does not permit a state or local individual income tax upon the income of natural persons who are residents or citizens of Florida in excess of amounts that may be credited against or deducted from any similar tax levied by the United States or any other state. Accordingly, a constitutional amendment approved by the electors of the State would be necessary to impose a state individual income tax in excess of the foregoing constitutional limitations. The lack of an individual income tax exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could effect the State's ability to pay its obligations in a timely manner.
      The Florida Constitution and Florida Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year (July 1 - June
30). Pursuant to a constitutional amendment commonly referred to as the "Limitation on State Revenues Amendment," State revenues collected for any fiscal year are limited to State revenues allowed under the amendment for the prior fiscal year plus an adjustment for growth. Growth is defined as an amount equal to the average annual rate of growth in State personal income over the previous twenty fiscal quarters multiplies by the State revenues allowed under the amendment for the prior fiscal year. Revenues collected in excess of the limitation are required to be deposited into the Budget Stabilization Fund until the fund reaches a maximum balance as set forth in the Florida Constitution. Any further excess is required to be refunded to taxpayers as provided by general law. The limitation on Statue revenues imposed by the amendment may be increased by two-thirds vote of each house of the Legislature.

      Many of the provisions of that constitutional amendment are ambiguous and likely will not be clarified until State courts have ruled on their meanings. Further, it is unclear how the Florida Legislature will implement the language of the amendment and whether that implementing legislation will be subject to court interpretation. The impact of that amendment on State finances cannot be predicted. To the extent local governments traditionally receive revenues from the State that are subject to, and limited by, the amendment, the future distribution of such State revenues may be adversely affected by the operation of the amendment.

      Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of four funds: the General Revenue Fund, Trust Funds, the Working Capital Fund and the Budget Stabilization Fund. Direct revenue is derived mostly from taxes and fees, with Federal grants and other special revenues constituting the remainder. The majority of the State tax revenues is deposited in the General Revenue Fund. The Working Capital Fund receives those revenues in the General Revenue Fund that exceed the amount needed to meet all appropriations. Monies received by the State which under law or trust agreement are segregated for a purpose authorized by law are held in the Trust Funds.

      Total State taxation produced $27.2 billion in revenue in fiscal year 1999-2000, a 5.1% increase from fiscal year 1998-99. The Sales and Use Tax is the greatest single source of tax receipts in Florida. For the State Fiscal year ended June 30, 2000, receipts from this source were approximately $15.1 billion, an increase of 8.3% from fiscal year 1998-99. The second largest source of State tax receipts is the Motor Fuel Tax, which produced an estimated $1,663 million in collections during the fiscal year 1999-2000. Gross Receipt Tax collections for the fiscal year 1999-2000, an increase of 3.9% from fiscal year 1998-99. The receipts of corporate tax income were $1,407 million for fiscal year 1999-2000. Gross Receipts Tax collection for fiscal year 1999-2000 totaled $666 million, an increase of 4.2% over the previous fiscal year. Documentary stamp tax receipts totaled $1,223.5, posting a 3.2% increase from the previous fiscal year.

      The intangible personal property tax is a tax on stocks, bonds, notes, governmental leaseholds, certain implied partnership interests, mortgages and other obligations not secured by liens on Florida realty, and other intangible personal property. Total collections from intangible personal property taxes were $995 million during the fiscal year ending June 30, 2000. The intangible personal property tax rate is currently 1.5 mills (a mill is $1.00 of tax per $1,000.00 of property value), but will decrease to 1 mill effective for those tax years beginning after December 21, 2000. Also effective December 31, 2000, the Florida Legislature exempted the value of accounts receivable from the intangible tax. The proposed fiscal impact of these changes to the General Revenue is $202.3 million for the 2000-2001 fiscal year. Florida has proposed eliminating the intangible tax entirely by the 2001-2002 fiscal year.

      In November 1986, the voters of the State of Florida approved a constitutional amendment allowing the State to establish and operate a statewide lottery. The estimated ticket sales from the lottery during fiscal year 1999-2000 were approximately $2.27 billion.

      For fiscal year 2000-2001, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $21.7 billion, a 8.1% increase over fiscal year 1999-2000. The $19.4 billion in estimated revenues represents a 4.3% increase over the fiscal year 1999-2000 level. With combined General Revenue, Working Capital and Budget Stabilization Fund appropriations of $20.1 billion, unencumbered reserves at the end of fiscal year 1999-2000 are estimated at $1,521 million.

      Due to Florida's size and the activities of its many government agencies, it (as well as its officers and employees) is often involved in various litigation matters. The effects of these lawsuits on the State's economic condition cannot be accurately forecasted or predicted.

      Florida coastal communities and, to a lesser extent, interior communities remain susceptible to the potential destructive power of tropical storms and hurricanes. In 1992, Hurricane Andrew caused severe damage to the South Florida region. The 1998 and 1999 hurricane seasons produced several severe storms that caused significant damage to the many coastal communities. The severity of the economic impact of future hurricanes and tropical storms cannot be accurately predicted.

      Florida's general obligation debt currently carries ratings of Aa2, AA+ and AA by Moody's, S&P, and Fitch, respectively. Those ratings are subject to change.

      |_| Economic Issues Relating to Particular Governments in the State. In its annual report for fiscal year 1999-2000, the Office of the Chief Inspector General of the State of Florida reported that 30 municipalities or special districts were in a state of financial emergency (including the City of Miami). For these purposes, a state of financial emergency is generally considered to be two consecutive years of budget deficits. Municipalities or special districts that may be in a state of financial emergency are those that the Auditor General for the State of Florida was unable to conclude to have had sufficient revenues to cover their deficits. The operations of all these entities mentioned in the Office of the Chief Inspector General's annual report may be adversely affected by their financial condition.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

      |X| Portfolio Turnover. The Fund may engage in some short-term trading to seek its objective. Portfolio turnover can increase the Fund's transaction costs (and reduce its performance). However, in most cases the Fund does not pay brokerage commissions on debt securities it trades, so active trading is not expected to increase Fund expenses greatly. While securities trading can cause the Fund to realize gains that are distributed to shareholders as taxable distributions.

      |X| Floating Rate and Variable Rate Obligations. Variable rate demand obligations have a demand feature that allows the Fund to tender the obligation to the issuer or a third party to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligation.

      The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as a bank's prime rate, the ninety-one (91) day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one (1) year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

      The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one (1) year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one (1) year and upon no more than thirty (30) days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder. Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven (7) days are subject to the Fund's limitations on investments in illiquid securities.
      |X| Inverse Floaters and Other Derivative Investments. Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax exempt interest rates. As long as the municipal yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. The Fund will invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock option."

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative investment. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      |X| "When-Issued" and "Delayed Delivery" Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" (or "forward commitment") basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six (6) months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six (6) months and possibly as long as two
(2) years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the
opportunity   to  obtain  the  security  at  a  price  and  yield  it  considers advantageous.

      When the Fund engages in when-issued and delayed delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify on its books liquid assets at least equal to the value of purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

      |X| Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X| Puts and Standby Commitments. When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. ny consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

      |X| Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities.
      In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Fund's Board of Trustees from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one (1) to five (5) days of the purchase. Repurchase agreements having a maturity beyond seven (7) days are subject to the Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven
(7) days or less.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation.

      The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

      |X| Illiquid and Restricted Securities. The Fund has percentage limitations that apply to purchases of illiquid and restricted securities, as stated in the Prospectus. The Manager monitors holdings of illiquid and restricted securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X| Borrowing for Leverage. The Fund has the ability to borrow from banks on an unsecured basis in amounts limited (as a fundamental policy) to a maximum of 10% of its total assets, to invest the borrowed funds in portfolio securities. This technique is known as "leverage." The Fund may borrow only from banks for investment purposes and extraordinary or emergency purposes, and may borrow from affiliated investment companies only for extraordinary or emergency purposes subject to obtaining all required authorizations and regulatory approvals. As a fundamental policy, borrowings can be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund is required to reduce its bank debt within three (3) days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. The interest on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow.
      |X| Loans of Portfolio Securities. To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. These loans are limited to not more than 25% of the value of the Fund's total assets. There are risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities that will exceed 5% of the value of the Fund's total assets in the coming year. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

      The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities, It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower. The Fund may pay reasonable finder's, administrative or other fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five (5) days' notice or in time to vote on any important matter.

      |X| Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund could:
      |_| sell interest rate futures or municipal bond index futures, |_| buy puts on such futures or securities, or |_| write covered calls on securities, interest rate futures or municipal bond index futures. The Fund can also write covered calls on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

      The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund would normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Fund could:
      |_| buy interest rate futures or municipal bond index futures, or |_| buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective, are approved by its Board, and are permissible under applicable regulations governing the Fund.

      |_| Futures. The Fund may buy and sell futures contracts relating to debt securities (these are called "interest rate futures") and municipal bond indices (these are referred to as "municipal bond index futures").

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

      A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

      No money is paid or received by the Fund on the purchase or sale of a futures contract. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the Future for tax purposes. Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

      The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

      Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three (3) years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (for example, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

      |_| Put and Call Options. The Fund can buy and sell certain kinds of put options (puts) and call options (calls). These strategies are described below.

      |_| Writing  Covered  Call  Options.  The Fund can write (that is,  sell)
call   options.   The   Fund's   call   writing  is  subject  to  a  number  of
restrictions:
(1) After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
(2) Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ, the automated quotation system of The Nasdaq Stock Market, Inc. or traded in the over-the-counter market.
(3) Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine (9) months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is unlikely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

      The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker. The Securities and Exchange Commission is evaluating whether OTC options should be considered liquid securities. The procedure described above could be affected by the outcome of that evaluation.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

      The Fund may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets identified on the Fund's books. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

           |_| Purchasing Calls and Puts. The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It can also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets. The aggregate premiums paid on all options that the Fund holds at any time are limited to 20% of the Fund's total assets. The aggregate margin deposits on all futures or options on futures at any time will be limited to 5% of the Fund's total assets.

      When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not either exercised or sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

      Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

      The Fund may buy only those puts that relate to securities that the Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures). The Fund may not sell puts other than puts it has previously purchased.

      When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

      |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.

      The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible for example, that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of debt securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      The Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market may decline. If the Fund then concludes not to invest in such securities because of concerns that there may be further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

      An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised, and could incur losses.

      |_| Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

      |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions established by the Commodity Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule
4.5 adopted by the CFTC. That Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging osition. However, under the Rule the Fund must limit its aggregate initial futures margin and related options premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on futures positions solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the investments underlying the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.

      |X| Temporary Defensive Investments. The securities the Fund can invest in for temporary defensive purposes include the following:
           |_|  short-term municipal securities;
           |_| obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
           |_| corporate debt securities rated within the three highest grades by a nationally recognized rating agency;
           |_| commercial paper rated "A-1" by S&P, or a comparable rating by another nationally recognized rating agency; and
           |_| certificates of deposit of domestic banks with assets of $1 billion or more.

      |X| Taxable Investments. While the Fund can invest up to 20% of its total assets in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the Fund would not be able to meet its objective of providing tax exempt income to its shareholders. Taxable investments include, for example, hedging instruments, repurchase agreements, and some of the types of securities it would buy for temporary defensive purposes.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:
      |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or |_| more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      |X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

      |_| The Fund cannot concentrate its investments to the extent of 25% of its total assets in any industry. However, there is no limitation as to the Fund's investments in municipal securities in general or in Florida municipal securities, or in obligations issued by the U.S. Government and its agencies or instrumentalities.

      |_| The Fund cannot invest in real estate. This restriction shall not prevent the Fund from investing in municipal securities or other permitted securities that are secured by real estate or interests in real estate.

      |_| The Fund cannot make loans except (a) by lending portfolio securities,
(b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through repurchase agreements, and (d) through an interfund lending program with other affiliated funds. No loan may be made through interfund lending if, as a result, the aggregate of those loans would exceed 33 1/3% of the value of the Fund's total assets (taken at market value at the time the loan is made).

      |_| The Fund cannot borrow money or securities for any purposes except that (a) borrowing up to 10% of the Fund's total assets from banks and/or affiliated investment companies as a temporary measure for extraordinary or emergency purposes and (b) borrowing up to 5% of the Fund's total assets from banks for investment purposes, is permitted.

      |_| The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

      |_| The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

      Unless the Prospectus or Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      |X| Does the Funds Have Other Restrictions that are Not Fundamental Policies?

      The Fund has several additional restrictions on its investment policies that are not fundamental, which means that they can be changed by the Board of Trustees, without obtaining shareholder approval.

      |_| The Fund cannot invest in securities or other investments other than municipal securities, the temporary investments described in its Prospectus, repurchase agreements, covered calls, private activity municipal securities and hedging instruments described in "About the Fund" in the Prospectus or this Statement of Additional Information.

      |_| The Fund will not invest more than 10% of its net assets in securities which are restricted as to disposition under the federal securities laws, except that the Fund may purchase without regard to this limitation restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

      |_| The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign its assets to secure a debt. However, the use of escrow or other collateral arrangements in connection with the Fund's policy on borrowing and hedging instruments is permitted.

      |_| The Fund cannot buy or sell futures contracts other than interest rate futures and municipal bond index futures.

      |_| The Fund cannot purchase securities other than hedging instruments on margin. However, the Fund may obtain short-term credits that may be necessary for the clearance of purchases and sales of securities.

      |_| The Fund cannot sell securities short.

Non-Diversification of the Fund's Investments. The Fund is a series of a trust that is "non-diversified," as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that the Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

      Being non-diversified poses additional investment risks, because if the Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. By qualifying, it does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

      The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. To implement its policy not to concentrate its assets, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. Those industry classifications are not a fundamental policy.

      In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. Although this application of the concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval. The Manager has no present intention of investing more than 25% of the Fund's total assets in securities paying interest from revenues of similar type projects or in industrial development bonds. This is not a fundamental policy and therefore could be changed without shareholder approval. However, if that change were made, the Prospectus or this Statement of Additional Information would be supplemented to reflect the change.


How the Fund Is Managed

Organization and History. The Fund is a series of a Massachusetts business trust that was originally organized in 1989, as a trust having one series. In 1993 it was reorganized to be a multi-series business trust (now called Oppenheimer Multi-State Municipal Trust). The Fund was added as a separate series of that Trust in June 1993. The Trust is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. Each of the three series of the Trust is a separate fund that issues its own shares, has its own investment portfolio, and has its own assets and liabilities.

      The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      |X| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. Each class of shares:
      o has its own dividends and distributions,
      o pays certain expenses which may be different for the different classes,
      o may have a different net asset value,
      o may have separate voting rights on matters in which the interests of one class are different from the interests of another class, and o votes as a class on matters that affect that class alone.

      All classes invest in the same investment portfolio. Shares are freely transferable. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      The Trustees are authorized to create new series and classes of shares. The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      |X| Meetings of Shareholders. As a series of a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least ten (10) shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the shareholder lists available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six (6) months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

      |X| Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the trust of which the Fund is a series) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. The contracts further states that the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations and occupations during the past five (5) years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Trustees are Trustees or Directors of the following New York-based Oppenheimer funds1:


Oppenheimer California Municipal Fund Oppenheimer Large Cap Growth Fund Oppenheimer Capital Appreciation Fund Oppenheimer Capital Preservation Fund Oppenheimer Money Market Fund, Inc. Oppenheimer Developing Markets Oppenheimer Multiple Strategies Fund Fund Oppenheimer Discovery Fund Oppenheimer
Multi-Sector Income Oppenheimer Emerging Growth Fund Trust Oppenheimer Enterprise Fund Oppenheimer Emerging Oppenheimer Multi-State Municipal Technologies Fund Trust Oppenheimer Europe Fund Oppenheimer Municipal Bond Fund Oppenheimer Global Fund Oppenheimer New York Municipal Fund Oppenheimer Global Growth & Income Fund Oppenheimer Series Fund, Inc. Oppenheimer Gold & Special Minerals Fund Oppenheimer U.S. Government Trust Oppenheimer Growth Fund Oppenheimer Trinity Core Fund Oppenheimer International Growth Fund Oppenheimer Trinity Growth Fund Oppenheimer International Small Company Fund Oppenheimer Trinity Value Fund
                                  Oppenheimer World Bond Fund


      Ms. Macaskill and Messrs. Spiro, Donohue, Zack, Wixted, Bishop and Farrar respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of November 15, 2000, the Trustees and Officers of the Fund as a group owned of record or beneficially more than 1% of the outstanding Class A shares of the Fund and no shares of Class B or C. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. Ms. Macaskill and Mr. Donohue are trustees of that plan.

Leon Levy, Chairman of the Board of Trustees, Age: 75.
280 Park Avenue, New York, NY 10017
General  Partner of Odyssey  Partners,  L.P.  (investment  partnership)  (since
1982) and Chairman of Avatar Holdings, Inc. (real estate development).

Donald W. Spiro, Vice Chairman of the Board of Trustees, Age: 74. 399 Ski Trail, Smoke Rise, New Jersey 07405 Formerly he held the following positions: Chairman Emeritus (August 1991 August 1999), Chairman (November 1987 - January 1991) and a director (January 1969 - August 1999) of the Manager; President and Director of OppenheimerFunds Distributor, Inc., a subsidiary of the Manager and the Fund's Distributor (July 1978 - January 1992).



Bridget A. Macaskill*, President and Trustee; Age: 52.
Two World Trade Center, New York, New York 10048-0203
Chairman (since August 2000), Chief Executive Officer (since September 1995) and a director (since December 1994) of the Manager; President (since September
1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President, Chief Executive Officer and a director (since March 2000) of OFI Private Investments, Inc., an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September 1995), transfer agent subsidiaries of the Manager; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; a director of HarbourView Asset Management Corporation
(since July 1991) and of Oppenheimer  Real Asset  Management,  Inc.  (since July
1996),  investment adviser  subsidiaries of the Manager; a director (since April
2000) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director of Prudential Corporation plc (a U.K. financial service company); President and a trustee of other Oppenheimer funds; formerly President of the Manager (June 1991 - August 2000).

Robert G. Galli, Trustee, Age: 67.
19750 Beach Road, Jupiter, FL 33469
A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman (October 1995 - December 1997) and Executive Vice
President (December 1977 - October 1995) of the Manager; Executive Vice President and a director (April 1986 - October 1995) of
HarbourView Asset Management Corporation.

Phillip A. Griffiths, Trustee, Age: 62.
97 Olden Lane, Princeton, N. J. 08540
The Director of the Institute for Advanced Study, Princeton, N.J. (since 1991) and a member of the National Academy of Sciences (since 1979); formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of Mathematics at Duke University, a director of Research Triangle Institute, Raleigh, N.C., and a Professor of Mathematics at Harvard University.

Benjamin Lipstein, Trustee, Age: 77.
591 Breezy Hill Road, Hillsdale, N.Y. 12529
Professor   Emeritus  of   Marketing,   Stern   Graduate   School  of  Business
Administration, New York University.

Elizabeth B. Moynihan, Trustee, Age: 71.
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institute), Executive Committee of Board of Trustees of the National Building Museum; a member of the Trustees Council, Preservation League of New York State.



Kenneth A. Randall, Trustee, Age: 73.
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), and Prime Retail, Inc. (real estate investment trust); formerly President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.

Edward V. Regan, Trustee, Age: 70.
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College; a director of RBAsset (real estate manager); a director of OffitBank; Trustee, Financial Accounting Foundation (FASB and GASB); President, Baruch College of the City University of New York; formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee, Age: 68.
8 Sound Shore Drive, Greenwich, Connecticut 06830
Chairman of The Directorship Search Group, Inc. (corporate governance consulting and executive recruiting); a director of Professional Staff Limited (a U.K. temporary staffing company); a life trustee of International House (non-profit educational organization), and a trustee of the Greenwich Historical Society.

Clayton K. Yeutter, Trustee, Age: 69.
10475 E. Laurel Lane, Scottsdale, Arizona 85259
Of Counsel, Hogan & Hartson (a Washington, D.C. law firm). Other directorships: Allied Zurich Pl.c; ConAgra, Inc.; FMC Corporation; Farmers Group Inc.; Oppenheimer Funds; Texas Instruments Incorporated; Weyerhaeuser Co. and Zurich Allied AG.

Andrew J. Donohue, Secretary, Age: 50.
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of OppenheimerFunds Distributor, Inc.; Executive Vice President, General Counsel and a director (since September 1995) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation (since September 1995); and of Oppenheimer Real Asset Management, Inc. (since July 1996); Vice President and a director (since October 1997) of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc; General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer, Age: 41.
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund
Controller for the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 36.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer Funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Brian W. Wixted, Treasurer, Age: 41.
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since April 1999) of HarbourView Asset Management Corporation, Shareholder
Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc.; of OFI Private Investments, Inc. (since March 2000) and of OppenheimerFunds International Ltd. and Oppenheimer Millenium Funds plc (since May 2000), Treasurer and Chief Financial Officer (since May 2000) of PIMCO Trust Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and Centennial Asset Management Corporation; an officer of other Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991
- March 1995).

Robert G. Zack, Assistant Secretary, Age: 52.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), Shareholder Financial Services, Inc. (since November 1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Jerry A. Webman, Portfolio Manager, Age: 51.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President and Senior Investment Officer and Director of the Fixed Income Department of the Manager (since February 1996); Senior Vice President of HarbourView Asset Management Corporation (since May 1999); a portfolio manager of other Oppenheimer funds; before joining the Manager in February 1996, he was a Vice President and portfolio manager with Prudential Investment Corporation (March 1986 - February 1996).

      |X| Remuneration of Trustees. The officers of the Fund and certain Trustees of the Fund (Ms. Macaskill and Mr. Spiro) are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended July 31, 2000. The compensation from all of the New York-based Oppenheimer funds (including the Fund) was received as a director, trustee or member of a committee of the boards of those funds during the calendar year 1999.

----------------------------------------------------------------------
                                                     Total
                                      Retirement     Compensation
                                      Benefits       from all
                      Aggregate       Accrued        New York-Based
                      Compensation    as Fund        Oppenheimer
Name and Position     from Fund1      Expenses       Funds (29
                                                     Funds)2
----------------------------------------------------------------------
----------------------------------------------------------------------
Leon Levy             $2,102          $1,284         $166,700
Chairman
----------------------------------------------------------------------
----------------------------------------------------------------------
Robert G. Galli       $411            None           $177,714
Study Committee
Member 3
----------------------------------------------------------------------
----------------------------------------------------------------------
Phillip A. Griffiths4 $174            None           $    5,125
----------------------------------------------------------------------
----------------------------------------------------------------------
Benjamin Lipstein     $1,961          $1,253         $144,100
Study Committee
Chairman,
Audit Committee
Member
----------------------------------------------------------------------
----------------------------------------------------------------------
Elizabeth B. Moynihan $898            $399           $101,500
Study Committee
Member
----------------------------------------------------------------------
----------------------------------------------------------------------
Kenneth A. Randall    $1,204          $752           $  93,100
Audit Committee
Member
----------------------------------------------------------------------
----------------------------------------------------------------------
Edward V. Regan       $452            None           $  92,100
Proxy Committee
Chairman, Audit
Committee Member
----------------------------------------------------------------------
----------------------------------------------------------------------
Russell S. Reynolds,  $587            $249           $  68,900
Jr.
Proxy Committee
Member
----------------------------------------------------------------------
----------------------------------------------------------------------
Donald W. Spiro       $185            None           $  10,250

----------------------------------------------------------------------
----------------------------------------------------------------------
Clayton K. Yeutter    $60             None           $  51,675
Proxy Committee
Member 5
----------------------------------------------------------------------
-----------------------
1 Aggregate compensation includes fees, deferred compensation, if any, and retirement plan benefits accrued for a Director.
2 For the 1999 calendar year.
3 Calendar year 1999 includes compensation from the Oppenheimer New York, Quest and Rochester funds. 4 Includes $1,799 deferred under Deferred Compensation Plan described below. 5 Includes $619 deferred under Deferred Compensation Plan described below.

      |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five (5) years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the New York-based Oppenheimer funds for at least fifteen (15) years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

      |X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

      |X| Major Shareholders. As of October 10, 2000, the only persons who owned of record or who were known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares were:

      Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E., 3rd Floor, Jacksonville, Florida 32246, which owned 243,863.366 Class B shares (representing approximately 15.36% of the Fund's then-outstanding Class B shares), for the benefit of its customers and also owned 53,156.729 Class C shares (representing approximately 24.06% of the Fund's then-outstanding Class C shares), for the benefit of its customers.

      NFSC FEBO, 61 Osprey Village Drive, Amelia Island, Florida 32034, which owned 19,647.765 Class C shares (representing approximately 8.89% of the Fund's then-outstanding Class C shares), for the benefit of William S. Cashel, Jr. deceased, Marie C. Cashel JT WROS.

      PaineWebber For the Benefit of Glenna B. Cohen or Donald S. Bauman Trustees Under Deed of Trust dated 7/24/92, 4271 Bocaire Boulevard, Boca Raton, Florida 33487, which owned 16,626.361 Class C shares (representing approximately 7.52% of the Fund's then-outstanding Class C shares).

      Donaldson Lufkin Jenrette Securities Corporation, Inc., P.O. Box 2052, Jersey City, New Jersey 07303, which owned 13,297.179 Class C shares (representing approximately 6.01% of the Fund's then-outstanding Class C shares).

      Doris Weisman, 32 Crescent Avenue, Buffalo, New York 14214, who owned 11,225.975 Class C shares (representing approximately 5.08% of the Fund's then-outstanding Class C shares).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      |X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1-202-942-8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at http://www.sec.gov. Copies may be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

      |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business.

      The portfolio manager of the Fund is employed by the Manager and is the person who is responsible for the day-to-day management of the Fund's investment portfolio. Other members of the Manager's Fixed-Income Portfolio Team provide the portfolio manager with research and counsel in managing the Fund's investments.

      That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to disinterested Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three (3) fiscal years are listed below.


----------------------------------------------------------------------


                                               Management Fee Paid to
Fiscal Year                 Management Fee     OppenheimerFunds, Inc.
Ending 7/31               (Without Voluntary         (after waiver)
                               Waiver)
----------------------------------------------------------------------
----------------------------------------------------------------------
1998                    $304,671               $276,744
$109,426
----------------------------------------------------------------------
----------------------------------------------------------------------
1999                    $368,319               $334,792
$230,723
----------------------------------------------------------------------
----------------------------------------------------------------------
2000                    $338,509               $251,063
----------------------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of any investment of the Fund assets made with due care and in good faith. The agreement permits the Manager to act as investment adviser for any other person, firm or corporation. The Manager can use the name "Oppenheimer" in connection with other investment companies for which it or an affiliate is the investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager can withdraw its permission to the Fund to use the name "Oppenheimer" as part of its name.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund. The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions. Under the agreement, the Manager may employ those broker-dealers (including "affiliated" brokers, as that term is defined in the Investment Company Act) that, in the Manager's best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions. "Best execution" refers to prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, the Manager may select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The concessions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the concession is fair and reasonable in relation to the services provided. Subject to those other considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally the Manager's portfolio traders allocate brokerage upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price.

      The Fund seeks to obtain prompt execution of orders at the most favorable net prices. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates. Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received by the Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Trustees permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board also permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing research services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

      The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is discussed in the table below:

 -------------------------------------------------------------------


         Aggregate   Class A    Concessions  ConcessionsConcessions
 Fiscal  Front-End   Front-End  on Class A   on Class   on Class C
 Year    Sales       Sales      Shares       B Shares   Shares
 Ended   Charges on  Charges    Advanced by  Advanced   Advanced
 7/31:   Class A     Retained   Distributor1 by         by
         Shares      by                      DistributorDistributor1
                     Distributor*
 -------------------------------------------------------------------
 -------------------------------------------------------------------
   1998   $231,974    $359,950    $10,873     $245,210    $15,018
 -------------------------------------------------------------------
 -------------------------------------------------------------------
  1999    $110,080    $20,665     $ 2,577     $244,821    $13,047
 -------------------------------------------------------------------
 -------------------------------------------------------------------
  2000    $ 61,567    $12,979     $ 1,377     $115,116    $ 3,640
 -------------------------------------------------------------------
1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.
* Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

 -------------------------------------------------------------------

            Class A           Class B           Class C Contingent
 Fiscal     Contingent        Contingent        Deferred Sales
 Year       Deferred Sales    Deferred Sales    Charges Retained
 Ended      Charges Retained  Charges Retained  by Distributor
 7/31:      by Distributor    by Distributor
 -------------------------------------------------------------------
 -------------------------------------------------------------------
    2000          $238             $66,402             $742
 -------------------------------------------------------------------

      For additional information about distribution of the Fund's shares, including fees and expenses, please refer to "Distribution and Service Plans."

Distribution and Service Plans. The Fund has adopted a Service Plan for its Class A shares and Distribution and Service Plans for its Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans, the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees of the Fund, including a majority of the Independent Trustees,2 cast in person at a meeting called for the purpose of voting on that plan.

      Under the plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use profits from the advisory fee it receives from the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to plan recipients from their own resources.

      Unless a plan is terminated as described below, the plan continues in effect from year to year, but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under the plan must be approved by shareholders of the class affected by the amendment. Because Class B shares automatically convert into Class A shares after six (6) years, the Fund must obtain the approval of both Class A and Class B shareholders for an amendment to the Class A plan that would materially increase the amount to be paid under that plan. That approval must be by a "maturity" (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Fund's Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty.

      Each plan states that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This provision does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plan for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fees at the maximum rate allowed under the plans and has set no minimum asset amount needed to qualify for payments.

      |_| Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets of Class A shares held in accounts of the service providers or their customers.

      For the fiscal year ended July 31, 2000, payments under the Plan for Class A shares totaled $83,434, all of which was paid by the Distributor to recipients. That included $882 paid to an affiliate of the Distributor. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

|_|   Class B and Class C Service and Distribution Plans.

      Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plans during that period. The types of services that recipients provide for the service fee are similar to the services provided under Class A plans, described above.

      The Class B and Class C plans permit the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor presently intends to pay recipients the service fee on Class B and Class C shares in advance for the first year the shares are outstanding. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for an advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares.

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fees and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:
      |_| pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, |_| may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate, |_| employs personnel to support distribution of shares, and |_| bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The Class B and Class C plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

 --------------------------------------------------------------------
 Distribution  Fees Paid to the Distributor in the Fiscal Year Ended
 7/31/00
 --------------------------------------------------------------------
 --------------------------------------------------------------------
                                        Distributor's Distributor's
                                        Aggregate     Unreimbursed
          Total          Amount         Unreimbursed  Expenses as %
          Payments       Retained by    Expenses      of Net Assets
 Class:   Under Plan     Distributor    Under Plan    of Class
 --------------------------------------------------------------------
 --------------------------------------------------------------------
 Class B  $192,858       $154,110       $563,708          3.16%
 Plan
 --------------------------------------------------------------------
 --------------------------------------------------------------------
 Class C  $  27,962      $    7,304     $  30,968         1.27%
 Plan
 --------------------------------------------------------------------

      All payments under the Class B and Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees to NASD members.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield,"
"tax-equivalent yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance during its most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

      |_| Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
      |_| The Fund's performance returns do not reflect the effect of taxes on distributions.
      |_| An investment in the Fund is not insured by the FDIC or any other government agency.
      |_| The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
      |_| Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

      |_| Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated thirty (30) day period. It is not based on actual distributions paid by the Fund to shareholders in the thirty (30) day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

                         Standardized Yield = 2[(a-b     6
                                                 --- + 1) - 1]
                                                 cd

      The symbols above represent the following factors:
      a =dividends and interest earned during the thirty (30) day period.
      b =expenses accrued for the period (net of any expense assumptions).
      c =the average  daily number of shares of that class  outstanding  during the thirty (30) day period that were entitled to receive dividends.
      d =the maximum  offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular thirty (30) day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a thirty (30) day period occurs at a constant rate for a six (6) month period and is annualized at the end of the six (6) month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any thirty (30) day period.

      |_| Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by twelve (12) (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

           Dividend  Yield  =  dividends  paid  x  12/maximum   offering  price
(payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

      |_| Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated Federal tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

      The tax-equivalent yield is based on a thirty (30) day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your Federal and state taxable income (the net amount subject to Federal income tax after deductions and exemptions). The tax-equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply.

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       The Fund's Yields for the 30-Day Periods Ended 7/31/00
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                                 Tax-Equivalent
           Standardized Yield    Dividend Yield    Yield (39.6% Fed.
                                  Tax Bracket)
Class of
Shares
----------------------------------------------------------------------
----------------------------------------------------------------------
           Without             Without            Without
           Sales     After     Sales     After    Sales     After
           Charge    Sales     Charge    Sales    Charge    Sales
                     Charge              Charge             Charge
----------------------------------------------------------------------
----------------------------------------------------------------------
Class A        5.39%     5.13%     5.31%    5.06%     8.92%     8.49%
----------------------------------------------------------------------
----------------------------------------------------------------------
Class B        4.63%       N/A     4.59%      N/A     7.67%       N/A
----------------------------------------------------------------------
----------------------------------------------------------------------
Class C        4.63%       N/A     4.60%      N/A     7.67%       N/A
----------------------------------------------------------------------

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten (10) years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the one (1) year period.

      |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                                  1/n
                              ERV
                              ---    - 1 = Average Annual Total Return
                               P

      |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                              ERV-P
                              ----- = Total Return
                                P

      |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

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       The Fund's Total Returns for the Periods Ended 7/31/00
----------------------------------------------------------------------
----------------------------------------------------------------------
           Cumulative           Average Annual Total Returns
         Total Returns
          (10 years or
         life of class)
Class
of
Shares
----------------------------------------------------------------------
----------------------------------------------------------------------
                                           5-Year         10-Year
                            1-Year       (or life of    (or life of
                                           class)          class)
----------------------------------------------------------------------
----------------------------------------------------------------------
         After   WithoutAfter   WithoutAfter   Without After  Without
         Sales   Sales  Sales   Sales  Sales   Sales   Sales  Sales
         Charge  Charge Charge  Charge Charge  Charge  Charge Charge
----------------------------------------------------------------------
----------------------------------------------------------------------
Class A  29.49%1 35.94%1 -3.54%  1.28%   3.96%   4.98% 3.85%1  4.60%1
----------------------------------------------------------------------
----------------------------------------------------------------------
Class B  30.09%2 30.09%2 -4.27%  0.51%   3.85%   4.18% 3.92%2  3.92%2
----------------------------------------------------------------------
----------------------------------------------------------------------
Class C  22.43%3 22.43%3 -0.44%  0.51%  4.20%3  4.20%3    N/A     N/A
----------------------------------------------------------------------
1   Inception of Class A: 10/1/93
2   Inception of Class B: 10/1/93
3   Inception of Class C: 8/29/95

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |_| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked by Lipper against all other general municipal debt funds, other than money market funds, and other municipal bond funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |_| Morningstar Ratings and Rankings. From time to time the Fund may publish the ranking and/or star ranking of the performance of its classes of shares by Morningstar, Inc., ("Morningstar") an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is included in the municipal bond funds category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's) one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of ninety (90) day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's (or class's) performance below ninety (90) day U.S. Treasury bill returns. Risk and investment return are combined to produce star ratings reflecting performance relative to the other funds in a fund's category. Five stars is the "highest" rating (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star rating is the fund's (or class's) 3-year rating or its combined 3- and 5-year rating (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year rating (weighted 40%, 30% and 30%, respectively), depending on the inception date of the fund (or class). Ratings are subject to change monthly.

      The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Those total return rankings are percentages from one percent to one hundred percent and are not risk adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

      |_| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, the Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's Class A, Class B or Class C shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the Fund's Class A, Class B or Class C returns to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

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ABOUT YOUR ACCOUNT
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How to Buy Shares

      Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix D contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three (3) days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix D to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
         |_| Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors,
        |_|Current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
        |_|Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

      |X| The  Oppenheimer  Funds.  The  Oppenheimer  funds  are  those  mutual
funds   for   which   the   Distributor   acts  as  the   distributor   or  the
sub-distributor and currently include the following:

                                    Oppenheimer Main Street  California
Oppenheimer Bond Fund               Municipal Fund
Oppenheimer  Capital   Appreciation Oppenheimer  Main  Street  Growth &
Fund                                Income Fund
                                    Oppenheimer  Main Street  Small Cap
Oppenheimer Capital Income Fund     Fund

Oppenheimer  Capital   Preservation
Fund                                Oppenheimer MidCap Fund
Oppenheimer   California  Municipal Oppenheimer   Multiple   Strategies
Fund                                Fund
Oppenheimer Champion Income Fund    Oppenheimer Municipal Bond Fund
Oppenheimer  Convertible Securities
Fund                                Oppenheimer New York Municipal Fund
                                    Oppenheimer  New  Jersey  Municipal
Oppenheimer Developing Markets Fund Fund
Oppenheimer  Disciplined Allocation Oppenheimer  Pennsylvania Municipal
Fund                                Fund
                                    Oppenheimer  Quest  Balanced  Value
Oppenheimer Disciplined Value Fund  Fund
                                    Oppenheimer   Quest  Capital  Value
Oppenheimer Discovery Fund          Fund, Inc.
Oppenheimer Enterprise Fund
Oppenheimer  Emerging  Technologies Oppenheimer   Quest   Global  Value
Fund                                Fund, Inc.
                                    Oppenheimer    Quest    Opportunity
Oppenheimer Emerging Growth Fund    Value Fund
                                    Oppenheimer  Quest  Small Cap Value
Oppenheimer Europe Fund             Fund
Oppenheimer Florida Municipal Fund  Oppenheimer Quest Value Fund, Inc.
Oppenheimer Global Fund             Oppenheimer Real Asset Fund
Oppenheimer  Global Growth & Income Oppenheimer  Senior  Floating  Rate
Fund                                Fund
Oppenheimer    Gold    &    Special
Minerals Fund                       Oppenheimer Strategic Income Fund
                                    Oppenheimer   Total   Return  Fund,
Oppenheimer Growth Fund             Inc.
Oppenheimer  High Yield Fund Oppenheimer  Trinity Core Fund Oppenheimer  Insured
Municipal  Fund  Oppenheimer   Trinity  Growth  Fund  Oppenheimer   Intermediate
Municipal Fund Oppenheimer Trinity Value Fund Oppenheimer International Bond Fund Oppenheimer U.S. Government Trust Oppenheimer International Growth Fund Oppenheimer World Bond Fund Oppenheimer International Small Limited-Term New York Municipal Company Fund Fund Oppenheimer Large Cap Growth Fund Rochester Fund Municipals Oppenheimer Limited-Term Government Fund

and  the  following   money  market
funds:

                                    Centennial   New  York  Tax  Exempt
Centennial America Fund, L. P.      Trust
Centennial  California  Tax  Exempt
Trust                               Centennial Tax Exempt Trust
Centennial Government Trust         Oppenheimer Cash Reserves
                                    Oppenheimer   Money   Market  Fund,
Centennial Money Market Trust       Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a thirteen (13) month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to ninety (90) days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a thirteen (13) month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to ninety (90) days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |X|  Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the thirteen (13) month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen (13) month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty
(60) days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
           (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmission.

      Before  you  establish  Asset  Builder  payments,   you  should  obtain  a
prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or your can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately ten (10) days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

      The availability of three (3) classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares in general are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

      |X| Class B Conversion. The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the shareholder under Federal income tax law. If that revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while the suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six (6) years. Shareholders should consult their tax advisors regarding the state and local tax consequences of the conversion of Class B shares into Class A shares, or any conversion or exchange of shares.

      |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. It is done by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in municipal securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

      |X| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

      |_| Long-term debt securities having a remaining maturity in excess of sixty (60) days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two (2) active market makers in the security on the basis of reasonable inquiry.
      |_| The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two (2) active market makers in the security on the basis of reasonable inquiry: (1) debt instruments that have a maturity of more than three hundred ninety seven (397) days when issued,
(2) debt instruments that had a maturity of three hundred ninety seven (397) days or less when issued and have a remaining maturity of more than sixty (60) days, and
(3) non-money market debt instruments that had a maturity of three hundred ninety seven (397) days or less when issued and which have a remaining maturity of sixty (60) days or less.

      |_|  The  following   securities   are  valued  at  cost,   adjusted  for
amortization of premiums and accretion of discounts:
(1) money market debt securities held by a non-money market fund that had a maturity of less than three hundred ninety seven (397) days when issued that have a remaining maturity of sixty (60) days or less, and
(2) debt instruments held by a money market fund that have a remaining maturity of three hundred ninety seven (397) days or less.
      |_| Securities not having readily-available market quotations are valued at fair value determined under the Board's procedures.

      If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts, calls, Interest Rate Futures and Municipal Bond Index Futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

      The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to the Fund's bank for clearance, the bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue to receive dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the bank listed on the check or at the Fund's custodian bank. That limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering Checkwriting privileges at any time without prior notice.

      In choosing to take advantage of the Checkwriting privilege by signing the Account Application or by completing a Checkwriting card, each individual who signs: (1) for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2) for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s);
(3) authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4) specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the Application, as applicable;
(5) understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6) acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Reinvestment Privilege. Within six (6) months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
      |_| Class A shares that you purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or |_| Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within ninety (90) days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any ninety (90) day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than thirty (30) days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior thirty
(30) days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three (3) business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C, below).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1-800-525-7048.
      |_| All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.
      |_| Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.
      |_| Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401 (k) plans.
      |_| Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund are not exchangeable.
      |_|  Class M shares  of  Oppenheimer  Convertible  Securities  Fund may be
exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
      |_| Class A shares of Senior Floating Rate Fund are not available by exchange of Class A shares of other Oppenheimer funds. Class A shares of Senior Floating Rate Fund that are exchanged for shares of the other Oppenheimer funds may not be exchanged back for Class A shares of Senior Floating Rate Fund.
      |_|  Class X  shares  of  Limited  Term  New  York  Municipal  Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
      |_| Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those paticipants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the thirty (30) days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      |_| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within eighteen (18) months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six
(6) years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within twelve (12) months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |_| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to fifty (50) accounts per day from representatives of authorized dealers that qualify for this privilege.

      |_| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      s|_| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise. When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among Class A, Class B and Class C shares.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are excludable from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period.

      A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

      A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources treats the dividend as a receipt of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested: (1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);
(2)   income from securities loans; or
(3) an excess of net short-term capital gain over net long-term capital loss from the Fund.

      The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of Fund shares within six (6) months of purchase (which period may be shortened by regulation) will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

      Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      |_| Florida Intangible Personal Property Tax. The Florida Department of Revenue has previously ruled that shares of a Florida series fund owned by a Florida resident will be exempt from the Florida intangible personal property tax for the following year so long as on the last business day of a calendar year the fund's portfolio includes only assets that are exempt from the Florida intangible personal property tax, such as Florida tax-exempt securities and United States Government securities. Although the date of valuation is prescribed as the close of business on the last business day of the previous calendar year, only the assets held in the portfolio of the fund on January 1 are to be valued. The Fund itself has not applied to the Florida Department of Revenue for a ruling with respect to the foregoing exemption and, although previously issued rulings are evidence of the policy of the Department of Revenue with respect to such exemption, such rulings are not binding upon the Department in the case of the Fund. Additionally, the Florida Department of Revenue has the authority to revoke or modify a previously issued ruling. However, if a ruling is revoked or modified, the revocation or modification is prospective only.

      The Fund may from time to time hold assets that are not exempt from Florida intangible personal property tax. It is possible that the Fund may not be able to fully dispose of all of the assets subject to Florida intangible personal property tax by the last business day of the calendar year. This would subject the shares of the Fund to Florida intangible personal property tax. If shares of the Fund are subject to Florida intangible personal property tax because it holds non-exempt assets on the last business day of the calendar year, only that portion of the value of the Fund's shares attributable to United States Government securities will be exempt from Florida intangible personal property taxes in the following year.

      The Fund will attempt to monitor its portfolio so that on the last business day of each calendar year the Fund's assets shall consist solely of assets exempt from Florida intangible personal property tax. Transaction costs in restructuring the Fund's portfolio in this fashion would likely reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder must first obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. The Fund's Transfer Agent, OppenheimerFunds Services, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders of the Fund. It also handles shareholder servicing and administrative functions. It is paid on an "at-cost" basis.

The Custodian. Citibank, N.A. is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal Deposit Insurance. Those uninsured balances may at times be substantial.

Independent Auditors. KPMG LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Florida Municipal Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Florida Municipal Fund as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, the seven-month period ended July 31, 1996, and the year ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Florida Municipal Fund as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, the seven-month period ended July 31, 1996, and the year ended December 31, 1995, in conformity with accounting principles generally accepted in the United States of America.



/s/ KPMG LLP
------------
KPMG LLP

Denver, Colorado
August 21, 2000

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS July 31, 2000
--------------------------------------------------------------------------------

                                    Ratings:
                                                         Moody's/                     Market
                                                        S&P/Fitch      Principal       Value
                                                       (Unaudited)      Amount       See Note 1
================================================================================================
Municipal Bonds and Notes--98.9%
------------------------------------------------------------------------------------------------
Florida--82.8%
Alachua Cnty., FL HFAU RRB, Santa Fe HCF Project,
Escrowed to Maturity, 6%, 11/15/09                          NR/AAA    $  875,000      $ 914,760
------------------------------------------------------------------------------------------------
Brevard Cnty., FL Housing FAU MH RRB,
Windover Oaks Project, Series A, 6.90%, 2/1/27              NR/AAA     1,000,000      1,082,480
------------------------------------------------------------------------------------------------
Brevard Cnty., FL Housing FAU SFM RB, 6.70%, 9/1/27         Aaa/NR       830,000        861,332
------------------------------------------------------------------------------------------------
Broward Cnty., FL Housing FAU MH RB,
Pembroke Park Apts. Project, 5.70%, 10/1/33                NR/NR/A       980,000        893,456
------------------------------------------------------------------------------------------------
Broward Cnty., FL Housing FAU MH RB,
Pembroke Park Apts. Project, 5.75%, 4/1/38                 NR/NR/A       975,000        880,035
------------------------------------------------------------------------------------------------
Broward Cnty., FL Housing FAU MH RB,
Stirling Apts. Project, 5.75%, 4/1/38                      NR/NR/A       855,000        771,723
------------------------------------------------------------------------------------------------
Clay Cnty., FL Housing FAU SFM RB, 6.55%, 3/1/28            Aaa/NR       800,000        828,856
------------------------------------------------------------------------------------------------
Collier Cnty., FL HFAU RRB,
The Moorings, Inc. Project, 7%, 12/1/19                    NR/A-/A     1,000,000      1,035,710
------------------------------------------------------------------------------------------------
Dade Cnty., FL Aviation RB, Series B,
MBIA Insured, 6.60%, 10/1/22                           Aaa/AAA/AA-     1,000,000      1,053,420
------------------------------------------------------------------------------------------------
Dade Cnty., FL IDAU RB, Miami Cerebral Palsy
Services Project, 8%, 6/1/22                                 NR/NR     2,035,000      2,130,767
------------------------------------------------------------------------------------------------
Dade Cnty., FL Professional Sports Franchise
Facilities Tax & CAP RB, MBIA Insured,
Zero Coupon, 5.85%, 10/1/261                               Aaa/AAA     3,200,000        721,408
------------------------------------------------------------------------------------------------
Fishhawk, FL CDD SPAST RB, 7.625%, 5/1/18                    NR/NR     1,000,000      1,043,710
------------------------------------------------------------------------------------------------
FL BOE Capital Outlay RRB, Public Education,
Series D, 5.75%, 6/1/22                                 Aa2/AA+/AA     3,295,000      3,354,541
------------------------------------------------------------------------------------------------
FL Heritage Harbor CDD SPAST RB,
Series B, 6%, 5/1/03                                         NR/NR       700,000        696,864
------------------------------------------------------------------------------------------------
FL HFA RB, Maitland Club Apts. Project, Series B-1,
AMBAC Insured, 6.75%, 8/1/14                           Aaa/AAA/AAA     1,000,000      1,049,740
------------------------------------------------------------------------------------------------
FL HFA RB, Riverfront Apts., Series A,
AMBAC Insured, 6.25%, 4/1/37                           Aaa/AAA/AAA     1,400,000      1,420,412
------------------------------------------------------------------------------------------------
FL Housing Finance Corp. RB, FSA Insured,
Zero Coupon, 5.55%, 7/1/301                            Aaa/AAA/AAA     7,990,000      1,241,966
------------------------------------------------------------------------------------------------
Grand Haven, FL CDD SPAST RB, Series A,
6.30%, 5/1/02                                                NR/NR     1,261,000      1,265,489
------------------------------------------------------------------------------------------------
Grand Haven, FL CDD SPAST RB, Series B,
6.90%, 5/1/19                                                NR/NR       735,000        734,508
------------------------------------------------------------------------------------------------
Heritage Springs, FL CDD Capital Improvement RB,
Series B, 6.25%, 5/1/05                                      NR/NR     1,445,000      1,436,937
------------------------------------------------------------------------------------------------
Lee Cnty., FL Housing FAU SFM RB,
Series A-2, 6.85%, 3/1/29                                   Aaa/NR       890,000        953,510
------------------------------------------------------------------------------------------------
Lee Cnty., FL IDAU HCF RRB, Shell Point
Village Project, Series A, 5.50%, 11/15/21                 NR/BBB-     1,000,000        809,190
------------------------------------------------------------------------------------------------
Lee Cnty., FL IDAU HCF RRB, Shell Point
Village Project, Series A, 5.50%, 11/15/29                 NR/BBB-     1,000,000        778,080

 12   OPPENHEIMER FLORIDA MUNICIPAL FUND

                                    Ratings:
                                                       Moody's/                        Market
                                                      S&P/Fitch        Principal        Value
                                                     (Unaudited)         Amount       See Note 1
------------------------------------------------------------------------------------------------
Florida Continued
Martin Cnty., FL IDAU RRB, Indiantown
Cogeneration Project, Series A, 7.875%, 12/15/25   Baa3/BBB-/BBB      $2,000,000     $2,016,180
------------------------------------------------------------------------------------------------
Miami Beach, FL HFAU Hospital RB, Mt. Sinai
Medical Center Project, 5.375%, 11/15/18                  NR/BBB       1,500,000      1,228,500
------------------------------------------------------------------------------------------------
Miami Beach, FL RA Tax Increment RB, City Center
Historic Convention, Series B, 6.25%, 12/1/16           Baa1/BBB         500,000        516,155
------------------------------------------------------------------------------------------------
Miami Beach, FL RA Tax Increment RB, City Center
Historic Convention, Series B, 6.35%, 12/1/22           Baa1/BBB         500,000        519,425
------------------------------------------------------------------------------------------------
Miami, FL HFAU RRB, AMBAC Insured,
Inverse Floater, 5.92%, 8/15/152                     Aaa/AAA/AAA       2,000,000      1,845,000
------------------------------------------------------------------------------------------------
Miami, FL Sanitation & Sewer Systems GOB,
FGIC Insured, 6.50%, 1/1/14                              Aaa/AAA       1,750,000      1,831,620
------------------------------------------------------------------------------------------------
Miami-Dade Cnty., FL SPO RB, Sub. Lien, Series B,
MBIA Insured, Zero Coupon, 5.50%, 10/1/281           Aaa/AAA/AAA       4,500,000        834,165
------------------------------------------------------------------------------------------------
Miami-Dade Cnty., FL SPO RB, Sub. Lien, Series B,
MBIA Insured, Zero Coupon, 5.53%, 10/1/341           Aaa/AAA/AAA       3,170,000        406,457
------------------------------------------------------------------------------------------------
Miami-Dade Cnty., FL SPO RRB, Sub. Lien, Series A,
MBIA Insured, Zero Coupon, 5.52%, 10/1/171           Aaa/AAA/AAA       5,425,000      2,004,375
------------------------------------------------------------------------------------------------
Northern Palm Beach Cnty., FL Water Control &
Improvement District RB, Unit Development 9B,
5.90%, 8/1/19                                              NR/NR       1,085,000      1,030,978
------------------------------------------------------------------------------------------------
Northern Palm Beach Cnty., FL Water Control &
Improvement District RB, Unit Development 9B,
6%, 8/1/29                                                 NR/NR       1,240,000      1,160,305
------------------------------------------------------------------------------------------------
Orlando, FL Utilities Commission Water & Electric RB,
Inverse Floater, 6.771%, 10/1/172                        Aa2/AA-       1,000,000      1,011,250
------------------------------------------------------------------------------------------------
Palm Beach Cnty., FL Housing FAU MH RB,
Windsor Park Apts. Project, Series A, 5.90%, 6/1/38      NR/NR/A         500,000        460,515
------------------------------------------------------------------------------------------------
Stoneybrook, FL CDD Capital Improvement RB,
Series A, 6.10%, 5/1/19                                    NR/NR         830,000        764,314
------------------------------------------------------------------------------------------------
Stoneybrook, FL CDD Capital Improvement RB,
Series B, 5.70%, 5/1/08                                    NR/NR       2,315,000      2,221,705
------------------------------------------------------------------------------------------------
Tampa Palms, FL Open Space & Transportation
CDD SPAST RB, Capital Improvement-Area 7 Phase
Two Project, 7.50%, 5/1/18                                 NR/NR       1,140,000      1,179,034
                                                                                     ----------
                                                                                     44,988,872
------------------------------------------------------------------------------------------------
U.S. Possessions--16.1%
PR CMWLTH Aqueduct & Sewer Authority RB,
Escrowed to Maturity, 10.25%, 7/1/09                     Aaa/AAA         500,000        626,175
------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Inverse Floater, 5.26%, 7/1/282,3
                                                           NR/NR       2,500,000      2,118,400
------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Series W, Inverse Floater,
5.994%, 7/1/102                                           Baa1/A       1,000,000      1,041,250
------------------------------------------------------------------------------------------------
PR CMWLTH Infrastructure FAU Special RRB,
Unrefunded Balance, Series A, 7.90%, 7/1/07            Baa1/BBB+         130,000        132,665



13   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                    Ratings:
                                                       Moody's/                        Market
                                                      S&P/Fitch        Principal        Value
                                                     (Unaudited)         Amount       See Note 1
------------------------------------------------------------------------------------------------
U.S. Possessions Continued
PR Telephone Authority RB, Prerefunded, MBIA
Insured, Inverse Floater, 6.763%, 1/16/152               Aaa/AAA     $ 1,000,000    $ 1,055,000
------------------------------------------------------------------------------------------------
Virgin Islands PFAU RB, Series A, 6.375%, 10/1/19        NR/BBB-       1,500,000      1,529,250
------------------------------------------------------------------------------------------------
Virgin Islands Water & PAU Electric Systems RRB,
5.30%, 7/1/18                                          NR/NR/BBB       1,500,000      1,358,550
------------------------------------------------------------------------------------------------
Virgin Islands Water & PAU Electric Systems RRB,
5.30%, 7/1/21                                          NR/NR/BBB       1,000,000        891,290
                                                                                     -----------
                                                                                      8,752,580
------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $55,814,211)                              98.9%   $53,741,452
------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                              1.1        616,494
                                                                      --------------------------
Net Assets                                                                 100.0%   $54,357,946
                                                                      ==========================

Footnotes to Statement of Investments
To simplify the listings of securities, abbreviations are used per the table below:
BOE        Board of Education             IDAU  Industrial Development Authority
CAP        Capital Appreciation           MH    Multifamily Housing
CDD        Community Development District PAU   Power Authority
CMWLTH     Commonwealth                   PFAU  Public Finance Authority
FAU        Finance Authority              RA    Redevelopment Agency
GOB        General Obligation Bonds       RB    Revenue Bonds
HCF        Health Care Facilities         RRB   Revenue Refunding Bonds
HFA        Housing Finance Agency         SFM   Single Family Mtg.
HFAU       Health Facilities Authority    SPAST Special Assessment
HTAU       Highway & Transportation       SPO   Special Obligations
           Authority

1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

2. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $7,070,900 or 13.01% of the Fund's net assets as of July 31, 2000.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,118,400 or 3.90% of the Fund's net assets as of July 31, 2000.

14   OPPENHEIMER FLORIDA MUNICIPAL FUND

Footnotes to Statement of Investments Continued

As of July 31, 2000, securities subject to the alternative minimum tax amount to $11,010,734 or 20.26% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry                                           Market Value        Percent
--------------------------------------------------------------------------------
Special Assessment                                  $13,290,831           24.6%
Multifamily Housing                                   5,508,621           10.2
Single Family Housing                                 4,935,405            9.2
Sales Tax                                             4,906,912            9.1
Hospital/Healthcare                                   3,988,260            7.4
Education                                             3,354,541            6.2
Electric Utilities                                    3,261,090            6.1
Highways                                              3,159,650            5.9
Adult Living Facilities                               2,622,980            4.9
Not-for-profit Organization                           2,130,767            4.0
Resource Recovery                                     2,016,180            3.8
General Obligation                                    1,831,620            3.4
Marine/Aviation Facilities                            1,053,420            2.0
Telephone Utilities                                   1,055,000            2.0
Water Utilities                                         626,175            1.2
                                                    ----------------------------
Total                                               $53,741,452          100.0%
                                                    ============================


See accompanying Notes to Financial Statements.

15   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES July 31, 2000
--------------------------------------------------------------------------------

=========================================================================================
Assets
Investments, at value (cost $55,814,211)--see accompanying statement        $  53,741,452
-----------------------------------------------------------------------------------------
Cash                                                                              110,262
-----------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                          763,320
Shares of beneficial interest sold                                                 65,757
Other                                                                                 716
                                                                               ----------
Total assets                                                                   54,681,507

=========================================================================================
Liabilities

Payables and other liabilities:
Dividends                                                                         152,742
Trustees' compensation                                                             62,151
Shareholder reports                                                                48,826
Shares of beneficial interest redeemed                                             17,932
Custodian fees                                                                     13,899
Transfer and shareholder servicing agent fees                                       7,130
Distribution and service plan fees                                                  6,321
Other                                                                              14,560
                                                                              ------------
Total liabilities                                                                 323,561

==========================================================================================
Net Assets                                                                    $54,357,946
                                                                              ============

==========================================================================================
Composition of Net Assets

Paid-in capital                                                               $57,456,731
------------------------------------------------------------------------------------------
Overdistributed net investment income                                            (99,301)
------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                        (926,725)
------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                    (2,072,759)
                                                                              ------------
Net Assets                                                                    $54,357,946
                                                                              ============

==========================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redempton price per share (based on net assets of
$34,050,263 and 3,165,038 shares of beneficial interest outstanding)               $10.76
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                           $11.30
------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and  offering  price per share (based on net assets of  $17,865,695  and
1,658,006 shares of beneficial interest outstanding) $10.78
------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and  offering  price per share  (based on net assets of  $2,441,988  and
227,213 shares of beneficial interest outstanding) $10.75

See accompanying Notes to Financial Statements.

16   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the Year Ended July 31, 2000
--------------------------------------------------------------------------------

==========================================================================================
Investment Income

Interest                                                                     $  3,586,889

==========================================================================================
Expenses

Management fees                                                                   338,509
------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                            83,434
Class B                                                                           192,858
Class C                                                                            27,962
------------------------------------------------------------------------------------------
Shareholder reports                                                                55,915
------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                      35,625
------------------------------------------------------------------------------------------
Custodian fees and expenses                                                        32,750
------------------------------------------------------------------------------------------
Trustees' compensation                                                              8,273
------------------------------------------------------------------------------------------
Other                                                                              26,466
                                                                                 ---------
Total expenses                                                                    801,792
Less expenses paid indirectly                                                      (6,959)
Less waiver of expenses                                                           (87,446)
                                                                                 ---------
Net expenses                                                                      707,387

==========================================================================================
Net Investment Income                                                           2,879,502

==========================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:Investments                                          (671,247)
Closing of futures contracts                                                      198,002
                                                                             -------------
Net realized loss                                                               (473,245)

------------------------------------------------------------------------------------------
Net change in unrealized depreciation on investments                          (2,099,062)
                                                                             -------------
Net realized and unrealized loss                                              (2,572,307)

==========================================================================================
Net Increase in Net Assets Resulting from Operations                         $   307,195
                                                                             =============

See accompanying Notes to Financial Statements.


17   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

Year Ended July 31,                                                2000          1999
==========================================================================================
Operations

Net investment income                                          $ 2,879,502    $ 2,748,965
------------------------------------------------------------------------------------------
Net realized gain (loss)                                          (473,245)       424,490
------------------------------------------------------------------------------------------
Net change in unrealized depreciation                           (2,099,062)    (2,594,407)
                                                                --------------------------
Net increase in net assets resulting from operations               307,195        579,048

===========================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                         (1,826,749)     (1,711,561)
Class B                                                           (875,118)       (848,422)

Class C                                                           (127,124)       (128,069)
-------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                           (112,148)             --
Class B                                                            (64,515)             --
Class C                                                             (9,867)             --

===========================================================================================
Beneficial Interest Transactions

Net  increase  (decrease)  in net  assets  resulting  from  beneficial  interest transactions:
Class A                                                           (297,142)      2,068,521
Class B                                                         (2,686,483)      2,942,094
Class C                                                           (902,642)      1,194,095

===========================================================================================
Net Assets

Total increase (decrease)                                      (6,594,593)      4,095,706
-------------------------------------------------------------------------------------------
Beginning of period                                             60,952,539     56,856,833
                                                                ---------------------------
End of period (including overdistributed net investment
income of $99,301 and $149,812, respectively)                   54,357,946     60,952,539
                                                                ===========================

See accompanying Notes to Financial Statements.

18   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                      Year        Year
                                                                                                     Ended       Ended
                                                                                                   July 31,    Dec. 31,
Class A                                              2000        1999       1998         1997         19961      1995
========================================================================================================================
Per Share Operating Data

Net asset value, beginning of period              $ 11.24     $ 11.62    $ 11.47      $ 11.07     $ 11.40      $ 10.26
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .58         .56        .54          .64         .36          .63
Net realized and unrealized gain (loss)              (.45)       (.39)       .19          .37        (.34)        1.14
                                                  ----------------------------------------------------------------------
Total income from investment operations               .13         .17        .73         1.01         .02         1.77
------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                 (.57)       (.55)      (.58)        (.61)       (.35)        (.63)
Distributions from net realized gain                 (.04)         --         --           --          --           --
                                                  ----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                      (.61)       (.55)      (.58)        (.61)       (.35)        (.63)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $ 10.76      $11.24    $ 11.62      $ 11.47     $ 11.07      $ 11.40
                                                  ======================================================================

========================================================================================================================
Total Return, at Net Asset Value2                    1.28%       1.36%      6.52%        9.39%       0.25%       17.60%

========================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)          $34,050     $35,924    $35,074      $27,446     $19,366      $19,377
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $34,296     $36,532    $32,153      $24,333     $18,415      $14,508
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:3
Net investment income                                5.41%       4.78%      4.61%        5.70%       5.50%        5.71%
Expenses                                             1.13%       1.13%      1.15%4       1.02%4      1.23%4       1.36%4
Expenses, net of indirect expenses
and waiver of expenses                               0.96%       0.95%      0.96%        0.87%       1.09%        0.53%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                12%         55%        35%          43%         21%          18%


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


19   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------


                                                                                           Year         Year
                                                                                          Ended        Ended
                                                                                       July 31,     Dec. 31,
Class B                                          2000      1999       1998      1997      19961         1995
==============================================================================================================
Per Share Operating Data

Net asset value, beginning of period          $ 11.26   $ 11.64    $ 11.49   $ 11.09    $ 11.42      $ 10.27
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .50       .47        .46       .55        .31          .55
Net realized and unrealized gain (loss)          (.45)     (.39)       .18       .37       (.34)        1.15
                                              ----------------------------------------------------------------
Total income (loss) from investment
operations                                        .05       .08        .64       .92       (.03)        1.70
--------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income             (.49)     (.46)      (.49)     (.52)      (.30)        (.55)
Distributions from net realized gain             (.04)       --         --        --         --           --
Total dividends and/or distributions          ----------------------------------------------------------------
to shareholders                                  (.53)     (.46)      (.49)     (.52)      (.30)        (.55)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $ 10.78   $ 11.26    $ 11.64   $ 11.49    $ 11.09      $ 11.42
                                              ================================================================

==============================================================================================================
Total Return, at Net Asset Value2                0.51%     0.60%      5.71%     8.56%     (0.19)%      16.81%

==============================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)      $17,866   $21,524    $19,344   $15,348    $12,865      $12,658
--------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $19,249   $21,648    $17,024   $13,812    $12,843      $10,772
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:3
Net investment income                            4.64%     4.02%      3.85%     4.93%      4.75%        4.92%
Expenses                                         1.89%     1.88%      1.91%4    1.79%4     1.97%4       2.11%4
Expenses, net of indirect expenses
and waiver of expenses                           1.72%     1.70%      1.72%     1.64%      1.83%        1.29%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            12%       55%        35%       43%        21%          18%


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.



20   OPPENHEIMER FLORIDA MUNICIPAL FUND


                                                                                      Year        Year
                                                                                     Ended       Ended
                                                                                  July 31,    Dec. 31,
Class C                                     2000      1999       1998      1997      19961       19952
========================================================================================================
Per Share Operating Data

Net asset value, beginning of period      $11.23    $11.61     $11.46    $11.07     $11.40      $10.96
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                        .50       .47        .46       .53        .31         .20
Net realized and unrealized gain (loss)     (.45)     (.39)       .18       .38       (.34)        .44
                                            ------------------------------------------------------------
Total income (loss) from investment
operations                                   .05       .08        .64       .91       (.03)        .64
--------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income        (.49)     (.46)      (.49)     (.52)      (.30)       (.20)
Distributions from net realized gain        (.04)       --         --        --         --          --
                                          --------------------------------------------------------------
Total dividends and/or distributions
to shareholders                             (.53)     (.46)      (.49)     (.52)      (.30)       (.20)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period            $10.75    $11.23     $11.61    $11.46     $11.07      $11.40
                                          ==============================================================

========================================================================================================
Total Return, at Net Asset Value3           0.51%     0.60%      5.72%     8.41%     (0.22)%      5.86%

========================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)  $2,442    $3,504     $2,439    $  956     $   72      $   39
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $2,790    $3,260     $1,638    $  380     $   78      $    5
Ratios to average net assets:4
Net investment income                       4.65%     4.02%      3.82%     4.87%      4.68%       4.68%
Expenses                                    1.89%     1.88%      1.91%5    1.75%5     1.99%5      1.92%5
Expenses, net of indirect expenses
and waiver of expenses                      1.72%     1.70%      1.72%     1.60%      1.87%       1.43%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       12%       55%        35%       43%        21%         18%



1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

21   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1.Significant Accounting Policies

Oppenheimer Florida Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal income taxes for individual investors as is available from municipal securities, consistent with preservation of capital. The Fund also seeks to offer investors the opportunity to own Fund shares exempt from Florida intangible personal property taxes. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

   The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Non-Diversification Risk. The Fund is "non-diversified" and can invest in the securities of a single issuer without limit. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.



22   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2000, a provision of 3,936 was made for the Fund's projected benefit obligations and payments of $2,049 were made to retired trustees, resulting in an accumulated liability of $62,151 as of July 31, 2000.

   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

23   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

1.Significant Accounting Policies Continued
The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 2000, $2,366 distributed in connection with Fund share redemptions increased paid-in capital and increased accumulated net realized loss. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

   There are certain risks arising from geographic concentration in any state. Certain revenue or tax related event in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

24 OPPENHEIMER FLORIDA MUNICIPAL FUND

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                  Year Ended July 31, 2000       Year Ended July 31, 1999
                                    Shares          Amount         Shares          Amount
------------------------------------------------------------------------------------------
Class A
Sold                             1,434,597    $ 15,263,868        789,844     $ 9,221,652
Dividends and/or
distributions reinvested            92,603         989,694         71,294         829,646
Redeemed                        (1,557,637)    (16,550,704)      (684,647)     (7,982,777)
                                ----------------------------------------------------------
Net increase (decrease)            (30,437)   $   (297,142)       176,491     $ 2,068,521
                                ==========================================================
------------------------------------------------------------------------------------------
Class B
Sold                               489,200    $  5,237,647        645,846     $ 7,556,033
Dividends and/or
distributions reinvested            36,703         393,459         29,901         348,434
Redeemed                          (779,600)     (8,317,589)      (426,626)     (4,962,373)
                                ----------------------------------------------------------
Net increase (decrease)           (253,697)   $ (2,686,483)       249,121     $ 2,942,094
                                ==========================================================
------------------------------------------------------------------------------------------
Class C
Sold                                72,798    $    772,696        170,949     $ 1,991,849
Dividends and/or
distributions reinvested             7,931          84,945           8,248         95,915
Redeemed                          (165,489)     (1,760,283)        (77,350)      (893,669)
                                ----------------------------------------------------------
Net increase (decrease)            (84,760)   $   (902,642)        101,847    $ 1,194,095
                                ==========================================================

================================================================================
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2000, were $6,957,253 and $11,045,159, respectively.

   As of July 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $55,814,211 was:

       Gross unrealized appreciation             $   860,261
       Gross unrealized depreciation              (2,933,020)
                                                  -----------
       Net unrealized depreciation               $(2,072,759)
                                                  ===========
25   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion. Effective January 1, 1997, the Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund pays a fee not to exceed 0.545% of average annual net assets. The Manager can withdraw the voluntary waiver at any time. The Fund's management fee for the year ended July 31, 2000, was an annualized rate of 0.60%, before any waiver by the Manager if applicable.

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                                  Aggregate            Class A         Commissions         Commissions         Commissions
                                  Front-End          Front-End          on Class A          on Class B          on Class C
                              Sales Charges      Sales Charges              Shares              Shares              Shares
                                 on Class A        Retained by         Advanced by         Advanced by         Advanced by
Year Ended                           Shares        Distributor        Distributor1        Distributor1        Distributor1
----------------------------------------------------------------------------------------------------------------------------
July 31, 2000                       $61,567            $12,979              $1,377            $115,116              $3,640

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.


                                    Class A                                Class B                                 Class C
                        Contingent Deferred                    Contingent Deferred                     Contingent Deferred
                              Sales Charges                          Sales Charges                           Sales Charges
Year Ended          Retained by Distributor                Retained by Distributor                 Retained by Distributor
----------------------------------------------------------------------------------------------------------------------------
July 31, 2000                           $--                                $66,402                                     $--

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

26   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.15% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets consisting of Class A shares of the Fund. For the year ended July 31, 2000, payments under the Class A plan totaled $83,434, prior to Manager waivers if applicable, all of which were paid by the Distributor to recipients. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

   The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

   The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended July 31, 2000, were as follows:

                                                                 Distributor's    Distributor's
                                                                     Aggregate     Unreimbursed
                                                                  Unreimbursed    Expenses as %
                            Total Payments    Amount Retained         Expenses    of Net Assets
                                Under Plan     by Distributor       Under Plan         of Class
-------------------------------------------------------------------------------------------------
Class B Plan                      $192,858           $154,110         $563,708             3.16%
Class C Plan                        27,962              7,304           30,968             1.27

27   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
5. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (Financial futures) or debt securities (interest rate futures) in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

   The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

================================================================================
6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

   The Fund had no borrowings outstanding during the year ended July 31, 2000.

                                  Appendix A

                      MUNICIPAL BOND RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
-------------------------------------------------------------------------------

Long-Term Bond Ratings

Aaa: Bonds rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the of "Aaa" securities.

A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition. Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

Short-Term Ratings - U.S. Tax-Exempt Municipals

There are three ratings for short-term obligations that are investment grade. Short-term speculative obligations are designated "SG." For variable rate demand obligations, a two-component rating is assigned. The first (MIG) element represents an evaluation by Moody's of the degree of risk associated with scheduled principal and interest payments. The second element (VMIG) represents an evaluation of the degree of risk associated with the demand feature.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing..

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG:  Denotes   speculative-grade  credit  quality.  Debt  instruments  in  this category may lack margins of protection.

Standard & Poor's Rating Services
-------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated "BB" are less vulnerable to nonpayment than other speculative issues. However, these face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated "B" are more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Bonds rated "CCC" are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  Bonds rated "CC" are currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated "D" are in default. Payments on the obligation are not being made on the date due even if the applicable grace period has not expired, unless Standard and Poor's believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "p" symbol indicates that the rating is provisional. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2:   Satisfactory   capacity  to  pay  principal  and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.


Fitch, Inc.
-------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

-------------------------------------------------------------------------------
International Short-Term Credit Ratings
-------------------------------------------------------------------------------

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                  Appendix B

                    Municipal Bond Industry Classifications

Adult Living Facilities
Bond Anticipation Notes
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods Marine/Aviation Facilities Multi-Family Housing Municipal Leases Non Profit Organization Parking Fee Revenue Pollution Control Resource Recovery Revenue Anticipation Notes Sales Tax Revenue Sewer Utilities Single Family Housing Special Assessment Special Tax Sports Facility Revenue Student Loans Tax Anticipation Notes Tax & Revenue Anticipation Notes Telephone Utilities Water Utilities

                                     C-13
                                  Appendix C

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        OppenheimerFunds Special Sales Charge Arrangements and Waivers
-------------------------------------------------------------------------------

      In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived. That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

      Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds that were merged into or became Oppenheimer funds.

      For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue
        Code,
(2) non-qualified deferred compensation plans, (3) employee benefit plans2 (4) Group Retirement Plans3 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs,
        Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

      The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
--------------
1. Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
3. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.

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  I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
-------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

     There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."3 This waiver provision applies to: |_| Purchases of Class A shares aggregating $1 million or more. |_| Purchases by a Retirement Plan (other than an IRA or 403(b)(7) custodial plan) that: (1) buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or (3) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more. |_| Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made: through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases. |_| Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements: (1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a)
mutual funds, other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments"). (2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments. (3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager). |_| Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before May 1, 1999.

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           II. Waivers of Class A Sales Charges of Oppenheimer Funds
-------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases): |_| The Manager or its affiliates. |_| Present or former officers, directors, trustees and employees (and their
        "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_| Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_| Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_| Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_| Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment  advisors or financial  planners (that have entered into an  agreement  for  this  purpose  with the  Distributor)  who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records
        of  the  broker,  agent  or  financial   intermediary  with  which  the
        Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_| Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_| Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_| A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_| Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_| Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_| A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases): |_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other  distributions reinvested  from  the  Fund  or  other  Oppenheimer  funds  (other  than
        Oppenheimer   Cash  Reserves)  or  unit  investment   trusts  for  which
        reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased through a broker-dealer  that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_| Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
|_| Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases: |_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value measured at the time the Plan is established, adjusted annually.
|_| Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1)        Following the death or disability (as defined in the Internal Revenue
           Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(2) To return excess contributions.
(3) To return contributions made due to a mistake of fact. (4) Hardship withdrawals, as defined in the plan.4
(5)        Under  a  Qualified  Domestic  Relations  Order,  as  defined  in the
           Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)        To meet the minimum distribution requirements of the Internal Revenue
           Code.
(7)        To make  "substantially  equal  periodic  payments"  as  described in
           Section 72(t) of the Internal Revenue Code.
(8) For loans to participants or beneficiaries. (9) Separation from service.5
        (10)Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
        (11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_| For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
|_| For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

III.  Waivers of Class B and Class C Sales Charges of Oppenheimer Funds

The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases: |_| Shares redeemed involuntarily, as described in "Shareholder Account
        Rules and Policies," in the applicable Prospectus.
|_| Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_| Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_| Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_| Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
|_| Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:
(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(2) To return excess contributions made to a participant's account. (3) To return contributions made due to a mistake of fact. (4) To make hardship withdrawals, as defined in the plan.6 (5) To make distributions required under a Qualified Domestic Relations
              Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)           To meet the  minimum  distribution  requirements  of the  Internal
              Revenue Code.
(7)           To make  "substantially  equal periodic  payments" as described in
              Section 72(t) of the Internal Revenue Code.
(8) For loans to participants or beneficiaries.7 (9) On account of the participant's separation from service.8 (10) Participant-directed redemptions to purchase shares of a mutual fund
              (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(11) Distributions made on account of a plan termination or "in-service" distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(12) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.
(13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value annually (measured from the establishment of the Automatic Withdrawal Plan).
        |_|Redemptions  of Class B shares (or Class C shares,  effective  August
           1, 1999) under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.


IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

  Oppenheimer  Quest Value Fund, Oppenheimer  Quest  Small  Cap
  Inc.                           Value Fund
  Oppenheimer   Quest   Balanced Oppenheimer    Quest    Global
  Value Fund                     Value Fund
  Oppenheimer  Quest Opportunity
  Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest  for Value  U.S.  Government Quest    for   Value   New   York
Income Fund                        Tax-Exempt Fund
Quest   for    Value    Investment Quest    for    Value    National
Quality Income Fund                Tax-Exempt Fund
Quest for Value Global Income Fund Quest   for   Value    California
                                   Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either: |_| acquired by such shareholder pursuant to an exchange of shares of an
        Oppenheimer fund that was one of the Former Quest for Value Funds or |_| purchased by such shareholder by exchange of shares of another
        Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

      |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.





----------------------------------------------------------------------
   Number of                         Initial Sales
    Eligible       Initial Sales     Charge as a %   Commission as %
  Employees or    Charge as a % of   of Net Amount     of Offering
    Members        Offering Price       Invested          Price
----------------------------------------------------------------------
----------------------------------------------------------------------
9 or Fewer             2.50%             2.56%            2.00%
----------------------------------------------------------------------
----------------------------------------------------------------------
At  least 10 but       2.00%             2.04%            1.60%
not more than 49
----------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
|_|   Shareholders  who  were  shareholders  of the  AMA  Family  of  Funds  on
        February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
|_| Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with: |_| withdrawals under an automatic withdrawal plan holding only either Class
        B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.
      |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: |_| redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
|_| withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section): o Oppenheimer U. S. Government Trust, o Oppenheimer Bond Fund, o Oppenheimer Disciplined Value Fund and o Oppenheimer Disciplined Allocation Fund are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account    Connecticut  Mutual Total Return
                                     Account
Connecticut     Mutual    Government CMIA      LifeSpan       Capital
Securities Account                   Appreciation Account
Connecticut Mutual Income Account    CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account    CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

      ? Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).
      Those shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of a Fund and other Former
        Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      ? Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares: (1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: (1) by the estate of a deceased shareholder;
(2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
(6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
(7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.


VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

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    VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                          Convertible Securities Fund
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Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

|_|   the Manager and its affiliates,
|_| present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_| registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_| dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_| employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_| dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

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Oppenheimer Florida Municipal Fund
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Internet Web Site:
         www.oppenheimerfunds.com

Investment Adviser
    OppenheimerFunds, Inc.
    Two World Trade Center
    New York, New York 10048-0203

Distributor
    OppenheimerFunds Distributor, Inc.
    Two World Trade Center
    New York, New York 10048-0203

Transfer Agent
    OppenheimerFunds Services
    P.O. Box 5270
    Denver, Colorado 80217
    1-800-525-7048

Custodian Bank
    Citibank, N.A.
    399 Park Avenue
    New York, New York 10043

Independent Auditors
    KPMG LLP
    707 Seventeenth Street
    Denver, Colorado 80202

Legal Counsel
    Mayer, Brown & Platt
    1675 Broadway
    New York, New York 10019-5820

PX795.1100


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1 Ms. Macaskill and Mr. Griffiths are not Directors of Oppenheimer Money Market Fund, Inc. Mr. Griffiths is also not a Trustee of Oppenheimer Discovery Fund. 2 In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and the Trust and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

3 However, that commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year. 4 This provision does not apply to IRAs. 5 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs. 6 This provision does not apply to IRAs. 7 This provision does not apply to loans from 403(b)(7) custodial plans. 8 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.